UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO ETF Trust

PIMCO ETF TRUST

Annual Report

June 30, 2020

Index Exchange-Traded Funds

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund | EMNT | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

Table of Contents

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		20

Financial Highlights		22

Statements of Assets and Liabilities		26

Statements of Operations		28

Statements of Changes in Net Assets		30

Notes to Financial Statements		92

Report of Independent Registered Public Accounting Firm		117

Glossary		118

Federal Income Tax Information		119

Management of the Trust		120

Privacy Policy		123

Liquidity Risk Management Program		124

Fund	Fund Summary	Schedule of Investments

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	34

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	35

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	36

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	37

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	38

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	44

PIMCO Active Bond Exchange-Traded Fund	14	51

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	61

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	16	71

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	17	74

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	18	82

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	19	87

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO ETF Trust Annual Report, which covers the 12-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 6.01%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 6.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -0.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO ETF TRUST

Bond Index (EMBI) Global (USD Hedged), returned 1.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.82%.

After initially rising, global equities experienced a sharp decline in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities rallied sharply in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the 12-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned 7.51% and global equities, as represented by the MSCI World Index, returned 2.84%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 6.98% and European equities, as represented by the MSCI Europe Index (in EUR), returned -5.48%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.39%.

Commodity prices were extremely volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices were relatively flat, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.22%, 2.32% and 0.07% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at www.pimco.com to learn more about PIMCO ETFs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2020	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations

4	PIMCO ETF TRUST

and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified

ANNUAL REPORT	JUNE 30, 2020	5

Important Information About the Funds (Cont.)

Fund Name (Cont.)	Fund Inception	Diversification Status
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	12/10/19	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

6	PIMCO ETF TRUST

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

ANNUAL REPORT	JUNE 30, 2020	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2020†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Years	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	37.97%	13.22%	10.89%	11.26%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	37.86%	13.22%	10.84%	11.25%
The ICE BofAML Long U.S. Treasury Principal STRIPS Index±	38.05%	13.35%	11.07%	11.39%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (STRIPS) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»

Rates in the 25+ year segment of the U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) (zero-coupon) curve declined, positively impacting the return of both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of June 30, 2020†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Years	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	3.52%	1.88%	1.55%	1.90%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	3.55%	1.87%	1.54%	1.90%
The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index±	3.64%	2.06%	1.76%	2.11%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury inflation-protected securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the 1-5 Year U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the index.

ANNUAL REPORT	JUNE 30, 2020	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of June 30, 2020†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	22.47%	8.05%	6.55%	7.06%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	22.39%	8.03%	6.55%	7.06%
The ICE BofAML 15+ Year U.S. Inflation-Linked Treasury Index±	22.44%	8.11%	6.76%	7.25%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury inflation-protected securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the 15+ Year U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the index.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of June 30, 2020†§

U.S. Treasury Obligations	98.1%

Short-Term Instruments	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	8.61%	3.80%	3.47%	3.93%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	8.63%	3.77%	3.46%	3.92%
The ICE BofAML U.S. Inflation-Linked Treasury Index±	8.69%	3.91%	3.66%	4.11%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury inflation-protected securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the index.

ANNUAL REPORT	JUNE 30, 2020	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2020†§

Corporate Bonds & Notes	92.5%

Short-Term Instruments	7.3%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	(4.56)%	3.12%	4.12%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	(4.65)%	3.16%	4.09%
ICE BofAML 0-5 Year US High Yield Constrained Index±	(3.67)%	3.56%	4.66%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.56%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the energy sector contributed to performance, as the Fund’s energy positions outperformed the broader sector.

»	Security selection in the support services sector contributed to performance, as the Fund’s support services positions outperformed the broader sector.

»	Overweight exposure to the banking sector contributed to performance, as the banking sector outperformed the broader market.

»	Security selection in the retail sector detracted from performance, as the Fund’s retail sector positions underperformed the broader sector.

»	Overweight exposure to the energy sector detracted from performance, as the energy sector underperformed the broader market.

»	Security selection in the telecommunications sector detracted from performance, as the Fund’s telecommuncations positions underperformed the broader sector.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of June 30, 2020†§

Industrials	44.7%

Banking & Finance	39.6%

Utilities	13.3%

Short-Term Instruments	2.2%

Sovereign Issues	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	9.76%	5.82%	5.14%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	9.88%	5.85%	5.17%
ICE BofAML US Corporate IndexSM±	9.30%	5.69%	5.20%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Indexsm is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had positive performance over the period as the index had positive performance over period.

ANNUAL REPORT	JUNE 30, 2020	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of June 30, 2020†§

U.S. Government Agencies	41.0%

Corporate Bonds & Notes	28.0%

Asset-Backed Securities	9.5%

U.S. Treasury Obligations	6.7%

Short-Term Instruments	5.7%

Non-Agency Mortgage-Backed Securities	5.4%

Municipal Bonds & Notes	1.7%

Other	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	6.92%	4.27%	4.67%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	7.09%	4.27%	4.69%
Bloomberg Barclays U.S. Aggregate Index±	8.74%	4.30%	3.41%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.73%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to investment-grade corporate spread duration contributed to relative performance, as spreads widened.

»	Exposure to duration in Canada contributed to relative performance, as interest rates decreased.

»	Overweight exposure to Agency mortgage-backed securities contributed to relative performance, as excess returns for these securities were positive.

»	Underweight exposure to U.S. duration detracted from relative performance, as interest rates decreased.

»	Overweight exposure to securitized assets, particularly asset backed securities, detracted from relative performance, as spreads widened.

»	Select holdings of taxable municipals detracted from relative performance, as spreads widened.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of June 30, 2020†§

U.S. Treasury Obligations	42.7%

Corporate Bonds & Notes	34.7%

Asset-Backed Securities	7.0%

U.S. Government Agencies	5.2%

Short-Term Instruments	5.1%

Non-Agency Mortgage-Backed Securities	4.8%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	4.77%	2.75%	2.74%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	4.89%	2.78%	2.77%
ICE BofAML 1-3 Year U.S. Treasury Index±	4.07%	1.84%	1.63%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.86%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates declined.

»	Overweight exposure to Agency mortgage-backed securities (“MBS”) contributed to relative performance, as total returns for these securities were positive.

»	Short exposure to the Australian dollar contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Positions in U.S. Treasury inflation-protected securities detracted from relative performance, as breakeven inflation rates declined.

»	Positions in non-Agency MBS detracted from relative performance, as excess returns for these securities were negative.

ANNUAL REPORT	JUNE 30, 2020	15

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Ticker Symbol - EMNT

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of June 30, 2020†§

Corporate Bonds & Notes	56.1%

U.S. Government Agencies	23.2%

Short-Term Instruments	10.8%

Asset-Backed Securities	9.1%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Cumulative Total Return for the period ended June 30, 2020

Fund Inception (12/10/2019)
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Based on Net Asset Value)	1.53%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (At Market Price)(1)(2)	1.51%
FTSE 3-Month Treasury Bill Index±	0.62%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on December 10, 2019, but was not listed for trading until December 12, 2019. Accordingly, there is no Market Price information for December 10, 2019 through December 11, 2019.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO’s ESG investment strategy. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates declined.

»	Overweight exposure to investment grade corporate spread duration contributed to relative performance, as the sector generated positive total carry.

»	Holdings of select emerging market debt detracted from relative performance, as spreads widened.

16	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2020†§

Corporate Bonds & Notes	53.0%

Short-Term Instruments	16.7%

Asset-Backed Securities	15.6%

U.S. Government Agencies	10.9%

Non-Agency Mortgage-Backed Securities	2.7%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Years	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	2.21%	1.96%	1.55%	1.52%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	2.25%	1.97%	1.55%	1.52%
FTSE 3-Month Treasury Bill Index±	1.56%	1.15%	0.61%	0.58%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.36%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates declined.

»	Overweight exposure to investment grade corporate spread duration contributed to relative performance, as the sector generated positive total carry.

»	There were no material detractors for this Fund.

ANNUAL REPORT	JUNE 30, 2020	17

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2020†§

Municipal Bonds & Notes

Ad Valorem Property Tax	11.1%

Health, Hospital & Nursing Home Revenue	10.3%

Electric Power & Light Revenue	8.0%

Tobacco Settlement Funded	5.9%

Water Revenue	5.6%

Natural Gas Revenue	5.1%

Highway Revenue Tolls	4.0%

Miscellaneous Revenue	4.0%

College & University Revenue	3.7%

Sales Tax Revenue	3.3%

Port, Airport & Marina Revenue	3.2%

Industrial Revenue	3.2%

Fuel Sales Tax Revenue	2.8%

Lease (Appropriation)	2.3%

Transit Revenue	2.2%

Income Tax Revenue	2.2%

Appropriations	2.1%

Nuclear Revenue	2.0%

Sewer Revenue	1.0%

Other	4.2%

Short-Term Instruments	13.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Years	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	4.06%	3.47%	3.32%	3.38%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	3.80%	3.50%	3.33%	3.37%
Bloomberg Barclays 1-15 Year Municipal Bond Index±	4.18%	3.42%	3.59%	3.66%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the revenue segment contributed to performance, as the Fund’s holdings outperformed the general municipal market.

»	Security selection within the industrial revenue sector contributed to performance, as the Fund’s holdings outperformed the general municipal market.

»	Security selection within the healthcare sector contributed to performance, as the Fund’s holdings outperformed the general municipal market.

»	Underweight exposure to a duration position detracted from performance, as municipal yields declined across the curve.

»	Security selection within the lease-backed sector detracted from performance, as the Fund’s holdings underperformed the general municipal market.

»	Underweight exposure to the education sector detracted from performance, as the sector outperformed the general municipal market.

18	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of June 30, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	12.1%

Electric Power & Light Revenue	10.7%

Ad Valorem Property Tax	10.4%

College & University Revenue	5.4%

Miscellaneous Revenue	5.4%

Natural Gas Revenue	5.2%

Highway Revenue Tolls	4.5%

Industrial Revenue	3.0%

Fuel Sales Tax Revenue	3.0%

Port, Airport & Marina Revenue	2.8%

Sales Tax Revenue	2.5%

Transit Revenue	2.2%

Resource Recovery Revenue	1.7%

Local or Guaranteed Housing	1.5%

Water Revenue	1.4%

Tobacco Settlement Funded	1.3%

Income Tax Revenue	1.0%

Other	4.6%

Short-Term Instruments	21.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Year	10 Years	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	2.64%	1.73%	1.33%	1.34%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	2.66%	1.77%	1.34%	1.36%
Bloomberg Barclays 1-Year Municipal Bond Index±	2.16%	1.42%	1.14%	1.16%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s overweight duration exposure positioning contributed to performance, as municipal bond yields decreased.

»	Security selection within the industrial revenue sector contributed to performance, as the securities outperformed the broader market.

»	An overweight exposure to the electric utility sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within pre-refunded debt detracted from performance, as the securities underperformed the broader market.

»	An underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the general municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the securities underperformed the broader market.

ANNUAL REPORT	JUNE 30, 2020	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,305.40	$0.86	$1,000.00	$1,023.99	$0.75	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,021.80	1.00	1,000.00	1,023.74	1.00	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,166.20	1.07	1,000.00	1,023.74	1.00	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,064.00	1.02	1,000.00	1,023.74	1.00	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	935.60	2.68	1,000.00	1,021.96	2.80	0.56
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,053.10	1.02	1,000.00	1,023.74	1.00	0.20
PIMCO Active Bond Exchange-Traded Fund	1,000.00	1,046.00	2.93	1,000.00	1,021.86	2.90	0.58
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	1,031.00	2.46	1,000.00	1,022.30	2.45	0.49
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,000.00	1,013.00	1.34	1,000.00	1,023.39	1.35	0.27
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,008.80	1.89	1,000.00	1,022.85	1.90	0.38
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,020.70	1.75	1,000.00	1,023.00	1.75	0.35
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,015.20	1.74	1,000.00	1,023.00	1.75	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

20	PIMCO ETF TRUST

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ANNUAL REPORT	JUNE 30, 2020	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

06/30/2020	$128.17	$2.99	$45.06	$48.05	$(3.08)	$0.00	$0.00	$(3.08)

06/30/2019	115.51	3.15	12.73	15.88	(3.22)	0.00	0.00	(3.22)

06/30/2018	117.38	3.11	(1.85)	1.26	(3.13)	0.00	0.00	(3.13)

06/30/2017	135.43	3.10	(17.80)	(14.70)	(3.35)	0.00	0.00	(3.35)

06/30/2016	105.39	3.16	29.17	32.33	(2.29)	0.00	0.00	(2.29)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

06/30/2020	$52.62	$0.26	$1.56	$1.82	$(1.07)	$0.00	$(0.16)	$(1.23)

06/30/2019	51.76	0.97	0.64	1.61	(0.75)	0.00	0.00	(0.75)

06/30/2018	52.18	1.04	(0.51)	0.53	(0.95)	0.00	0.00	(0.95)

06/30/2017	52.83	0.87	(0.87)	0.00	(0.65)	0.00	0.00	(0.65)

06/30/2016	52.18	0.19	0.71	0.90	0.00	0.00	(0.25)	(0.25)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

06/30/2020	$69.61	$0.19	$15.22	$15.41	$(1.71)	$0.00	$(0.00)	$(1.71)

06/30/2019	67.57	1.58	1.72	3.30	(1.26)	0.00	0.00	(1.26)

06/30/2018	65.64	2.03	1.79	3.82	(1.89)	0.00	0.00	(1.89)

06/30/2017	69.55	1.80	(3.74)	(1.94)	(1.97)	0.00	0.00	(1.97)

06/30/2016	62.95	1.01	6.02	7.03	(0.43)	0.00	0.00	(0.43)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

06/30/2020	$59.46	$0.22	$4.82	$5.04	$(1.09)	$0.00	$(0.21)	$(1.30)

06/30/2019	57.61	1.08	1.57	2.65	(0.80)	0.00	0.00	(0.80)

06/30/2018	57.61	1.25	(0.07)	1.18	(1.18)	0.00	0.00	(1.18)

06/30/2017	59.09	1.10	(1.61)	(0.51)	(0.97)	0.00	0.00	(0.97)

06/30/2016	56.73	0.54	2.13	2.67	(0.31)	0.00	0.00	(0.31)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

06/30/2020	$100.71	$4.08	$(8.54)	$(4.46)	$(4.80)	$0.00	$0.00	$(4.80)

06/30/2019	100.07	4.63	0.90	5.53	(4.89)	0.00	0.00	(4.89)

06/30/2018	101.62	4.44	(1.28)	3.16	(4.71)	0.00	0.00	(4.71)

06/30/2017	96.65	4.60	5.66	10.26	(5.29)	0.00	0.00	(5.29)

06/30/2016	100.37	4.52	(3.69)	0.83	(4.55)	0.00	0.00	(4.55)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

06/30/2020	$107.27	$3.40	$6.88	$10.28	$(3.51)	$0.00	$0.00	$(3.51)

06/30/2019	100.41	3.44	6.96	10.40	(3.54)	0.00	0.00	(3.54)

06/30/2018	104.90	3.31	(4.43)	(1.12)	(3.31)	(0.06)	0.00	(3.37)

06/30/2017	105.72	3.11	(0.86)	2.25	(3.07)	0.00	0.00	(3.07)

06/30/2016	100.50	3.10	4.91	8.01	(2.75)	(0.04)	0.00	(2.79)

PIMCO Active Bond Exchange-Traded Fund

06/30/2020	$107.54	$2.88	$4.42	$7.30	$(3.45)	$0.00	$0.00	$(3.45)

06/30/2019	103.19	3.54	4.49	8.03	(3.68)	0.00	0.00	(3.68)

06/30/2018	106.07	3.17	(2.73)	0.44	(3.06)	0.00	(0.26)	(3.32)

06/30/2017	107.31	2.88	(0.80)	2.08	(2.48)	0.00	(0.84)	(3.32)

06/30/2016	106.69	3.09	1.31	4.40	(3.78)	0.00	0.00	(3.78)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

06/30/2020	$100.15	$2.61	$2.06	$4.67	$(3.03)	$0.00	$0.00	$(3.03)

06/30/2019	99.61	2.96	0.62	3.58	(3.04)	0.00	0.00	(3.04)

06/30/2018	101.02	2.51	(1.42)	1.09	(2.50)	0.00	0.00	(2.50)

06/30/2017	100.23	2.17	0.35	2.52	(1.73)	0.00	0.00	(1.73)

06/30/2016	101.62	1.97	(0.24)	1.73	(2.30)	(0.82)	0.00	(3.12)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

12/10/2019 - 06/30/2020	$100.00	$1.04	$0.49	$1.53	$(0.89)	$0.00	$0.00	$(0.89)

22	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or. Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

$173.14	37.97%	$375,713	0.15%	0.15%	0.15%	0.15%	1.98%	14%

128.17	14.17	265,315	0.15	0.15	0.15	0.15	2.79	21

115.51	1.08	164,028	0.15	0.15	0.15	0.15	2.71	19

117.38	(10.88)	166,683	0.15	0.15	0.15	0.15	2.53	14

135.43	31.09	442,851	0.15	0.15	0.15	0.15	2.67	23

$53.21	3.52%	$628,978	0.20%	0.20%	0.20%	0.20%	0.49%	30%

52.62	3.17	748,304	0.20	0.20	0.20	0.20	1.89	36

51.76	1.02	826,530	0.20	0.20	0.20	0.20	2.01	32

52.18	0.00	1,136,011	0.20	0.20	0.20	0.20	1.64	38

52.83	1.74	1,065,611	0.20	0.20	0.20	0.20	0.36	41

$83.31	22.47%	$614,024	0.20%	0.20%	0.20%	0.20%	0.25%	9%

69.61	5.06	178,903	0.20	0.20	0.20	0.20	2.45	6

67.57	5.88	254,745	0.20	0.20	0.20	0.20	3.05	10

65.64	(2.82)	148,992	0.20	0.20	0.20	0.20	2.66	16

69.55	11.25	109,197	0.20	0.20	0.20	0.20	1.59	12

$63.20	8.61%	$61,936	0.20%	0.20%	0.20%	0.20%	0.35%	10%

59.46	4.69	52,327	0.20	0.20	0.20	0.20	1.89	9

57.61	2.07	50,695	0.21	0.21	0.21	0.21	2.18	8

57.61	(0.87)	70,864	0.20	0.20	0.20	0.20	1.88	8

59.09	4.73	90,404	0.20	0.20	0.20	0.20	0.96	10

$91.45	(4.56)%	$1,156,826	0.56%	0.56%	0.55%	0.55%	4.22%	36%

100.71	5.71	1,460,224	0.56	0.56	0.55	0.55	4.66	27

100.07	3.18	1,666,164	0.56	0.56	0.55	0.55	4.41	42

101.62	10.88	1,824,151	0.55	0.55	0.55	0.55	4.58	43

96.65	1.04	2,044,168	0.55	0.55	0.55	0.55	4.75	34

$114.04	9.76%	$659,123	0.20%	0.20%	0.20%	0.20%	3.10%	18%

107.27	10.65	797,018	0.20	0.20	0.20	0.20	3.41	27

100.41	(1.12)	756,084	0.20	0.20	0.20	0.20	3.20	10

104.90	2.19	737,459	0.20	0.20	0.20	0.20	2.97	7

105.72	8.14	447,211	0.20	0.20	0.20	0.20	3.05	13

$111.39	6.92%	$3,400,704	0.57%	0.57%	0.55%	0.55%	2.65%	146%

107.54	7.99	2,422,925	0.73	0.73	0.55	0.55	3.42	155

103.19	0.41	2,072,132	0.76	0.76	0.55	0.55	3.03	142

106.07	2.00	2,039,657	0.61	0.61	0.55	0.55	2.70	569

107.31	4.25	2,594,821	0.56	0.58	0.55	0.57	2.92	475

$101.79	4.77%	$496,743	0.49%	0.56%	0.39%	0.46%	2.61%	378%

100.15	3.66	352,514	0.79	0.86	0.39	0.46	2.98	1,613

99.61	1.09	157,382	1.02	1.09	0.39	0.46	2.51	326

101.02	2.54	93,947	0.67 (e)	0.74 (e)	0.47 (e)	0.54 (e)	2.15	651

100.23	1.75	58,134	0.57	0.64	0.55	0.56	1.96	2,288

$100.64	1.54%	$87,553	0.27%*	0.51%*	0.24%*	0.48%*	1.87%*	102%

ANNUAL REPORT	JUNE 30, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

06/30/2020	$101.75	$2.06	$0.15	$2.21	$(2.31)	$0.00	$0.00	$(2.31)

06/30/2019	101.58	2.73	0.11	2.84	(2.67)	0.00	0.00	(2.67)

06/30/2018	101.74	1.95	(0.23)	1.72	(1.85)	(0.03)	0.00	(1.88)

06/30/2017	101.14	1.45	0.61	2.06	(1.46)	0.00	0.00	(1.46)

06/30/2016	101.15	1.05	(0.02)	1.03	(1.02)	(0.02)	0.00	(1.04)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

06/30/2020	$54.77	$1.24	$0.96	$2.20	$(1.24)	$0.00	$0.00	$(1.24)

06/30/2019	52.84	1.40	1.93	3.33	(1.40)	0.00	0.00	(1.40)

06/30/2018	53.48	1.30	(0.64)	0.66	(1.30)	0.00	0.00	(1.30)

06/30/2017	55.11	1.25	(1.64)	(0.39)	(1.24)	0.00	0.00	(1.24)

06/30/2016	52.84	1.25	2.15	3.40	(1.13)	0.00	0.00	(1.13)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

06/30/2020	$50.53	$0.81	$0.51	$1.32	$(0.81)	$0.00	$0.00	$(0.81)

06/30/2019	49.91	0.95	0.61	1.56	(0.94)	0.00	0.00	(0.94)

06/30/2018	50.25	0.77	(0.35)	0.42	(0.76)	0.00	0.00	(0.76)

06/30/2017	50.65	0.60	(0.41)	0.19	(0.59)	0.00	0.00	(0.59)

06/30/2016	50.24	0.48	0.36	0.84	(0.43)	0.00	0.00	(0.43)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(e)	Effective May 8, 2017, the Fund’s Management fees was decreased by 0.09% to an annual rate of 0.46%.

24	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or. Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

$101.65	2.21%	$13,914,440	0.37%	0.37%	0.35%	0.35%	2.03%	81%

101.75	2.84	11,939,913	0.36	0.36	0.35	0.35	2.70	72

101.58	1.70	9,410,140	0.42	0.42	0.35	0.35	1.92	86

101.74	2.05	7,195,945	0.35	0.35	0.35	0.35	1.43	82

101.14	1.03	4,647,542	0.36	0.36	0.35	0.35	1.04	208

$55.73	4.06%	$468,662	0.35%	0.35%	0.35%	0.35%	2.25%	34%

54.77	6.41	304,515	0.35	0.35	0.35	0.35	2.63	39

52.84	1.25	275,309	0.35	0.35	0.35	0.35	2.44	27

53.48	(0.69)	259,917	0.35	0.35	0.35	0.35	2.33	30

55.11	6.52	254,045	0.35	0.35	0.35	0.35	2.32	23

$51.04	2.64%	$176,581	0.35%	0.35%	0.35%	0.35%	1.60%	55%

50.53	3.17	96,505	0.35	0.35	0.35	0.35	1.91	49

49.91	0.83	67,874	0.35	0.35	0.35	0.35	1.55	87

50.25	0.37	65,826	0.35	0.35	0.35	0.35	1.20	80

50.65	1.67	68,881	0.35	0.35	0.35	0.35	0.95	36

ANNUAL REPORT	JUNE 30, 2020	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$375,757	$628,060	$612,129	$61,716
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	0	0	0
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	0	5,345	0	0
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	0	0	0	0
Interest and/or dividends receivable	0	998	1,970	230
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	375,757	634,403	614,099	61,946

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	0	0	0	0
Payable for TBA investments purchased	0	0	0	0
Payable for unfunded loan commitments	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	0	5,322	0	0
Accrued management fees	44	103	75	10
Other liabilities	0	0	0	0
Total Liabilities	44	5,425	75	10

Net Assets	$375,713	$628,978	$614,024	$61,936

Net Assets Consist of:

Paid in capital	$349,247	$632,695	$588,720	$58,900
Distributable earnings (accumulated loss)	26,466	(3,717)	25,304	3,036

Net Assets	$375,713	$628,978	$614,024	$61,936

Shares Issued and Outstanding	2,170	11,820	7,370	980

Net Asset Value Per Share Outstanding(a):	$173.14	$53.21	$83.31	$63.20

Cost of investments in securities	$327,473	$608,292	$571,333	$57,418
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Proceeds received on short sales	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$363	$479	$600	$1,168
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$1,149,338	$645,660	$3,932,251	$893,649	$93,415	$13,864,303	$465,655	$181,180
28,120	0	0	0	0	515	0	0

1,046	116	70	60	0	0	0	0
0	0	18	655	0	0	0	0
2,920	0	88	408	53	288	0	0
18,094	5,169	4,675	2,334	0	0	0	0
0	0	1,546	23	0	0	0	0
30,717	2,250	760	32,620	1,805	2,407	7,994	1,119
0	0	864,061	0	0	0	0	0
0	0	11,139	0	0	35,579	0	0
18,105	6,143	18,330	2,810	340	24,773	4,191	1,180
0	0	0	25	7	0	0	0
1,248,340	659,338	4,832,938	932,584	95,620	13,927,865	477,840	183,479

$0	$0	$0	$373,549	$0	$0	$0	$0
0	0	0	55,759	0	0	0	0

10	111	90	293	0	0	0	0
0	0	385	663	44	0	0	0
23,120	0	215,192	5,085	7,997	9,017	9,049	6,851
0	0	1,212,448	0	0	0	0	0
203	0	0	0	0	0	0	0
31,041	0	0	0	0	515	0	0
0	0	2,615	280	0	0	0	0
36,580	0	0	0	0	0	0	0
560	104	1,502	178	26	3,893	129	47
0	0	2	34	0	0	0	0
91,514	215	1,432,234	435,841	8,067	13,425	9,178	6,898

$1,156,826	$659,123	$3,400,704	$496,743	$87,553	$13,914,440	$468,662	$176,581

$1,437,925	$615,748	$3,287,950	$491,806	$87,004	$13,930,182	$451,343	$174,678
(281,099)	43,375	112,754	4,937	549	(15,742)	17,319	1,903

$1,156,826	$659,123	$3,400,704	$496,743	$87,553	$13,914,440	$468,662	$176,581

12,650	5,780	30,530	4,880	870	136,880	8,410	3,460

$91.45	$114.04	$111.39	$101.79	$100.64	$101.65	$55.73	$51.04

$1,254,141	$604,533	$3,791,772	$889,755	$92,952	$13,881,560	$444,186	$178,156
$28,120	$0	$0	$0	$0	$515	$0	$0
$0	$0	$1,592	$28	$0	$0	$0	$0
$0	$0	$0	$55,604	$0	$0	$0	$0
$2,139	$422	$(33)	$1,229	$0	$0	$0	$0

$55,818	$14,255	$142,487	$24,646	$0	$412,889	$560	$1,650
$30,415	$0	$0	$0	$0	$497	$0	$0

ANNUAL REPORT	JUNE 30, 2020	27

Statements of Operations

Year Ended June 30, 2020
(Amounts in thousands†)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest, net of foreign taxes*	$6,975	$4,766	$1,250	$299
Securities lending income	0	0	0	0
Total Income	6,975	4,766	1,250	299

Expenses:

Management fees	489	1,387	549	107
Trustee fees	4	10	3	1
Interest expense	0	0	0	0
Organizational expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	493	1,397	552	108
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	493	1,397	552	108

Net Investment Income (Loss)	6,482	3,369	698	191

Net Realized Gain (Loss):

Investments in securities	5,573	(1,272)	509	(4)
In-kind redemptions	56,564	1,354	15,953	71
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	62,137	82	16,462	67

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	35,076	19,392	36,467	4,355
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	35,076	19,392	36,467	4,355

Net Increase (Decrease) in Net Assets Resulting from Operations	$103,695	$22,843	$53,627	$4,613

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 10, 2019.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund(a)	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$68,457	$21,559	$93,564	$13,419	$810	$316,031	$9,517	$2,380
441	1	0	0	0	2	0	0
68,898	21,560	93,564	13,419	810	316,033	9,517	2,380

7,918	1,304	15,960	1,986	135	45,916	1,277	425
20	9	36	6	0	173	4	2
176	7	615	417	12	2,891	0	1
0	0	0	0	85	0	0	0
0	1	5	21	0	0	0	0
8,114	1,321	16,616	2,430	232	48,980	1,281	428
0	0	0	(308)	(128)	0	0	0
8,114	1,321	16,616	2,122	104	48,980	1,281	428

60,784	20,239	76,948	11,297	706	267,053	8,236	1,952

(11,994)	3,215	19,937	2,568	67	8,068	(684)	(381)
(6,964)	16,037	0	0	0	0	0	0
(11,664)	5,144	6,336	(627)	0	0	0	0
1,981	0	(242)	4,095	(33)	0	0	0
0	0	0	(66)	0	0	0	0
0	0	14	(344)	(2)	0	0	0

(28,641)	24,396	26,045	5,626	32	8,068	(684)	(381)

(91,639)	16,584	87,378	1,247	463	(39,711)	6,592	1,727
(4,268)	(668)	(367)	1,466	0	0	0	0
(1,209)	0	(364)	(280)	(44)	0	0	0
0	0	0	(121)	0	0	0	0
0	0	(77)	(3)	0	0	0	0

(97,116)	15,916	86,570	2,309	419	(39,711)	6,592	1,727

$(64,973)	$60,551	$189,563	$19,232	$1,157	$235,410	$14,144	$3,298

$0	$0	$2	$0	$0	$1	$0	$0

ANNUAL REPORT	JUNE 30, 2020	29

Statements of Changes in Net Assets

	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,482	$4,820	$3,369	$15,125
Net realized gain (loss)	62,137	(4,304)	82	(4,877)
Net change in unrealized appreciation (depreciation)	35,076	26,764	19,392	13,921

Net Increase (Decrease) in Net Assets Resulting from Operations	103,695	27,280	22,843	24,169

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(6,364)	(4,651)	(14,551)	(11,921)
Tax basis return of capital	0	0	(2,072)	0

Total Distributions(a)	(6,364)	(4,651)	(16,623)	(11,921)

Fund Share Transactions:

Receipts for shares sold	263,721	100,956	36,739	79,717
Cost of shares redeemed	(250,654)	(22,298)	(162,285)	(170,191)
Net increase (decrease) resulting from Fund share transactions	13,067	78,658	(125,546)	(90,474)

Total Increase (Decrease) in Net Assets	110,398	101,287	(119,326)	(78,226)

Net Assets:

Beginning of year	265,315	164,028	748,304	826,530
End of year	$375,713	$265,315	$628,978	$748,304

Shares of Beneficial Interest:

Shares sold	1,700	850	700	1,550
Shares redeemed	(1,600)	(200)	(3,100)	(3,300)
Net increase (decrease) in shares outstanding	100	650	(2,400)	(1,750)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(a) The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund		PIMCO Active Bond Exchange-Traded Fund

Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

$698	$4,955	$191	$1,005	$60,784	$72,641	$20,239	$24,075	$76,948	$70,561
16,462	(2,029)	67	(79)	(28,641)	(14,545)	24,396	(9,494)	26,045	16,592
36,467	1,698	4,355	1,562	(97,116)	24,403	15,916	51,681	86,570	77,667

53,627	4,624	4,613	2,488	(64,973)	82,499	60,551	66,262	189,563	164,820

(5,557)	(4,419)	(955)	(738)	(71,011)	(76,687)	(21,128)	(24,777)	(90,615)	(73,021)
0	0	(189)	0	0	0	0	0	0	0

(5,557)	(4,419)	(1,144)	(738)	(71,011)	(76,687)	(21,128)	(24,777)	(90,615)	(73,021)

520,191	43,461	9,122	5,629	1,592,636	2,250,839	122,390	228,373	1,183,283	511,170
(133,140)	(119,508)	(2,982)	(5,747)	(1,760,050)	(2,462,591)	(299,708)	(228,924)	(304,452)	(252,176)
387,051	(76,047)	6,140	(118)	(167,414)	(211,752)	(177,318)	(551)	878,831	258,994

435,121	(75,842)	9,609	1,632	(303,398)	(205,940)	(137,895)	40,934	977,779	350,793

178,903	254,745	52,327	50,695	1,460,224	1,666,164	797,018	756,084	2,422,925	2,072,132
$614,024	$178,903	$61,936	$52,327	$1,156,826	$1,460,224	$659,123	$797,018	$3,400,704	$2,422,925

6,550	650	150	100	16,350	22,850	1,100	2,200	10,850	4,900
(1,750)	(1,850)	(50)	(100)	(18,200)	(25,000)	(2,750)	(2,300)	(2,850)	(2,450)
4,800	(1,200)	100	0	(1,850)	(2,150)	(1,650)	(100)	8,000	2,450

ANNUAL REPORT	JUNE 30, 2020	31

Statements of Changes in Net Assets (Cont.)

	PIMCO Enhanced Low Duration Active Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2020	Year Ended June 30, 2019	Inception date through June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,297	$7,207	$706
Net realized gain (loss)	5,626	1,065	32
Net change in unrealized appreciation (depreciation)	2,309	1,084	419

Net Increase (Decrease) in Net Assets Resulting from Operations	19,232	9,356	1,157

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(12,814)	(7,088)	(608)
Tax basis return of capital	0	0	0

Total Distributions(a)	(12,814)	(7,088)	(608)

Fund Share Transactions:

Receipts for shares sold	213,202	192,864	87,004
Cost of shares redeemed	(75,391)	0	0
Net increase (decrease) resulting from Fund share transactions	137,811	192,864	87,004

Total Increase (Decrease) in Net Assets	144,229	195,132	87,553

Net Assets:

Beginning of year	352,514	157,382	0
End of year	$496,743	$352,514	$87,553

Shares of Beneficial Interest:

Shares sold	2,120	1,940	870
Shares redeemed	(760)	0	0
Net increase (decrease) in shares outstanding	1,360	1,940	870

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

$267,053	$305,066	$8,236	$7,465	$1,952	$1,533
8,068	3,414	(684)	318	(381)	(80)
(39,711)	9,848	6,592	9,995	1,727	1,174

235,410	318,328	14,144	17,778	3,298	2,627

(295,040)	(297,054)	(8,015)	(7,507)	(1,882)	(1,504)
0	0	0	0	0	0

(295,040)	(297,054)	(8,015)	(7,507)	(1,882)	(1,504)

6,351,234	6,881,703	184,530	74,488	83,613	27,508
(4,317,077)	(4,373,204)	(26,512)	(55,553)	(4,953)	0
2,034,157	2,508,499	158,018	18,935	78,660	27,508

1,974,527	2,529,773	164,147	29,206	80,076	28,631

11,939,913	9,410,140	304,515	275,309	96,505	67,874
$13,914,440	$11,939,913	$468,662	$304,515	$176,581	$96,505

62,510	67,830	3,350	1,400	1,650	550
(42,980)	(43,120)	(500)	(1,050)	(100)	0
19,530	24,710	2,850	350	1,550	550

ANNUAL REPORT	JUNE 30, 2020	33

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 99.9%

U.S. Treasury STRIPS (a)
0.000% due 05/15/2045	$27,919	$19,369
0.000% due 08/15/2045	28,158	19,464
0.000% due 11/15/2045	28,373	19,533
0.000% due 02/15/2046	28,174	19,306
0.000% due 05/15/2046	27,942	19,080
0.000% due 08/15/2046	28,331	19,280
0.000% due 11/15/2046	28,004	19,007
0.000% due 02/15/2047	28,218	19,139
0.000% due 05/15/2047	28,286	19,061
0.000% due 08/15/2047	28,024	18,789
0.000% due 11/15/2047	28,156	18,805
0.000% due 02/15/2048	28,297	18,826
0.000% due 05/15/2048	28,125	18,650
0.000% due 08/15/2048	28,200	18,648
0.000% due 11/15/2048	28,000	18,514
0.000% due 02/15/2049	28,169	18,507
0.000% due 05/15/2049	27,916	18,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 08/15/2049	$28,012	$18,284
0.000% due 11/15/2049	27,015	17,584
0.000% due 02/15/2050	26,533	17,267

Total U.S. Treasury Obligations (Cost $327,110)		375,394

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		363

Total Short-Term Instruments (Cost $363)		363

Total Investments in Securities (Cost $327,473)		375,757

Total Investments 100.0% (Cost $327,473)		$375,757

Other Assets and Liabilities, net 0.0%		(44)

Net Assets 100.0%		$375,713

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$363	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(370)	$363	$363

Total Repurchase Agreements						$(370)	$363	$363

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$363	$0	$0	$0	$363	$(370)	$(7)

Total Borrowings and Other Financing Transactions	$363	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$375,394	$0	$375,394
Short-Term Instruments
Repurchase Agreements	0	363	0	363

Total Investments	$0	$375,757	$0	$375,757

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

U.S. TREASURY OBLIGATIONS 99.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$49,542	$50,264
0.125% due 04/15/2022	45,496	46,208
0.125% due 07/15/2022	49,023	50,228
0.125% due 01/15/2023	44,179	45,305
0.125% due 07/15/2024	49,708	51,986
0.125% due 10/15/2024	19,436	20,382
0.125% due 04/15/2025	40,879	42,875
0.250% due 01/15/2025	36,488	38,439
0.375% due 07/15/2023	56,387	58,783
0.500% due 04/15/2024	39,294	41,348
0.625% due 07/15/2021	36,336	37,006
0.625% due 04/15/2023	53,098	55,272
0.625% due 01/15/2024	48,771	51,422
2.375% due 01/15/2025	33,019	38,063

Total U.S. Treasury Obligations (Cost $607,813)		627,581

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$479

Total Short-Term Instruments (Cost $479)	479

Total Investments in Securities (Cost $608,292)	628,060

Total Investments 99.9% (Cost $608,292)	$628,060

Other Assets and Liabilities, net 0.1%	918

Net Assets 100.0%	$628,978

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$479	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(489)	$479	$479

Total Repurchase Agreements						$(489)	$479	$479

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$479	$0	$0	$0	$479	$(489)	$(10)

Total Borrowings and Other Financing Transactions	$479	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$627,581	$0	$627,581
Short-Term Instruments
Repurchase Agreements	0	479	0	479

Total Investments	$0	$628,060	$0	$628,060

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	35

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$54,498	$64,319
0.750% due 02/15/2042	53,265	63,877
0.750% due 02/15/2045	53,153	65,127
0.875% due 02/15/2047	42,150	53,851
1.000% due 02/15/2046	44,876	58,119
1.000% due 02/15/2048	40,068	53,077
1.000% due 02/15/2049	47,621	63,682
1.375% due 02/15/2044	51,963	71,019
2.125% due 02/15/2040	19,832	29,274
2.125% due 02/15/2041	59,618	89,184

Total U.S. Treasury Obligations (Cost $570,733)		611,529

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$600

Total Short-Term Instruments (Cost $600)	600

Total Investments in Securities (Cost $571,333)	612,129

Total Investments 99.7% (Cost $571,333)	$612,129

Other Assets and Liabilities, net 0.3%	1,895

Net Assets 100.0%	$614,024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$600	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(612)	$600	$600

Total Repurchase Agreements						$(612)	$600	$600

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$600	$0	$0	$0	$600	$(612)	$(12)

Total Borrowings and Other Financing Transactions	$600	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$611,529	$0	$611,529
Short-Term Instruments
Repurchase Agreements	0	600	0	600

Total Investments	$0	$612,129	$0	$612,129

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 97.7%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$4,162	$4,222
0.125% due 07/15/2022	3,256	3,336
0.125% due 01/15/2023	3,041	3,118
0.125% due 07/15/2024	1,082	1,132
0.125% due 07/15/2026	1,396	1,485
0.250% due 07/15/2029	1,117	1,223
0.250% due 02/15/2050	528	593
0.375% due 07/15/2025	3,506	3,749
0.375% due 01/15/2027	3,171	3,422
0.500% due 01/15/2028	464	508
0.625% due 01/15/2024	5,056	5,330
0.750% due 07/15/2028	1,008	1,138
0.750% due 02/15/2042	2,877	3,450
0.750% due 02/15/2045	393	482
0.875% due 02/15/2047	787	1,006
1.000% due 02/15/2046	1,222	1,583
1.000% due 02/15/2048	790	1,047
1.000% due 02/15/2049	556	744
1.375% due 02/15/2044	1,443	1,972
1.750% due 01/15/2028	3,905	4,663

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2026	$3,397	$3,953
2.125% due 02/15/2040	1,124	1,659
2.375% due 01/15/2025	3,744	4,316
2.500% due 01/15/2029	3,284	4,213
3.375% due 04/15/2032	1,479	2,204

Total U.S. Treasury Obligations (Cost $56,250)		60,548

SHORT-TERM INSTRUMENTS 1.9%

REPURCHASE AGREEMENTS (b) 1.9%
		1,168

Total Short-Term Instruments (Cost $1,168)		1,168

Total Investments in Securities (Cost $57,418)		61,716

Total Investments 99.6% (Cost $57,418)		$61,716

Other Assets and Liabilities, net 0.4%		220

Net Assets 100.0%		$61,936

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$1,168	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(1,191)	$1,168	$1,168

Total Repurchase Agreements						$(1,191)	$1,168	$1,168

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,168	$0	$0	$0	$1,168	$(1,191)	$(23)

Total Borrowings and Other Financing Transactions	$1,168	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$60,548	$0	$60,548
Short-Term Instruments
Repurchase Agreements	0	1,168	0	1,168

Total Investments	$0	$61,716	$0	$61,716

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	37

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Intelsat Jackson Holdings S.A.
6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ	$401	$408

Total Loan Participations and Assignments (Cost $401)		408

CORPORATE BONDS & NOTES 94.1%

BANKING & FINANCE 14.9%

Ally Financial, Inc.
3.875% due 05/21/2024	3,155	3,265
4.125% due 02/13/2022	2,856	2,938
4.250% due 04/15/2021	3,002	3,057

Ardonagh Midco PLC
8.625% due 07/15/2023	3,417	3,578

CBL & Associates LP
5.250% due 12/01/2023 ^(c)(i)	3,144	868

CIT Group, Inc.
4.750% due 02/16/2024	2,245	2,281
5.000% due 08/15/2022	8,355	8,559
5.000% due 08/01/2023	2,991	3,058

CoreCivic, Inc.
5.000% due 10/15/2022	2,183	2,147

Ford Motor Credit Co. LLC
4.063% due 11/01/2024	3,175	3,034
5.584% due 03/18/2024	2,275	2,302

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022	9,212	8,868

Freedom Mortgage Corp.
8.125% due 11/15/2024	3,233	3,148
8.250% due 04/15/2025	4,929	4,895
10.750% due 04/01/2024	2,570	2,658

Genworth Holdings, Inc.
4.900% due 08/15/2023	1,702	1,367
7.625% due 09/24/2021	1,131	1,062

Geo Group, Inc.
5.125% due 04/01/2023	1,693	1,470

HAT Holdings LLC
5.250% due 07/15/2024	3,396	3,471

Icahn Enterprises LP
4.750% due 09/15/2024	4,357	4,124

Intesa Sanpaolo SpA
5.017% due 06/26/2024	3,722	3,816

Iron Mountain, Inc.
5.750% due 08/15/2024	932	944

iStar, Inc.
4.750% due 10/01/2024	3,320	3,107
5.250% due 09/15/2022	4,347	4,232

JPMorgan Chase & Co.
2.250% (US0003M + 1.230%) due 10/24/2023 ~	1,784	1,804

KCA Deutag UK Finance PLC
9.875% due 04/01/2022 ^(c)	1,100	526

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	13,806	13,780

MGIC Investment Corp.
5.750% due 08/15/2023	1,891	1,959

MGM Growth Properties Operating Partnership LP
5.625% due 05/01/2024	4,222	4,402

Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023	4,612	4,745

Navient Corp.
5.000% due 10/26/2020	1,009	1,006
5.500% due 01/25/2023	2,290	2,203
6.500% due 06/15/2022	2,768	2,728
6.625% due 07/26/2021	2,494	2,451
7.250% due 01/25/2022	263	264

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	18,361	17,244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(f)	$302	$438

SBA Communications Corp.
4.000% due 10/01/2022	8,710	8,828

Springleaf Finance Corp.
5.625% due 03/15/2023	2,204	2,236
6.125% due 05/15/2022	4,439	4,534
6.125% due 03/15/2024	5,096	5,189
7.750% due 10/01/2021	2,836	2,957
8.250% due 12/15/2020	2,267	2,343

Starwood Property Trust, Inc.
5.000% due 12/15/2021	5,511	5,361

Stearns Holdings LLC
5.000% due 11/05/2024	78	47
9.375% due 08/15/2020 ^«	2,946	0

Uniti Group LP
7.875% due 02/15/2025	4,940	5,022

Voya Financial, Inc.
5.650% due 05/15/2053 •	243	245

Voyager Aviation Holdings LLC
8.500% due 08/15/2021	2,866	2,103

Washington Prime Group LP
6.450% due 08/15/2024 (a)(h)	3,316	1,879

		172,543

INDUSTRIALS 71.7%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022	3,264	90

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	6,939	6,959

ADT Security Corp.
3.500% due 07/15/2022	2,846	2,838
6.250% due 10/15/2021	4,215	4,351

Aker BP ASA
4.750% due 06/15/2024	6,454	6,506

Albertsons Cos., Inc.
3.500% due 02/15/2023	2,153	2,182
4.625% due 01/15/2027	900	901

Algeco Global Finance PLC
8.000% due 02/15/2023	3,535	3,405

Allegheny Technologies, Inc.
7.875% due 08/15/2023	5,264	5,403

AMC Networks, Inc.
5.000% due 04/01/2024	2,725	2,706

American Airlines Group, Inc.
5.000% due 06/01/2022	1,941	1,132

Anixter, Inc.
5.125% due 10/01/2021	6,695	7,050

Antero Resources Corp.
5.125% due 12/01/2022	1,559	1,130
5.375% due 11/01/2021 (a)(h)	3,004	2,789
5.625% due 06/01/2023 (a)(h)	1,901	1,223

Ardagh Packaging Finance PLC
6.000% due 02/15/2025	522	535

Ascent Resources Utica Holdings LLC
10.000% due 04/01/2022	6,582	5,632

Ashland LLC
4.750% due 08/15/2022	595	629

Avon International Operations, Inc.
7.875% due 08/15/2022	250	251

Avon Products, Inc.
7.000% due 03/15/2023	3,965	3,953

B.C. Unlimited Liability Co.
4.250% due 05/15/2024	11,598	11,630

Ball Corp.
4.000% due 11/15/2023	3,537	3,672

Barminco Finance Pty. Ltd.
6.625% due 05/15/2022	3,105	3,076

Bausch Health Cos., Inc.
5.500% due 03/01/2023	4,473	4,462
5.875% due 05/15/2023	3,054	3,049
6.125% due 04/15/2025	4,000	4,054

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCD Acquisition, Inc.
9.625% due 09/15/2023	$5,263	$5,043

Bombardier, Inc.
6.000% due 10/15/2022	50	35
6.125% due 01/15/2023	4,255	2,931
8.750% due 12/01/2021	6,644	5,430

Boyd Gaming Corp.
8.625% due 06/01/2025	746	781

Bruin E&P Partners LLC
8.875% due 08/01/2023	4,350	152

California Resources Corp.
8.000% due 12/15/2022	2,155	98

Carnival Corp.
11.500% due 04/01/2023	10,000	10,875

Carvana Co.
8.875% due 10/01/2023	3,096	3,114

CCO Holdings LLC
4.500% due 08/15/2030	900	922

Centene Corp.
4.750% due 05/15/2022	6,197	6,296

CF Industries, Inc.
3.450% due 06/01/2023	3,826	3,905

Chemours Co.
6.625% due 05/15/2023	11,310	10,887

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	10,045	11,440

Chesapeake Energy Corp.
5.750% due 03/15/2023 ^(c)	3,765	132
6.625% due 08/15/2020 ^(c)	1,006	33

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	8,986	8,359

Clearwater Paper Corp.
4.500% due 02/01/2023	1,570	1,567

CNX Resources Corp.
5.875% due 04/15/2022	1,359	1,339

Cogent Communications Group, Inc.
5.375% due 03/01/2022	2,938	3,033

CommScope, Inc.
5.000% due 06/15/2021	371	371
5.500% due 03/01/2024	4,748	4,807
5.500% due 06/15/2024	3,220	3,279

Community Health Systems, Inc.
6.250% due 03/31/2023	15,366	14,504
6.625% due 02/15/2025	1,493	1,407
8.000% due 03/15/2026	120	114
8.125% due 06/30/2024	2,570	1,730
8.625% due 01/15/2024	50	49
9.875% due 06/30/2023 þ	2,284	1,785

Consolidated Communications, Inc.
6.500% due 10/01/2022 (a)(h)	3,015	2,787

Continental Resources, Inc.
4.500% due 04/15/2023	248	237
5.000% due 09/15/2022	986	972

Crown Americas LLC
4.500% due 01/15/2023	11,658	11,927

CSC Holdings LLC
ss5.250% due 06/01/2024	5,812	6,187
5.875% due 09/15/2022	9,570	10,022
6.750% due 11/15/2021	11,779	12,398

DAE Funding LLC
4.500% due 08/01/2022	100	96

DaVita, Inc.
5.125% due 07/15/2024	13,406	13,654

DCP Midstream Operating LP
3.875% due 03/15/2023	2,530	2,462
4.950% due 04/01/2022	2,417	2,439
5.850% due 05/21/2043 •	1,894	1,334

Dell International LLC
5.875% due 06/15/2021	2,766	2,771

Dell, Inc.
4.625% due 04/01/2021	3,743	3,813

Delta Air Lines, Inc.
3.625% due 03/15/2022	4,676	4,431

38	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Denbury Resources, Inc.
7.750% due 02/15/2024	$2,427	$930
9.000% due 05/15/2021	3,068	1,197

Diamond Offshore Drilling, Inc.
3.450% due 11/01/2023 ^(c)	2,407	268

Diamond Resorts International, Inc.
7.750% due 09/01/2023	200	192

DISH DBS Corp.
5.875% due 07/15/2022	9,996	10,186
6.750% due 06/01/2021	9,008	9,192

DKT Finance ApS
9.375% due 06/17/2023	3,612	3,644

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	2,277	2,163

Eldorado Resorts, Inc.
7.000% due 08/01/2023	3,352	3,457

EMC Corp.
3.375% due 06/01/2023	3,169	3,215

Endo Dac
6.000% due 06/30/2028	1,509	981
9.500% due 07/31/2027	1,191	1,266

Energy Transfer Operating LP
6.250% due 02/15/2023 •(f)	2,774	2,134

Ensign Drilling, Inc.
9.250% due 04/15/2024	6,127	2,746

EQT Corp.
6.125% due 02/01/2025	1,825	1,822

Extraction Oil & Gas, Inc.
7.375% due 05/15/2024 ^(c)	3,756	737

Fairstone Financial, Inc.
7.875% due 07/15/2024	6,072	5,969

Ferrellgas LP
6.750% due 01/15/2022	4,461	3,763

Fiat Chrysler Automobiles NV
5.250% due 04/15/2023	3,547	3,674

FMG Resources Pty. Ltd.
4.750% due 05/15/2022	6,700	6,844
5.125% due 03/15/2023	3,191	3,289
5.125% due 05/15/2024	2,710	2,798

Ford Motor Co.
8.500% due 04/21/2023	4,676	4,954
9.000% due 04/22/2025	4,676	5,065

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	9,756	9,778
3.875% due 03/15/2023	11,347	11,384

GameStop Corp.
6.750% due 03/15/2021 (a)(h)	2,945	2,350

Global Ship Lease, Inc.
9.875% due 11/15/2022	358	337

Great Lakes Dredge & Dock Corp.
8.000% due 05/15/2022	2,945	3,029

Griffon Corp.
5.250% due 03/01/2022	6,968	6,990

Grinding Media, Inc.
7.375% due 12/15/2023	3,165	3,159

Gulfport Energy Corp.
6.625% due 05/01/2023	3,645	2,182

Hanesbrands, Inc.
4.625% due 05/15/2024	4,545	4,534

Harvest Operations Corp.
2.330% due 04/14/2021	10	10

HCA, Inc.
5.875% due 05/01/2023	8,078	8,756

Hertz Corp. ^
7.625% due 06/01/2022 (a)(h)	3,293	2,480

HudBay Minerals, Inc.
7.250% due 01/15/2023	5,306	5,246

iHeartCommunications, Inc.
6.375% due 05/01/2026	1,483	1,472
8.375% due 05/01/2027	2,188	2,009

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(c)	4,276	1,082

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)	$5,633	$3,223
8.500% due 10/15/2024 ^(c)	2,975	1,798
9.500% due 09/30/2022	1,707	1,901

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(c)	3,915	245

International Game Technology PLC
6.250% due 02/15/2022	3,749	3,792

Ithaca Energy North Sea PLC
9.375% due 07/15/2024	4,686	3,772

JC Penney Corp., Inc.
5.650% due 06/01/2049 ^(c)	24	1

KB Home
7.000% due 12/15/2021	4,460	4,679
7.500% due 09/15/2022	4,306	4,709

Kenan Advantage Group, Inc.
7.875% due 07/31/2023	85	75

KGA Escrow LLC
7.500% due 08/15/2023	1,073	1,076

Kraft Heinz Foods Co.
3.500% due 06/06/2022	1,500	1,569

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023	4,986	4,792

L Brands, Inc.
5.625% due 02/15/2022	2,595	2,542
5.625% due 10/15/2023	2,530	2,398
6.625% due 04/01/2021	2,662	2,751

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	2,869	2,984

Laredo Petroleum, Inc.
9.500% due 01/15/2025	2,108	1,459

Lennar Corp.
4.750% due 04/01/2021	2,159	2,190
4.750% due 11/15/2022	1,247	1,298
6.250% due 12/15/2021	3,394	3,517

Mattel, Inc.
3.150% due 03/15/2023	3,052	2,886

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	11,703	11,520

MEG Energy Corp.
7.000% due 03/31/2024	1,148	987

MGM Resorts International
6.750% due 05/01/2025	1,000	995
7.750% due 03/15/2022	2,406	2,453

Midas Intermediate Holdco LLC
7.875% due 10/01/2022 (a)(h)	2,538	2,200

MPH Acquisition Holdings LLC
7.125% due 06/01/2024	4,503	4,205

Murray Energy Corp.
11.250% due 04/15/2021 ^(c)	3,255	4

Nabors Industries, Inc.
4.625% due 09/15/2021 (a)(h)	1,935	1,514
5.000% due 09/15/2020 (a)(h)	1,683	1,681

Navios Maritime Holdings, Inc.
7.375% due 01/15/2022	4,022	1,702

NCR Corp.
5.000% due 07/15/2022	3,361	3,362

Netflix, Inc.
5.500% due 02/15/2022	5,440	5,690

Newfield Exploration Co.
5.750% due 01/30/2022	2,099	2,104

Nielsen Finance LLC
5.000% due 04/15/2022	19,114	19,080

Nine Energy Service, Inc.
8.750% due 11/01/2023	4,208	2,068

Nokia Oyj
3.375% due 06/12/2022	2,631	2,692

Northwest Acquisitions ULC
7.125% due 11/01/2022 ^(c)	2,388	27

NuStar Logistics LP
4.750% due 02/01/2022	3,110	3,059
4.800% due 09/01/2020	1,359	1,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
3.875% due 09/01/2022	$246	$260

Oasis Petroleum, Inc.
6.875% due 03/15/2022	1,809	304

Occidental Petroleum Corp.
2.700% due 08/15/2022	4,820	4,496
2.900% due 08/15/2024	9,451	8,099
6.950% due 07/01/2024	5,007	4,932

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025	1,392	1,417

Owens-Brockway Glass Container, Inc.
5.000% due 01/15/2022	1,083	1,085

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	604	622

Party City Holdings, Inc.
6.125% due 08/15/2023	6,012	1,353

PetSmart, Inc.
7.125% due 03/15/2023	6,641	6,562

Polaris Intermediate Corp. (8.500% Cash or 9.250% PIK)
8.500% due 12/01/2022 (b)	6,834	6,035

PolyOne Corp.
5.250% due 03/15/2023	2,374	2,571

Precision Drilling Corp.
6.500% due 12/15/2021	9	8
7.750% due 12/15/2023	3,069	2,113

Prime Security Services Borrower LLC
5.250% due 04/15/2024	2,088	2,140

QEP Resources, Inc.
5.375% due 10/01/2022	3,431	2,620

QVC, Inc.
4.850% due 04/01/2024	3,359	3,398

Rackspace Hosting, Inc.
8.625% due 11/15/2024 (a)(h)	8,726	8,892

Radiate Holdco LLC
6.875% due 02/15/2023	7,420	7,540

Range Resources Corp.
5.000% due 08/15/2022	6,776	6,187

Revlon Consumer Products Corp.
5.750% due 02/15/2021 (a)(h)	5,548	3,400
6.250% due 08/01/2024	1,289	293

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	10,229	10,364

Rite Aid Corp.
6.125% due 04/01/2023	1,959	1,908
7.500% due 07/01/2025	1,201	1,204

Riverbed Technology, Inc.
8.875% due 03/01/2023 (a)(h)	1,499	918

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023	4,874	4,484

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023	2,056	2,114
11.500% due 06/01/2025	2,338	2,439

RR Donnelley & Sons Co.
7.875% due 03/15/2021	70	70

Sabre GLBL, Inc.
5.375% due 04/15/2023	3,215	3,010

Sanchez Energy Corp.
7.750% due 06/15/2021 ^(c)	2,029	8

Sensata Technologies BV
4.875% due 10/15/2023	1,873	1,950

ServiceMaster Co. LLC
5.125% due 11/15/2024	4,923	5,004

Sirius XM Radio, Inc.
3.875% due 08/01/2022	156	157
4.625% due 07/15/2024	6,042	6,214

Solera LLC
10.500% due 03/01/2024	2,725	2,785

Sophia LP
9.000% due 09/30/2023	2,153	2,182

Southwestern Energy Co.
4.100% due 03/15/2022	60	57

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	39

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	$4,424	$3,760
7.500% due 04/15/2025	5,604	5,551

Sunoco LP
4.875% due 01/15/2023	6,448	6,375

T-Mobile USA, Inc.
4.000% due 04/15/2022	1,711	1,757
6.375% due 03/01/2025	3,000	3,085

Teine Energy Ltd.
6.875% due 09/30/2022	2,230	2,210

Tenet Healthcare Corp.
4.625% due 09/01/2024	5,133	5,022
6.750% due 06/15/2023	11,846	11,769
8.125% due 04/01/2022	10,024	10,543

THQ, Inc.
12.000% due 08/15/2021 ^«(c)	2,000	73

Toll Brothers Finance Corp.
5.875% due 02/15/2022	4,188	4,375

TransDigm, Inc.
6.500% due 05/15/2025	3,730	3,498

Trident TPI Holdings, Inc.
9.250% due 08/01/2024	2,626	2,700

Triumph Group, Inc.
6.250% due 09/15/2024	9,131	7,779

U.S. Foods, Inc.
6.250% due 04/15/2025	900	927

Uber Technologies, Inc.
7.500% due 05/15/2025	928	939

Unit Corp.
6.625% due 05/15/2021 ^(c)	4,064	549

United Airlines Holdings, Inc.
4.250% due 10/01/2022	1,702	1,449

Univision Communications, Inc.
5.125% due 05/15/2023	19,670	19,910

Valaris PLC
4.875% due 06/01/2022	3,050	346
8.000% due 01/31/2024 ^(c)	3,454	289

Vericast Corp.
8.375% due 08/15/2022	3,668	3,087

VeriSign, Inc.
4.625% due 05/01/2023	5,575	5,624

Veritas U.S., Inc.
10.500% due 02/01/2024 (h)	1,419	1,275

Videotron Ltd.
5.000% due 07/15/2022	4,036	4,184

Virgin Australia Holdings Ltd.
7.875% due 10/15/2021 ^(c)	3,100	540

Western Midstream Operating LP
3.100% due 02/01/2025	1,250	1,187

WEX, Inc.
4.750% due 02/01/2023	788	785

Whiting Petroleum Corp.
5.750% due 03/15/2021 ^(c)	2,826	548
6.250% due 04/01/2023 ^(c)	1,834	324

Williams Scotsman International, Inc.
6.875% due 08/15/2023	3,434	3,537

WPX Energy, Inc.
5.250% due 09/15/2024	5,499	5,434
8.250% due 08/01/2023	6,328	7,047

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WR Grace & Co-Conn
5.125% due 10/01/2021	$7,726	$8,139

Wyndham Destinations, Inc.
4.250% due 03/01/2022	1,162	1,146
5.400% due 04/01/2024	5,744	5,564

Wynn Las Vegas LLC
5.500% due 03/01/2025	4,676	4,293

XPO Logistics, Inc.
6.125% due 09/01/2023	2,858	2,901
6.500% due 06/15/2022	8,657	8,687
6.750% due 08/15/2024	13,178	13,840

Yum! Brands, Inc.
3.875% due 11/01/2020	1,805	1,812
3.875% due 11/01/2023	2,752	2,841

		830,100

UTILITIES 7.5%

American Midstream Partners LP
9.500% due 12/15/2021	2,216	2,025

Blue Racer Midstream LLC
6.125% due 11/15/2022	6,498	6,480

Calpine Corp.
5.250% due 06/01/2026	900	911

CenturyLink, Inc.
5.800% due 03/15/2022	3,773	3,885
6.450% due 06/15/2021	5,208	5,343
7.500% due 04/01/2024	3,022	3,326

Crestwood Midstream Partners LP
6.250% due 04/01/2023	7,782	6,946

Frontier Communications Corp.
10.500% due 09/15/2022 ^(c)	4,445	1,549

Great Western Petroleum LLC
9.000% due 09/30/2021	1,230	750

NGPL PipeCo LLC
4.375% due 08/15/2022	6,900	7,122

Parsley Energy LLC
5.375% due 01/15/2025	4,223	4,116

PBF Logistics LP
6.875% due 05/15/2023	2,134	2,062

Qwest Corp.
6.750% due 12/01/2021	2,751	2,908

Sprint Communications, Inc.
6.000% due 11/15/2022	3,306	3,492
7.000% due 08/15/2020	2,382	2,396

Sprint Corp.
7.125% due 06/15/2024	5,604	6,338
7.250% due 09/15/2021	1,891	1,985
7.875% due 09/15/2023	12,647	14,259

Targa Resources Partners LP
4.250% due 11/15/2023	4,255	4,084

Telecom Italia SpA
5.303% due 05/30/2024	6,046	6,314

		86,291

Total Corporate Bonds & Notes (Cost $1,190,533)		1,088,934

	SHARES	MARKET VALUE (000S)
WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc. - Exp. 05/01/2039	243,827	$2,036

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	216,813	0

Total Warrants (Cost $5,035)		2,036

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

AGFC Capital Trust
2.969% (US0003M + 1.750%) due 01/15/2067 ~	806,000	267

Total Preferred Securities (Cost $479)		267

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.0%

REPURCHASE AGREEMENTS (k) 4.8%
		55,818

U.S. TREASURY BILLS 0.2%
0.102% due 07/23/2020 - 09/24/2020 (d)(e)(m)	$1,876	1,875

Total Short-Term Instruments (Cost $57,693)		57,693

Total Investments in Securities (Cost $1,254,141)		1,149,338

	SHARES
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

MUTUAL FUNDS 2.4%

PIMCO Government Money Market Fund
0.180% (g)(h)(j)	28,120,002	28,120

Total Short-Term Instruments (Cost $28,120)		28,120

Total Investments in Affiliates (Cost $28,120)		28,120

Total Investments 101.8% (Cost $1,282,261)		$1,177,458

Financial Derivative Instruments (l) 0.1% (Cost or Premiums, net $2,139)		1,036

Other Assets and Liabilities, net (1.9)%		(21,668)

Net Assets 100.0%		$1,156,826

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

40	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.
(h)

Securities with an aggregate market value of $30,415 were out on loan in exchange for $31,041 of cash collateral as of June 30, 2020. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(i)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	06/30/2020	07/01/2020	$5,118	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(5,220)	$5,118	$5,118
MBC	0.130	06/30/2020	07/01/2020	50,700	U.S. Treasury Notes 1.625% - 2.625% due 06/30/2021 - 07/15/2021	(52,326)	50,700	50,700

Total Repurchase Agreements						$(57,546)	$55,818	$55,818

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$5,118	$0	$0	$0	$5,118	$(5,220)	$(102)
MBC	50,700	0	0	0	50,700	(52,326)	(1,626)

Master Securities Forward Transaction Agreement
BCY	0	0	0	9,415	9,415	(9,602)	(187)
BMO	0	0	0	8,775	8,775	(8,950)	(175)
GSC	0	0	0	10,179	10,179	(10,383)	(204)
RDR	0	0	0	1,733	1,733	(1,786)	(53)
WFS	0	0	0	313	313	(320)	(7)

Total Borrowings and Other Financing Transactions	$55,818	$0	$0	$30,415

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$31,041	$0	$0	$0	$31,041

Total Borrowings	$31,041	$0	$0	$0	$31,041

Payable for securities on loan - cash collateral					$31,041

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	41

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2020	335	$42,124	$95	$0	$(10)

Total Futures Contracts				$95	$0	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	53,053	$3,390	$(3,277)	$113	$302	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	96,140	(1,251)	671	(580)	742	0

Total Swap Agreements					$2,139	$(2,606)	$(467)	$1,044	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(4)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,046	$1,046	$0	$(10)	$0	$ (10)

(m)

Securities with an aggregate market value of $1,684 and cash of $18,094 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,046	$0	$0	$0	$1,046

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10

42	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,464	$2,464
Swap Agreements	0	(14,139)	0	0	11	(14,128)

	$0	$(14,139)	$0	$0	$2,475	$(11,664)

Over the counter
Swap Agreements	$0	$3	$0	$0	$1,978	$1,981

	$0	$(14,136)	$0	$0	$4,453	$(9,683)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(34)	$(34)
Swap Agreements	0	(4,234)	0	0	0	(4,234)

	$0	$(4,234)	$0	$0	$(34)	$(4,268)

Over the counter
Swap Agreements	$0	$0	$0	$0	$(1,209)	$(1,209)

	$0	$(4,234)	$0	$0	$(1,243)	$(5,477)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$408	$0	$408
Corporate Bonds & Notes
Banking & Finance	0	172,543	0	172,543
Industrials	0	830,027	73	830,100
Utilities	0	86,291	0	86,291
Warrants
Communication Services	0	2,036	0	2,036
Preferred Securities
Banking & Finance	0	267	0	267
Short-Term Instruments
Repurchase Agreements	0	55,818	0	55,818
U.S. Treasury Bills	0	1,875	0	1,875

	$0	$1,149,265	$73	$1,149,338

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	28,120	0	0	28,120

Total Investments	$28,120	$1,149,265	$73	$1,177,458

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,044	$0	$1,044

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(10)	$0	$0	$(10)

Total Financial Derivative Instruments	$(10)	$1,044	$0	$1,034

Totals	$28,110	$1,150,309	$73	$1,178,492

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	43

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

CORPORATE BONDS & NOTES 95.6%

BANKING & FINANCE 38.8%

AerCap Ireland Capital DAC
4.500% due 05/15/2021	$1,195	$1,203
4.625% due 10/30/2020	3,222	3,236

Aflac, Inc.
3.625% due 11/15/2024	3,110	3,524

AIG Global Funding
1.931% (US0003M + 0.480%) due 07/02/2020 ~	1,240	1,240

Air Lease Corp.
3.500% due 01/15/2022	7	7

American Express Co.
2.650% due 12/02/2022	685	718
4.050% due 12/03/2042	477	578

American Honda Finance Corp.
2.450% due 09/24/2020	1,483	1,489

American International Group, Inc.
3.750% due 07/10/2025	2,627	2,910
3.875% due 01/15/2035	640	735
3.900% due 04/01/2026	375	424
4.500% due 07/16/2044	260	304

American Tower Corp.
2.400% due 03/15/2025	930	979
2.750% due 01/15/2027	1,180	1,268
3.125% due 01/15/2027	1,275	1,397
3.375% due 10/15/2026	937	1,043
3.500% due 01/31/2023	1,485	1,588
3.600% due 01/15/2028	725	810

Athene Global Funding
3.000% due 07/01/2022	1,009	1,034

Athene Holding Ltd.
4.125% due 01/12/2028	1,458	1,505

Aviation Capital Group LLC
6.750% due 04/06/2021	100	101
7.125% due 10/15/2020	100	100

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	2,900	2,439

B3 S.A. - Brasil Bolsa Balcao
5.500% due 07/16/2020	620	620

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	2,025	2,133

Banco Santander Mexico S.A.
4.125% due 11/09/2022	265	277

Bank of America Corp.
2.369% due 07/21/2021 •	1,870	1,872
3.419% due 12/20/2028 •	2,408	2,683
3.500% due 04/19/2026	1,862	2,098
4.000% due 04/01/2024	2,329	2,587
4.271% due 07/23/2029 •	2,294	2,702
7.750% due 05/14/2038	401	658

Bank of New York Mellon Corp.
3.000% due 02/24/2025	2,421	2,652

Barclays PLC
4.375% due 01/12/2026	4,005	4,527

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	612	926

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	765	1,018

BNP Paribas S.A.
4.400% due 08/14/2028	975	1,125
5.000% due 01/15/2021	3,666	3,755

Boston Properties LP
3.800% due 02/01/2024	1,080	1,173

BPCE S.A.
4.500% due 03/15/2025	545	596
4.625% due 09/12/2028	525	618
5.150% due 07/21/2024	195	218

Brookfield Finance, Inc.
4.850% due 03/29/2029	1,562	1,841

Cboe Global Markets, Inc.
3.650% due 01/12/2027	635	714

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charles Schwab Corp.
3.000% due 03/10/2025	$250	$274

China Cinda Finance Ltd.
4.250% due 04/23/2025	430	473

Chubb INA Holdings, Inc.
3.350% due 05/03/2026	3,080	3,515
4.350% due 11/03/2045	616	805

Citibank N.A.
3.650% due 01/23/2024	1,391	1,527

Citigroup, Inc.
2.700% due 03/30/2021	2,268	2,305
2.876% due 07/24/2023 •	1,059	1,103
3.400% due 05/01/2026	2,571	2,853
3.700% due 01/12/2026	2,189	2,448
4.000% due 08/05/2024	682	744
8.125% due 07/15/2039	84	146

Citizens Financial Group, Inc.
2.375% due 07/28/2021	100	101

CME Group, Inc.
3.000% due 09/15/2022	1,822	1,923
3.000% due 03/15/2025	785	867
3.750% due 06/15/2028	420	505
4.150% due 06/15/2048	675	910

Cooperatieve Rabobank UA
3.875% due 02/08/2022	565	597
5.250% due 05/24/2041	2,256	3,207

Credit Suisse AG
3.000% due 10/29/2021	1,065	1,100

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023	1,849	1,993
4.875% due 05/15/2045	905	1,206

Crown Castle International Corp.
3.100% due 11/15/2029	819	880
4.450% due 02/15/2026	1,463	1,678
5.250% due 01/15/2023	3	3

CubeSmart LP
3.000% due 02/15/2030	200	213

Deutsche Bank AG
2.281% (US0003M + 0.970%) due 07/13/2020 ~	1,335	1,335
4.100% due 01/13/2026	1,527	1,617

Discover Bank
4.650% due 09/13/2028	1,450	1,667

Duke Realty LP
4.000% due 09/15/2028	905	1,063

EPR Properties
4.950% due 04/15/2028	1,245	1,190

Equitable Holdings, Inc.
4.350% due 04/20/2028	762	854
5.000% due 04/20/2048	960	1,095

Essex Portfolio LP
2.650% due 03/15/2032	1,950	2,062
3.250% due 05/01/2023	1,871	1,972

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	563	604

First Republic Bank
4.375% due 08/01/2046	200	233

Five Corners Funding Trust
4.419% due 11/15/2023	3,709	4,133

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,720	1,639
3.336% due 03/18/2021	1,629	1,617

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	3,120	3,140
4.418% due 11/15/2035	2,462	2,502

General Motors Financial Co., Inc.
3.700% due 11/24/2020	878	883

GLP Capital LP
4.000% due 01/15/2030	1,345	1,340
4.000% due 01/15/2031	300	297
5.300% due 01/15/2029	875	949

Goldman Sachs Group, Inc.
2.020% (US0003M + 1.000%) due 07/24/2023 ~	1,255	1,258

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 02/25/2021	$1,725	$1,748
3.500% due 01/23/2025	260	283
4.750% due 10/21/2045	2,390	3,138
6.750% due 10/01/2037	2,647	3,821

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	200	255

Highwoods Realty LP
3.050% due 02/15/2030	1,345	1,341

HSBC Holdings PLC
2.650% due 01/05/2022	1,455	1,500
3.900% due 05/25/2026	2,055	2,283
4.300% due 03/08/2026	1,616	1,826
4.583% due 06/19/2029 •	986	1,140

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	1,268	1,973

JPMorgan Chase & Co.
2.950% due 10/01/2026	3,756	4,129
3.625% due 05/13/2024	3,585	3,961
4.850% due 02/01/2044	1,506	2,058
5.400% due 01/06/2042	250	353

KeyCorp
2.900% due 09/15/2020	1,604	1,612

Kilroy Realty LP
3.800% due 01/15/2023	800	827

Kimco Realty Corp.
4.450% due 09/01/2047	630	646

Lazard Group LLC
3.750% due 02/13/2025	2,518	2,677

Liberty Mutual Group, Inc.
3.951% due 10/15/2050	820	869

Lloyds Banking Group PLC
3.750% due 01/11/2027	3,350	3,713

Macquarie Bank Ltd.
6.625% due 04/07/2021	49	51

Manulife Financial Corp.
4.150% due 03/04/2026	1,163	1,372

Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	273	310
4.350% due 01/30/2047	150	188
4.900% due 03/15/2049	250	341

MetLife, Inc.
4.050% due 03/01/2045	310	365
5.700% due 06/15/2035	240	348
5.875% due 02/06/2041	85	121
9.250% due 04/08/2068	305	424

Metropolitan Life Global Funding
2.650% due 04/08/2022	940	977

Mitsubishi UFJ Financial Group, Inc.
2.665% due 07/25/2022	2,648	2,752
3.850% due 03/01/2026	1,788	2,036

Mizuho Financial Group, Inc.
2.273% due 09/13/2021	2,060	2,102
2.632% due 04/12/2021	2,175	2,212

Morgan Stanley
3.875% due 01/27/2026	1,380	1,562
4.350% due 09/08/2026	2,397	2,766
5.750% due 01/25/2021	2,125	2,189

MUFG Union Bank N.A.
2.100% due 12/09/2022	4,740	4,888

Nasdaq, Inc.
3.850% due 06/30/2026	100	112

National Australia Bank Ltd.
2.800% due 01/10/2022	713	738

Nationwide Building Society
3.960% due 07/18/2030 •	1,275	1,437

New York Life Global Funding
2.350% due 07/14/2026	100	107

New York Life Insurance Co.
4.450% due 05/15/2069	250	306
6.750% due 11/15/2039	860	1,310

Nippon Life Insurance Co.
3.400% due 01/23/2050 •	1,180	1,224
4.700% due 01/20/2046 •	600	664
5.100% due 10/16/2044 •	355	395

44	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Corp.
1.701% (US0003M + 0.390%) due 07/13/2020 ~	$490	$490

Nomura Holdings, Inc.
2.648% due 01/16/2025	2,750	2,870

Nuveen Finance LLC
4.125% due 11/01/2024	805	909

ORIX Corp.
2.900% due 07/18/2022	905	937

PNC Bank N.A.
3.800% due 07/25/2023	735	799

Principal Life Global Funding
3.000% due 04/18/2026	604	667

Progressive Corp.
2.450% due 01/15/2027	150	160

Raymond James Financial, Inc.
3.625% due 09/15/2026	100	111

Regency Centers LP
2.950% due 09/15/2029	1,213	1,232

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	1,070	1,187

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •	1,475	1,741
5.076% due 01/27/2030 •	790	950

Santander Holdings USA, Inc.
4.500% due 07/17/2025	3,381	3,660

Service Properties Trust
5.000% due 08/15/2022	309	304

Societe Generale S.A.
4.250% due 04/14/2025	685	725

Spirit Realty LP
3.400% due 01/15/2030	835	791
4.450% due 09/15/2026	1,300	1,349

Standard Chartered PLC
3.050% due 01/15/2021	825	835

State Street Corp.
1.286% (US0003M + 0.900%) due 08/18/2020 ~	795	796

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	250	283

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	1,459	1,524

Sumitomo Mitsui Financial Group, Inc.
2.058% due 07/14/2021	588	598
2.091% (US0003M + 0.780%) due 07/12/2022 ~	1,150	1,153
2.750% due 01/15/2030	3,050	3,241
2.784% due 07/12/2022	1,680	1,751
3.102% due 01/17/2023	1,414	1,496

Synchrony Financial
3.950% due 12/01/2027	1,299	1,358

Tanger Properties LP
3.750% due 12/01/2024	1,235	1,200

Toyota Motor Credit Corp.
1.900% due 04/08/2021	25	25

Travelers Cos., Inc.
4.100% due 03/04/2049	590	743

UBS Group AG
4.125% due 09/24/2025	2,810	3,189

Visa, Inc.
4.300% due 12/14/2045	1,786	2,365

WEA Finance LLC
3.750% due 09/17/2024	1,670	1,725

Wells Fargo & Co.
2.625% due 07/22/2022	2,095	2,184
3.300% due 09/09/2024	2,930	3,205
3.500% due 03/08/2022	1,575	1,650
3.900% due 05/01/2045	699	826
4.125% due 08/15/2023	75	82
4.150% due 01/24/2029	861	1,011
4.400% due 06/14/2046	448	542
4.750% due 12/07/2046	270	346
5.013% due 04/04/2051 •	1,500	2,081

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welltower, Inc.
4.250% due 04/15/2028	$1,218	$1,363

Westpac Banking Corp.
2.850% due 05/13/2026	475	523

Weyerhaeuser Co.
4.000% due 11/15/2029	2,279	2,577

WR Berkley Corp.
4.625% due 03/15/2022	251	265

		255,520

INDUSTRIALS 43.8%

Abbott Laboratories
2.550% due 03/15/2022	270	280

AbbVie, Inc.
3.200% due 05/14/2026	25	28
3.450% due 03/15/2022	985	1,024

Activision Blizzard, Inc.
2.300% due 09/15/2021	268	273
3.400% due 09/15/2026	1,845	2,098

AEP Transmission Co. LLC
4.250% due 09/15/2048	815	1,015

Aetna, Inc.
3.875% due 08/15/2047	630	712

Aker BP ASA
3.000% due 01/15/2025	5,350	5,221

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	260	273
3.125% due 11/28/2021	1,391	1,431
3.400% due 12/06/2027	1,570	1,745
3.600% due 11/28/2024	1,935	2,112

Altria Group, Inc.
2.950% due 05/02/2023	920	969

Amazon.com, Inc.
3.875% due 08/22/2037	2,354	2,918

Amgen, Inc.
3.150% due 02/21/2040	1,600	1,707
3.200% due 11/02/2027	475	536
3.625% due 05/22/2024	2,590	2,842
4.400% due 05/01/2045	410	509
4.663% due 06/15/2051	915	1,216
4.950% due 10/01/2041	535	694

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	2,872	3,524

Anheuser-Busch InBev Worldwide, Inc.
5.450% due 01/23/2039	250	316
5.550% due 01/23/2049	660	885
5.800% due 01/23/2059	250	357

Anthem, Inc.
3.500% due 08/15/2024	1,123	1,230
3.650% due 12/01/2027	583	665
4.550% due 03/01/2048	325	414

Apache Corp.
4.750% due 04/15/2043	263	212
5.100% due 09/01/2040	77	63

Apple, Inc.
2.500% due 02/09/2022	885	915
3.250% due 02/23/2026	3,315	3,725
3.450% due 05/06/2024	265	293
3.850% due 08/04/2046	371	464
4.650% due 02/23/2046	710	974

AstraZeneca PLC
4.000% due 01/17/2029	800	981
6.450% due 09/15/2037	2,495	3,773

Bacardi Ltd.
2.750% due 07/15/2026	100	102

Baidu, Inc.
3.625% due 07/06/2027	1,040	1,127

BAT Capital Corp.
3.222% due 08/15/2024	770	826
4.540% due 08/15/2047	1,800	1,962

Baxalta, Inc.
5.250% due 06/23/2045	252	343

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
3.000% due 10/08/2021	$2,200	$2,259
4.375% due 12/15/2028	90	105
4.875% due 06/25/2048	1,335	1,714

BHP Billiton Finance USA Ltd.
5.000% due 09/30/2043	1,452	2,009

BorgWarner, Inc.
3.375% due 03/15/2025	150	159

Boston Scientific Corp.
3.750% due 03/01/2026	925	1,051
4.550% due 03/01/2039	715	880

BP Capital Markets America, Inc.
3.937% due 09/21/2028	1,334	1,527

Bristol-Myers Squibb Co.
3.400% due 07/26/2029	3,570	4,164
4.350% due 11/15/2047	870	1,159

Broadcom Corp.
3.000% due 01/15/2022	420	432
3.625% due 01/15/2024	625	673
3.875% due 01/15/2027	260	281

Broadcom, Inc.
3.125% due 04/15/2021	3,405	3,461
3.125% due 10/15/2022	635	662
4.750% due 04/15/2029	1,430	1,624

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	1,698	2,336

Campbell Soup Co.
4.800% due 03/15/2048	915	1,205

Cardinal Health, Inc.
2.616% due 06/15/2022	50	52

Cenovus Energy, Inc.
6.750% due 11/15/2039	218	215

Charter Communications Operating LLC
4.464% due 07/23/2022	2,135	2,277
4.500% due 02/01/2024	1,520	1,683
4.800% due 03/01/2050	2,270	2,583
4.908% due 07/23/2025	3,517	4,036

China Resources Gas Group Ltd.
4.500% due 04/05/2022	600	629

Citrix Systems, Inc.
3.300% due 03/01/2030	2,000	2,142
4.500% due 12/01/2027	1,360	1,565

Comcast Corp.
3.125% due 07/15/2022	1,551	1,637
3.200% due 07/15/2036	575	641
3.600% due 03/01/2024	593	659

Conagra Brands, Inc.
5.300% due 11/01/2038	20	26
5.400% due 11/01/2048	140	194

Concho Resources, Inc.
4.875% due 10/01/2047	1,300	1,467

Constellation Brands, Inc.
4.100% due 02/15/2048	259	300
5.250% due 11/15/2048	750	985

Continental Resources, Inc.
4.500% due 04/15/2023	250	239

Corning, Inc.
5.750% due 08/15/2040	235	308

Cox Communications, Inc.
3.350% due 09/15/2026	100	111

CRH America Finance, Inc.
3.400% due 05/09/2027	385	406

CSX Corp.
3.800% due 11/01/2046	555	631
6.220% due 04/30/2040	125	182

CVS Health Corp.
3.250% due 08/15/2029	536	593
3.375% due 08/12/2024	1,675	1,827
5.050% due 03/25/2048	925	1,205
5.125% due 07/20/2045	393	507

Dell International LLC
4.420% due 06/15/2021	3,347	3,441
5.450% due 06/15/2023	2,885	3,157
8.100% due 07/15/2036	914	1,192
8.350% due 07/15/2046	615	800

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	45

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
3.625% due 03/15/2022	$565	$535
4.375% due 04/19/2028	527	440

Deutsche Telekom International Finance BV
3.600% due 01/19/2027	1,760	1,972

Discovery Communications LLC
5.000% due 09/20/2037	250	296

Dolphin Energy Ltd. LLC
5.500% due 12/15/2021	335	352

Dominion Energy Gas Holdings LLC
3.600% due 12/15/2024	772	848

Dow Chemical Co.
5.250% due 11/15/2041	571	686

DP World PLC
5.625% due 09/25/2048	690	756

eBay, Inc.
4.000% due 07/15/2042	974	1,061

Ecopetrol S.A.
5.375% due 06/26/2026	683	718

Eli Lilly & Co.
2.750% due 06/01/2025	944	1,039

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	375	396

Enbridge, Inc.
2.900% due 07/15/2022	2,296	2,383

Energy Transfer Operating LP
3.600% due 02/01/2023	2,358	2,440
4.200% due 04/15/2027	355	372
4.250% due 03/15/2023	360	380
4.650% due 06/01/2021	100	102
5.300% due 04/15/2047	710	688
6.250% due 04/15/2049	250	265

Eni SpA
4.000% due 09/12/2023	995	1,078
4.750% due 09/12/2028	875	976

Entergy Louisiana LLC
4.200% due 09/01/2048	1,125	1,437

Enterprise Products Operating LLC
3.750% due 02/15/2025	2,264	2,507
3.950% due 02/15/2027	791	903
4.850% due 03/15/2044	758	879

Equifax, Inc.
2.300% due 06/01/2021	250	254
7.000% due 07/01/2037	630	796

ERAC USA Finance LLC
3.300% due 12/01/2026	275	280
4.200% due 11/01/2046	590	577
7.000% due 10/15/2037	515	661

Exxon Mobil Corp.
3.176% due 03/15/2024	13	14

FedEx Corp.
4.550% due 04/01/2046	766	828

Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023	940	977

Fox Corp.
5.476% due 01/25/2039	250	335

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	75

GATX Corp.
4.700% due 04/01/2029	1,370	1,545

General Electric Co.
3.100% due 01/09/2023	1,055	1,104
6.875% due 01/10/2039	261	321

General Motors Co.
5.400% due 04/01/2048	675	668

Georgia-Pacific LLC
3.163% due 11/15/2021	1,850	1,903

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	175	185

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	2,429	2,569

Grupo Televisa S.A.B.
5.000% due 05/13/2045	275	304
6.625% due 01/15/2040	821	1,066

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GTL Trade Finance, Inc.
5.893% due 04/29/2024	$2,589	$2,822

Halliburton Co.
5.000% due 11/15/2045	1,830	1,893

HCA, Inc.
4.125% due 06/15/2029	1,069	1,180
5.250% due 06/15/2049	1,400	1,690

Hess Corp.
5.800% due 04/01/2047	985	1,070

Home Depot, Inc.
3.000% due 04/01/2026	1,367	1,538
3.500% due 09/15/2056	100	116
4.250% due 04/01/2046	7	9

IHS Markit Ltd.
4.125% due 08/01/2023	1,030	1,127
4.250% due 05/01/2029	1,177	1,348
4.750% due 08/01/2028	715	841

Imperial Brands Finance PLC
3.125% due 07/26/2024	2,650	2,756
3.500% due 07/26/2026	3,730	3,994

International Business Machines Corp.
4.000% due 06/20/2042	92	111
5.600% due 11/30/2039	29	41

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	1,165	1,327

Keurig Dr Pepper, Inc.
4.985% due 05/25/2038	250	322

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,140	1,202
5.300% due 09/15/2020	425	429

Kinder Morgan, Inc.
5.550% due 06/01/2045	1,531	1,861

KLA Corp.
4.650% due 11/01/2024	1,668	1,914

Kraft Heinz Foods Co.
4.375% due 06/01/2046	100	98
4.625% due 01/30/2029	380	410
5.200% due 07/15/2045	240	261
6.500% due 02/09/2040	275	332

Lockheed Martin Corp.
4.090% due 09/15/2052	1,458	1,913

Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,038	1,301

Massachusetts Institute of Technology
3.885% due 07/01/2116	250	312

McDonald’s Corp.
3.700% due 01/30/2026	660	750
4.875% due 12/09/2045	2,820	3,654

Medtronic, Inc.
3.150% due 03/15/2022	949	995
3.500% due 03/15/2025	987	1,114
4.625% due 03/15/2045	194	262

Microsoft Corp.
2.525% due 06/01/2050	3,504	3,645

Moody’s Corp.
2.625% due 01/15/2023	1,205	1,262
4.875% due 02/15/2024	2,990	3,380

Motorola Solutions, Inc.
5.500% due 09/01/2044	510	574

MPLX LP
4.125% due 03/01/2027	1,246	1,330
4.700% due 04/15/2048	40	41
5.200% due 03/01/2047	716	771

Nexen, Inc.
5.875% due 03/10/2035	250	348
6.400% due 05/15/2037	575	820

Norfolk Southern Corp.
4.650% due 01/15/2046	1,160	1,516

Northrop Grumman Corp.
3.850% due 04/15/2045	675	796

NXP BV
4.125% due 06/01/2021	1,400	1,442

Occidental Petroleum Corp.
2.700% due 08/15/2022	200	187
2.900% due 08/15/2024	270	231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONEOK Partners LP
4.900% due 03/15/2025	$730	$793
5.000% due 09/15/2023	200	216

Oracle Corp.
4.125% due 05/15/2045	2,041	2,456

Ovintiv, Inc.
5.150% due 11/15/2041	30	21

Owens Corning
3.400% due 08/15/2026	100	105

PayPal Holdings, Inc.
2.300% due 06/01/2030	2,250	2,343
3.250% due 06/01/2050	1,600	1,751

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	2,160	2,190
3.400% due 11/15/2026	150	158

PepsiCo, Inc.
2.850% due 02/24/2026	151	167

Pertamina Persero PT
4.300% due 05/20/2023	335	355
6.000% due 05/03/2042	805	962

Petroleos Mexicanos
6.840% due 01/23/2030	275	242
6.875% due 08/04/2026	690	654

Pfizer, Inc.
4.400% due 05/15/2044	953	1,240

Philip Morris International, Inc.
2.750% due 02/25/2026	218	238
3.375% due 08/11/2025	265	295
3.600% due 11/15/2023	430	474
3.875% due 08/21/2042	740	849
6.375% due 05/16/2038	450	679

Phillips 66 Partners LP
4.900% due 10/01/2046	365	396

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	625	727

Raytheon Technologies Corp.
4.800% due 12/15/2043	1,060	1,358

Reliance Industries Ltd.
4.125% due 01/28/2025	390	423

RELX Capital, Inc.
4.000% due 03/18/2029	850	988

Republic Services, Inc.
3.375% due 11/15/2027	1,307	1,467
5.250% due 11/15/2021	245	260

Reynolds American, Inc.
4.450% due 06/12/2025	1,694	1,910

Roche Holdings, Inc.
2.625% due 05/15/2026	1,065	1,171

Sasol Financing USA LLC
6.500% due 09/27/2028	1,135	1,009

Saudi Arabian Oil Co.
4.250% due 04/16/2039	1,180	1,317

Seagate HDD Cayman
4.091% due 06/01/2029	997	1,045
4.875% due 03/01/2024	260	279

Sky Ltd.
3.750% due 09/16/2024	256	285

Southern Co.
4.400% due 07/01/2046	969	1,151

Southern Copper Corp.
6.750% due 04/16/2040	1,260	1,711

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	130	131

Steel Dynamics, Inc.
2.800% due 12/15/2024	432	450

Stryker Corp.
2.625% due 03/15/2021	150	152
3.500% due 03/15/2026	874	984
4.625% due 03/15/2046	580	746

Suncor Energy, Inc.
5.950% due 05/15/2035	670	796

Teck Resources Ltd.
6.000% due 08/15/2040	460	488
6.125% due 10/01/2035	1,105	1,252

46	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telefonica Emisiones S.A.
5.462% due 02/16/2021	$125	$129
7.045% due 06/20/2036	1,375	2,003

Tencent Holdings Ltd.
3.280% due 04/11/2024	1,215	1,292
3.975% due 04/11/2029	1,030	1,165

Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026	2,491	2,758

Toyota Industries Corp.
3.566% due 03/16/2028	1,140	1,258

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	165	166
4.625% due 03/01/2034	875	1,007
4.875% due 05/15/2048	2,005	2,482
5.100% due 03/15/2049	550	703
7.625% due 01/15/2039	825	1,278

TWDC Enterprises 18 Corp.
4.125% due 06/01/2044	1,306	1,579

Tyson Foods, Inc.
4.500% due 06/15/2022	3,564	3,791
4.875% due 08/15/2034	1,517	1,930

Union Pacific Corp.
3.799% due 10/01/2051	1,420	1,710

UnitedHealth Group, Inc.
4.750% due 07/15/2045	2,559	3,451
6.875% due 02/15/2038	260	409

Vale Overseas Ltd.
6.875% due 11/21/2036	2,022	2,650

Valero Energy Corp.
4.350% due 06/01/2028	1,502	1,702

ViacomCBS, Inc.
2.900% due 01/15/2027	150	158

Walmart, Inc.
3.250% due 10/25/2020	1,459	1,470

Walt Disney Co.
4.950% due 10/15/2045	1,315	1,695
6.400% due 12/15/2035	77	116

Western Midstream Operating LP
4.650% due 07/01/2026	250	241

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	1,786	1,990

Whirlpool Corp.
3.700% due 03/01/2023	200	215
5.150% due 03/01/2043	250	286

Williams Cos., Inc.
5.400% due 03/04/2044	1,083	1,207

Woodside Finance Ltd.
3.700% due 09/15/2026	610	646

Wyeth LLC
5.950% due 04/01/2037	1,225	1,790

Yara International ASA
4.750% due 06/01/2028	1,231	1,419

Zoetis, Inc.
2.000% due 05/15/2030	730	746
3.000% due 05/15/2050	1,000	1,033
3.900% due 08/20/2028	475	560
4.700% due 02/01/2043	1,032	1,365

		288,536

UTILITIES 13.0%

Acwa Power Management And Investments One Ltd.
5.950% due 12/15/2039	765	833

AEP Texas, Inc.
3.450% due 01/15/2050	805	875

American Water Capital Corp.
3.850% due 03/01/2024	703	780

Appalachian Power Co.
7.000% due 04/01/2038	260	388

AT&T, Inc.
3.000% due 06/30/2022	1,620	1,692
3.400% due 06/15/2022	250	263
3.550% due 06/01/2024	2,336	2,556
3.800% due 03/01/2024	544	598
4.100% due 02/15/2028	1,436	1,647
4.125% due 02/17/2026	1,224	1,396
4.300% due 02/15/2030	380	444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.350% due 03/01/2029	$265	$309
4.450% due 04/01/2024	773	866
4.500% due 03/09/2048	350	411
4.800% due 06/15/2044	2,595	3,077
5.150% due 02/15/2050	385	494
5.250% due 03/01/2037	560	693
5.650% due 02/15/2047	265	347
6.000% due 08/15/2040	200	270

Atmos Energy Corp.
4.150% due 01/15/2043	405	493

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	1,009	1,456

BG Energy Capital PLC
5.125% due 10/15/2041	115	147

Black Hills Corp.
3.150% due 01/15/2027	250	263
4.200% due 09/15/2046	100	109

CNOOC Finance Ltd.
3.000% due 05/09/2023	2,630	2,748
3.875% due 05/02/2022	255	267

CNOOC Finance USA LLC
4.375% due 05/02/2028	1,435	1,676

Commonwealth Edison Co.
4.000% due 03/01/2048	725	896

Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	805	927

Consumers Energy Co.
3.125% due 08/31/2024	1,310	1,426

Delmarva Power & Light Co.
3.500% due 11/15/2023	1,037	1,130

DTE Electric Co.
3.650% due 03/15/2024	1,410	1,544

Duke Energy Carolinas LLC
3.950% due 11/15/2028	450	536

Duke Energy Corp.
3.750% due 09/01/2046	100	113
3.950% due 10/15/2023	685	748

Duke Energy Ohio, Inc.
3.800% due 09/01/2023	2,200	2,388

E.ON International Finance BV
6.650% due 04/30/2038	895	1,237

Electricite de France S.A.
4.875% due 01/22/2044	1,226	1,451

Enable Midstream Partners LP
4.950% due 05/15/2028	1,115	1,036

Enel Finance International NV
6.000% due 10/07/2039	1,544	2,060

Entergy Corp.
4.000% due 07/15/2022	1,188	1,261

Exelon Corp.
3.950% due 06/15/2025	655	737
4.450% due 04/15/2046	400	487

Exelon Generation Co. LLC
5.600% due 06/15/2042	440	495

FirstEnergy Corp.
2.850% due 07/15/2022	925	960
7.375% due 11/15/2031	2,192	3,205

Florida Power & Light Co.
4.125% due 02/01/2042	100	125

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	990	1,064

Georgia Power Co.
2.100% due 07/30/2023	1,155	1,204

Indiana Michigan Power Co.
4.250% due 08/15/2048	870	1,076

Infraestructura Energetica Nova S.A.B. de C.V.
4.875% due 01/14/2048	540	514

Kentucky Utilities Co.
5.125% due 11/01/2040	100	132

KeySpan Gas East Corp.
2.742% due 08/15/2026	505	541

LLPL Capital Pte Ltd.
6.875% due 02/04/2039	566	621

MidAmerican Energy Co.
3.500% due 10/15/2024	2,262	2,514
4.250% due 07/15/2049	325	423

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	$250	$324

NextEra Energy Capital Holdings, Inc.
2.750% due 11/01/2029	1,005	1,086
3.150% due 04/01/2024	100	109

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	250	276

ONEOK, Inc.
3.400% due 09/01/2029	1,300	1,269
4.550% due 07/15/2028	818	859
5.200% due 07/15/2048	970	967

Pacific Gas & Electric Co.
3.500% due 10/01/2020 ^(a)	255	278
5.800% due 03/01/2037 ^(a)	205	245

Plains All American Pipeline LP
4.500% due 12/15/2026	300	318
5.150% due 06/01/2042	765	743

Shell International Finance BV
2.875% due 05/10/2026	2,100	2,303
3.875% due 11/13/2028	1,210	1,408
4.000% due 05/10/2046	575	680
6.375% due 12/15/2038	945	1,419

Southern California Edison Co.
2.850% due 08/01/2029	910	965
3.650% due 02/01/2050	1,230	1,357
4.125% due 03/01/2048	1,105	1,295

Southern California Gas Co.
3.150% due 09/15/2024	1,365	1,493
4.125% due 06/01/2048	780	975

Southern Power Co.
5.150% due 09/15/2041	1,360	1,550

Southwestern Electric Power Co.
4.100% due 09/15/2028	870	990

Southwestern Public Service Co.
6.000% due 10/01/2036	1,243	1,669

Verizon Communications, Inc.
3.376% due 02/15/2025	69	77
4.016% due 12/03/2029	695	832
4.125% due 08/15/2046	770	963
4.400% due 11/01/2034	759	944
4.522% due 09/15/2048	64	85
4.672% due 03/15/2055	1,015	1,382
4.812% due 03/15/2039	250	327
4.862% due 08/21/2046	1,012	1,378

Virginia Electric & Power Co.
8.875% due 11/15/2038	811	1,460

		85,975

Total Corporate Bonds & Notes (Cost $589,014)		630,031

SOVEREIGN ISSUES 0.2%

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	260	272
3.125% due 07/25/2027	1,010	1,102

Total Sovereign Issues (Cost $1,264)		1,374

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (b) 2.2%
		14,255

Total Short-Term Instruments (Cost $14,255)		14,255

Total Investments in Securities (Cost $604,533)		645,660

Total Investments 98.0% (Cost $604,533)		$645,660

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $422)		5

Other Assets and Liabilities, net 2.0%		13,458

Net Assets 100.0%		$659,123

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	47

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is not accruing income as of the date of this report.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.130%	06/30/2020	07/01/2020	$12,600	U.S. Treasury Bonds 3.000% due 02/15/2047	$(12,749)	$12,600	$12,600
FICC	0.000	06/30/2020	07/01/2020	1,655	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(1,688)	1,655	1,655

Total Repurchase Agreements						$(14,437)	$14,255	$14,255

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$12,600	$0	$0	$0	$12,600	$(12,749)	$(149)
FICC	1,655	0	0	0	1,655	(1,688)	(33)

Total Borrowings and Other Financing Transactions	$14,255	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra September Futures	09/2020	30	$4,725	$19	$0	$(8)
U.S. Treasury 30-Year Bond September Futures	09/2020	82	14,642	61	0	(38)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	63	13,744	(4)	0	(65)

Total Futures Contracts				$76	$0	$(111)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$1,600	$9	$9	$18	$2	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	13,100	330	(175)	155	14	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029	32,200	(52)	(240)	(292)	53	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	36,700	135	294	429	47	0

Total Swap Agreements					$422	$(112)	$310	$116	$0

48	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$116	$116	$0	$(111)	$0	$(111)

Cash of $5,169 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$116	$0	$0	$0	$116

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$111	$111

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,557	$4,557
Swap Agreements	0	589	0	0	(2)	587

	$0	$589	$0	$0	$4,555	$5,144

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(280)	$(280)
Swap Agreements	0	(388)	0	0	0	(388)

	$0	$(388)	$0	$0	$(280)	$(668)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$255,520	$0	$255,520
Industrials	0	288,536	0	288,536
Utilities	0	85,975	0	85,975
Sovereign Issues	0	1,374	0	1,374
Short-Term Instruments
Repurchase Agreements	0	14,255	0	14,255

Total Investments	$0	$645,660	$0	$645,660

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$116	$0	$116

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(111)	$0	$0	$(111)

Total Financial Derivative Instruments	$(111)	$116	$0	$5

Totals	$(111)	$645,776	$0	$645,665

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

50	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	$3,806	$3,438

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~	2,283	2,166

PG&E Corp.
2.440% (LIBOR03M + 2.250%) due 12/31/2020 ~	5,000	4,984

State of Qatar
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~	2,500	2,500
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~	2,500	2,500

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	2,400	2,413

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	3,334	3,060

Total Loan Participations and Assignments (Cost $21,736)		21,061

CORPORATE BONDS & NOTES 32.4%

BANKING & FINANCE 19.5%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	2,100	1,897

Aircastle Ltd.
4.250% due 06/15/2026	3,800	3,493

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	3,105

American International Group, Inc.
4.200% due 04/01/2028	1,000	1,139

American Tower Corp.
1.300% due 09/15/2025	4,000	4,018
3.375% due 10/15/2026	3,300	3,673

Arch Capital Group Ltd.
3.635% due 06/30/2050	6,900	7,253

Ares Finance Co. LLC
3.250% due 06/15/2030	3,500	3,574

AvalonBay Communities, Inc.
2.450% due 01/15/2031	2,550	2,722

Aviation Capital Group LLC
3.500% due 11/01/2027	500	412

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	3,900	3,280
3.950% due 07/01/2024	3,500	3,065

Banco Santander Mexico S.A.
4.125% due 11/09/2022	4,300	4,491

Banco Santander S.A.
3.490% due 05/28/2030	3,400	3,647

Bank of America Corp.
3.093% due 10/01/2025 •	6,500	7,021
3.419% due 12/20/2028 •	20,118	22,419
3.593% due 07/21/2028 •	9,000	10,117

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(g)	2,400	2,502

Barclays Bank PLC
7.625% due 11/21/2022 (h)	17,400	18,954

Barclays PLC
4.375% due 01/12/2026	1,500	1,695

BBVA Bancomer S.A.
6.500% due 03/10/2021	6,000	6,156

BGC Partners, Inc.
5.375% due 07/24/2023	5,000	5,208

Blackstone Holdings Finance Co. LLC
3.500% due 09/10/2049	5,400	5,604

BNP Paribas S.A.
2.219% due 06/09/2026 •	9,250	9,461
4.400% due 08/14/2028	700	808

BOC Aviation Ltd.
2.375% due 09/15/2021	5,000	5,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BPCE S.A.
5.700% due 10/22/2023	$6,600	$7,388

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,542

Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	7,260
4.125% due 05/15/2029	5,000	5,200

Cantor Fitzgerald LP
4.875% due 05/01/2024	1,300	1,403

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,500	4,671

Charles Schwab Corp.
5.375% due 06/01/2025 •(g)	2,000	2,142

CIT Group, Inc.
4.750% due 02/16/2024	4,000	4,063

Citigroup, Inc.
3.668% due 07/24/2028 •	5,000	5,577
3.887% due 01/10/2028 •	10,000	11,277
5.500% due 09/13/2025	4,000	4,745

Cooperatieve Rabobank UA
3.875% due 09/26/2023	6,150	6,724

Credit Suisse AG
6.500% due 08/08/2023 (h)	15,400	16,881

Credit Suisse Group AG
7.500% due 12/11/2023 •(g)(h)	4,400	4,752

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025	5,600	6,180

Crown Castle International Corp.
4.300% due 02/15/2029	2,000	2,322
4.450% due 02/15/2026	5,200	5,965

CyrusOne LP
2.900% due 11/15/2024	5,600	5,890

Deutsche Bank AG
3.375% due 05/12/2021	13,100	13,219
3.961% due 11/26/2025 •	2,500	2,625
4.250% due 10/14/2021	3,600	3,696

Discover Financial Services
4.500% due 01/30/2026	5,400	6,060

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025	614	559

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	312	289

E*TRADE Financial Corp.
4.500% due 06/20/2028	1,000	1,158

EPR Properties
4.500% due 06/01/2027	4,300	3,991
4.750% due 12/15/2026	700	669

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,000	1,121

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	2,025

First American Financial Corp.
4.000% due 05/15/2030	4,000	4,394

Ford Motor Credit Co. LLC
3.350% due 11/01/2022	3,100	2,981
3.550% due 10/07/2022	5,000	4,873
5.596% due 01/07/2022	3,000	3,032
5.875% due 08/02/2021	3,900	3,946

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	5,800	5,895

Global Atlantic Fin Co.
4.400% due 10/15/2029	6,000	5,531

GLP Capital LP
4.000% due 01/15/2030	5,100	5,083
5.750% due 06/01/2028	2,600	2,872

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •	7,600	8,517
3.850% due 01/26/2027	13,000	14,675

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	5,413

Hampton Roads PPV LLC
6.621% due 06/15/2053	35,321	38,978

Harborwalk Funding Trust
5.077% due 02/15/2069 •	3,250	3,983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Healthcare Trust of America Holdings LP
3.750% due 07/01/2027	$4,600	$4,860

HSBC Holdings PLC
2.099% due 06/04/2026 •	3,500	3,539
4.250% due 03/14/2024	6,000	6,461
4.250% due 08/18/2025	7,400	8,082
4.583% due 06/19/2029 •	5,300	6,126

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	934

JPMorgan Chase & Co.
3.782% due 02/01/2028 •	19,000	21,540

KKR Group Finance Co. LLC
3.750% due 07/01/2029	1,250	1,437

LeasePlan Corp. NV
2.875% due 10/24/2024	3,300	3,395

Life Storage LP
3.875% due 12/15/2027	2,100	2,293

Lloyds Banking Group PLC
3.574% due 11/07/2028 •	1,300	1,413
7.500% due 09/27/2025 •(g)(h)	5,000	5,191

Loews Corp.
3.200% due 05/15/2030	1,950	2,121

Low Income Investment Fund
3.711% due 07/01/2029	2,500	2,617

Mid-America Apartments LP
4.000% due 11/15/2025	7,500	8,341

MMcapS Funding Ltd.
0.574% (US0003M + 0.290%) due 12/26/2039 ~	772	683

Morgan Stanley
3.772% due 01/24/2029 •	17,500	19,933
7.500% due 04/02/2032 þ(i)	9,000	7,820

Navient Corp.
5.875% due 03/25/2021	400	394
6.500% due 06/15/2022	950	936

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	4,533

Nissan Motor Acceptance Corp.
3.875% due 09/21/2023	2,300	2,306

Nomura Holdings, Inc.
2.648% due 01/16/2025	2,300	2,400

Nordea Bank Abp
6.125% due 09/23/2024 •(g)(h)	550	560
6.625% due 03/26/2026 •(g)(h)	5,600	5,982

Ohio National Financial Services, Inc.
5.550% due 01/24/2030	3,300	3,157

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,549

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	8,248

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	2,500	2,289

Physicians Realty LP
4.300% due 03/15/2027	2,000	2,086

Piper Jaffray Cos.
4.740% due 10/15/2021	4,000	3,910

Preferred Term Securities Ltd.
0.613% (US0003M + 0.300%) due 03/22/2037 ~	2,985	2,552

Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •	5,000	5,437
4.800% due 04/05/2026	1,000	1,159
8.625% due 08/15/2021 •(g)(h)	3,000	3,126

Sabra Health Care LP
4.800% due 06/01/2024	3,600	3,612

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	2,900	3,042
3.823% due 11/03/2028 •	5,000	5,513

Service Properties Trust
3.950% due 01/15/2028	3,000	2,419
4.250% due 02/15/2021	133	133
4.375% due 02/15/2030	1,300	1,046

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	51

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit Realty LP
4.450% due 09/15/2026	$700	$726

Springleaf Finance Corp.
6.125% due 05/15/2022	4,500	4,597
8.250% due 12/15/2020	5,500	5,685

State Bank of India
4.000% due 01/24/2022	5,000	5,126

State Street Corp.
5.250% due 09/15/2020 •(g)	500	477

STORE Capital Corp.
4.625% due 03/15/2029	2,100	2,148

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024	6,800	7,144

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050	6,050	6,250

Truist Financial Corp.
5.100% due 03/01/2030 •(g)	3,500	3,623

Trust Fibra Uno
4.869% due 01/15/2030	4,500	4,548

UBS AG
5.125% due 05/15/2024 (h)	1,800	1,959
7.625% due 08/17/2022 (h)	15,700	17,516

UBS Group AG
7.000% due 02/19/2025 •(g)(h)	200	221

UDR, Inc.
3.500% due 07/01/2027	2,400	2,631

UniCredit SpA
7.830% due 12/04/2023	5,000	5,789

Unum Group
4.500% due 03/15/2025	3,000	3,226

VEREIT Operating Partnership LP
3.100% due 12/15/2029	4,000	3,857

Wells Fargo & Co.
3.584% due 05/22/2028 •	15,000	16,658

Welltower, Inc.
3.625% due 03/15/2024	5,000	5,345

Willis North America, Inc.
2.950% due 09/15/2029	1,300	1,380

		664,368

INDUSTRIALS 10.8%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	3,000	2,804

Alcon Finance Corp.
2.600% due 05/27/2030	3,200	3,293

American Airlines Pass-Through Trust
5.250% due 07/31/2022	163	143

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,500	2,627

Arrow Electronics, Inc.
3.250% due 09/08/2024	5,000	5,306
3.875% due 01/12/2028	2,500	2,621

Ashtead Capital, Inc.
4.250% due 11/01/2029	5,000	5,012

Bacardi Ltd.
4.450% due 05/15/2025	5,000	5,474
5.150% due 05/15/2038	1,200	1,411

Baidu, Inc.
3.875% due 09/29/2023	1,100	1,173

BAT Capital Corp.
4.390% due 08/15/2037	3,100	3,386

Boeing Co.
5.705% due 05/01/2040	100	113
5.805% due 05/01/2050	100	118

Bowdoin College
4.693% due 07/01/2112	3,400	3,943

Broadcom, Inc.
4.110% due 09/15/2028	7,435	8,146

Campbell Soup Co.
3.650% due 03/15/2023	3,400	3,629

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	1,000	1,141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.908% due 07/23/2025	$4,600	$5,278

Choice Hotels International, Inc.
3.700% due 12/01/2029	6,700	6,733

Citrix Systems, Inc.
3.300% due 03/01/2030	3,200	3,427
4.500% due 12/01/2027	3,000	3,452

CommonSpirit Health
4.187% due 10/01/2049	7,300	7,463

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	4,300
4.500% due 09/16/2025	3,500	3,929

CSX Corp.
3.800% due 04/15/2050	1,800	2,144

CVS Health Corp.
3.000% due 08/15/2026	4,000	4,379
3.700% due 03/09/2023	4,700	5,052
3.750% due 04/01/2030	2,600	2,996
4.100% due 03/25/2025	10,000	11,311
4.125% due 04/01/2040	7,150	8,462
4.250% due 04/01/2050	3,400	4,108

Dell International LLC
4.000% due 07/15/2024	6,500	7,014
5.450% due 06/15/2023	4,000	4,377

Diageo Capital PLC
2.125% due 04/29/2032	300	311

Diamondback Energy, Inc.
3.500% due 12/01/2029	200	194

eBay, Inc.
3.600% due 06/05/2027	1,000	1,130

Ecopetrol S.A.
5.875% due 09/18/2023	5,200	5,583

Energy Transfer Operating LP
5.200% due 02/01/2022	2,275	2,382

Energy Transfer Partners LP
4.500% due 11/01/2023	5,000	5,374
5.000% due 10/01/2022	2,500	2,663

Enterprise Products Operating LLC
5.700% due 02/15/2042	200	249

Equinor ASA
3.125% due 04/06/2030	2,100	2,321

ERAC USA Finance LLC
3.800% due 11/01/2025	900	953

Expedia Group, Inc.
3.800% due 02/15/2028	2,500	2,404

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,000	1,966

Ferguson Finance PLC
3.250% due 06/02/2030	2,000	2,053

Flex Ltd.
4.750% due 06/15/2025	1,600	1,788
4.875% due 06/15/2029	2,000	2,211

Ford Foundation
2.815% due 06/01/2070	4,400	4,579

General Electric Co.
4.250% due 05/01/2040	6,000	5,911

Georgetown University
5.215% due 10/01/2118	6,560	9,062

Global Payments, Inc.
2.650% due 02/15/2025	2,600	2,763
3.200% due 08/15/2029	2,600	2,790

Imperial Brands Finance PLC
3.500% due 07/26/2026	5,000	5,353

Infor, Inc.
1.750% due 07/15/2025	6,100	6,133

Kinder Morgan Energy Partners LP
4.300% due 05/01/2024	850	929

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,000	2,260

KLA Corp.
3.300% due 03/01/2050	200	207

Kraft Heinz Foods Co.
3.950% due 07/15/2025	3,131	3,348

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands Corp.
3.200% due 08/08/2024	$3,600	$3,587

Magellan Health, Inc.
4.900% due 09/22/2024	5,500	5,611

Marvell Technology Group Ltd.
4.200% due 06/22/2023	3,000	3,227

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	1,992

Micron Technology, Inc.
4.185% due 02/15/2027	6,000	6,653

MPLX LP
4.250% due 12/01/2027	4,200	4,560

New York and Presbyterian Hospital
4.763% due 08/01/2116	3,000	3,692

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	9,692	8,578

NVIDIA Corp.
3.500% due 04/01/2050	2,400	2,797
3.700% due 04/01/2060	4,100	4,898

NXP BV
3.150% due 05/01/2027	700	744
3.400% due 05/01/2030	1,000	1,078

ONEOK Partners LP
3.375% due 10/01/2022	3,200	3,315

Oracle Corp.
3.600% due 04/01/2050	16,400	18,570

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	4,488

Petroleos Mexicanos
6.490% due 01/23/2027	311	284

Petronas Capital Ltd.
4.550% due 04/21/2050	1,600	2,037

Prosus NV
3.680% due 01/21/2030	2,700	2,833

QVC, Inc.
4.450% due 02/15/2025	1,250	1,232

RELX Capital, Inc.
3.000% due 05/22/2030	500	542

Rockies Express Pipeline LLC
3.600% due 05/15/2025	3,000	2,782

Rolls-Royce PLC
3.625% due 10/14/2025	2,000	1,931

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	2,000	2,287
5.750% due 05/15/2024	800	901
5.875% due 06/30/2026	3,000	3,528

Sands China Ltd.
4.600% due 08/08/2023	6,600	6,965
5.400% due 08/08/2028	1,200	1,329

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	6,500	7,060

Starbucks Corp.
4.450% due 08/15/2049	200	242

Sunoco Logistics Partners Operations LP
5.950% due 12/01/2025	2,300	2,625

Syngenta Finance NV
4.441% due 04/24/2023	5,400	5,672

T-Mobile USA, Inc.
1.500% due 02/15/2026	900	902
2.050% due 02/15/2028	5,000	5,015

Teck Resources Ltd.
6.250% due 07/15/2041	200	219

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	8,000	8,214

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	5,500	5,213

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	3,801	2,838

United Airlines Pass-Through Trust
3.450% due 01/07/2030	2,691	2,249

UnitedHealth Group, Inc.
3.125% due 05/15/2060	100	107

52	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wesleyan University
4.781% due 07/01/2116	$3,248	$3,837

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	1,800	1,910
4.950% due 09/15/2028	5,930	6,607

WRKCo, Inc.
3.900% due 06/01/2028	500	554

Yara International ASA
3.148% due 06/04/2030	1,500	1,563

ZF North America Capital, Inc.
4.500% due 04/29/2022	2,500	2,576

		367,526

UTILITIES 2.1%

Arizona Public Service Co.
3.350% due 05/15/2050	400	428

AT&T, Inc.
3.850% due 06/01/2060	12,000	12,784
4.300% due 02/15/2030	4,163	4,868
4.500% due 03/09/2048	600	705

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050	3,000	3,586

Consumers Energy Co.
2.500% due 05/01/2060	300	287

Duke Energy Carolinas LLC
4.250% due 12/15/2041	400	494

Edison International
2.950% due 03/15/2023	700	717

Enable Midstream Partners LP
3.900% due 05/15/2024	2,750	2,695

Exelon Corp.
4.050% due 04/15/2030	3,250	3,759

FirstEnergy Corp.
3.900% due 07/15/2027	6,000	6,797

Georgia Power Co.
3.700% due 01/30/2050	200	223

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	4,450	4,766

NGPL PipeCo LLC
4.875% due 08/15/2027	3,200	3,518

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	575	493

ONEOK, Inc.
7.150% due 01/15/2051	100	122

Pacific Gas & Electric Co.
3.300% due 03/15/2027 ^(c)	900	979

Pacific Gas and Electric Co.
3.300% due 08/01/2040	4,200	4,097

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	300	329

Plains All American Pipeline LP
3.600% due 11/01/2024	7,987	8,167
3.650% due 06/01/2022	650	665
3.850% due 10/15/2023	125	130

San Diego Gas & Electric Co.
3.320% due 04/15/2050	3,200	3,493

SES S.A.
3.600% due 04/04/2023	1,700	1,760

Shell International Finance BV
3.250% due 04/06/2050	100	108

Southern California Gas Co.
4.300% due 01/15/2049	3,500	4,458

		70,428

Total Corporate Bonds & Notes (Cost $1,032,310)		1,102,322

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 0.4%

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	6,000	6,252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	$2,191	$3,053

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	2,854

		12,159

FLORIDA 0.2%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	8,537

ILLINOIS 0.2%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	7,724

NEW JERSEY 0.3%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.800% due 07/01/2022	1,000	1,026

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	7,900	9,667

		10,693

NEW YORK 0.3%

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
4.810% due 10/15/2065	1,000	1,377

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	7,500	7,978

		9,355

TEXAS 0.2%

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	4,200	4,337

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,000	2,008

		6,345

VIRGINIA 0.2%

University of Virginia Revenue Bonds, Series 2017
4.179% due 09/01/2117	870	1,192

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,300	5,659

		6,851

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,220	3,246

Total Municipal Bonds & Notes (Cost $58,312)		64,910

U.S. GOVERNMENT AGENCIES 47.4%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(e)	172	160
0.643% due 08/25/2022 ~(a)	10,396	85
2.500% due 03/25/2033	1	1
3.000% due 03/25/2033 - 04/25/2043	10	12
3.154% due 12/01/2028 •	201	202
3.360% due 01/01/2037 •	16	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 06/25/2042 - 05/25/2043	$616	$701
3.695% due 04/01/2036 •	11	11
3.905% due 11/01/2035 •	2	2
4.000% due 10/01/2026 - 07/01/2044	2,377	2,507
4.085% due 10/01/2035 •	3	3
4.218% due 09/01/2034 •	33	33
4.500% due 09/01/2023 - 06/01/2051	2,412	2,584
5.000% due 05/01/2026 - 11/01/2039	1,575	1,689
5.500% due 12/01/2031 - 04/01/2039	1,351	1,474
5.816% due 09/25/2042 •(a)	53,432	10,105
6.000% due 05/25/2031 - 09/01/2037	1,540	1,696
6.236% due 04/25/2040 •(a)	71	12
6.500% due 01/01/2036 - 05/01/2038	108	122
6.742% due 05/25/2042 •	206	261
7.000% due 04/01/2037 - 11/01/2038	266	288
7.016% due 05/25/2036 •(a)	1,464	288
7.500% due 10/01/2037	79	93
20.460% due 01/25/2036 •	151	217
23.107% due 07/25/2023 •	5	6

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(e)	752	736
3.000% due 01/01/2043 - 04/01/2043	19	21
3.331% due 06/15/2040 ~(a)	15,662	824
3.500% due 12/15/2028 (a)	2,295	149
3.500% due 10/01/2033 - 04/01/2049	162,184	172,088
3.678% due 10/01/2036 •	1	1
3.990% due 11/01/2023 •	1	1
4.000% due 09/01/2033 - 06/01/2049	193,010	205,510
4.130% due 12/01/2031 •	68	69
4.495% due 07/01/2036 •	20	21
4.500% due 02/01/2034 - 02/01/2045	7,768	8,662
4.845% due 05/15/2041 •	2,072	2,317
5.000% due 03/01/2033 - 07/15/2041	600	677
5.000% due 08/15/2039 (a)	44	1
5.250% due 04/15/2033	33	37
5.500% due 01/01/2023 - 10/01/2037	1,889	2,114
6.000% due 01/01/2034 - 08/01/2037	146	160
6.500% due 01/01/2037 - 07/01/2037	26	28
6.758% due 06/15/2042 •	2,040	2,468
8.500% due 12/01/2022 - 03/01/2023	21	22
9.000% due 12/01/2025 - 08/01/2030	5	5
9.500% due 01/01/2025	9	9
9.531% due 01/15/2041 •	5,689	7,419
10.000% due 06/01/2020 - 04/01/2025	2	2
18.786% due 10/15/2023 •	72	88
19.154% due 05/15/2033 •	51	79

Ginnie Mae
3.000% due 05/20/2050	8,981	9,532
3.500% due 12/20/2040 - 03/20/2047	21,102	22,569
4.000% due 09/20/2040 - 06/15/2047	43,002	45,944
4.500% due 08/20/2038 - 02/20/2047	3,406	3,645
4.750% due 01/20/2035	42	50
5.000% due 03/20/2034 - 05/20/2047	766	831
5.500% due 04/16/2034 - 11/20/2038	66	77
6.000% due 08/20/2038 - 02/20/2039	90	97
6.500% due 12/20/2038	27	30

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	53

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
3.000% due 08/01/2050	$7,000	$7,400

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (e)	2,500	1,676
4.250% due 09/15/2065	10,000	15,079

Uniform Mortgage-Backed Security
2.500% due 06/01/2050 - 07/01/2050	79,077	82,524
3.000% due 03/01/2050 - 07/01/2050	206,975	218,345
3.500% due 09/01/2045 - 08/01/2049	160,315	169,598
4.000% due 12/01/2020 - 08/01/2049	190,817	206,035
4.500% due 08/01/2020 - 02/01/2049	54,071	58,952
4.750% due 09/01/2033	136	147
5.000% due 09/01/2020 - 09/01/2025	161	168
7.000% due 10/01/2020 - 01/01/2023	402	417
7.500% due 10/01/2021 - 01/01/2022	39	40

Uniform Mortgage-Backed Security, TBA
2.000% due 07/01/2050 - 09/01/2050	51,900	52,851
2.500% due 07/01/2050 - 09/01/2050	279,078	290,159

Total U.S. Government Agencies (Cost $1,578,761)		1,612,242

U.S. TREASURY OBLIGATIONS 7.7%

U.S. Treasury Bonds
2.250% due 08/15/2049	144,600	173,876
2.375% due 11/15/2049	41,100	50,752
3.000% due 02/15/2049 (l)(n)	2,000	2,760

U.S. Treasury Notes
0.625% due 05/15/2030	34,200	34,101

Total U.S. Treasury Obligations (Cost $223,365)		261,489

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%

American Home Mortgage Investment Trust
2.015% due 09/25/2045 •	9	9

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	4,600	4,969

BAMLL Commercial Mortgage Securities Trust
1.385% due 03/15/2034 •	5,385	5,036

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	1,128	1,155

Banc of America Funding Trust
0.308% due 08/27/2036 ~	8,613	7,441

BBCMS Mortgage Trust
4.314% due 12/15/2051	1,000	1,187

BCAP LLC Trust
0.335% due 05/25/2047 ^•	3,383	3,047

Bear Stearns ALT-A Trust
0.825% due 04/25/2034 •	29	28

Chase Mortgage Finance Trust
6.000% due 05/25/2036	5,211	3,805

ChaseFlex Trust
6.500% due 02/25/2037	4,573	2,558

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	7,800	8,486
3.778% due 09/10/2058	8,100	8,996

Citigroup Mortgage Loan Trust
0.985% due 08/25/2035 ^•	916	823
3.228% due 09/25/2059 þ	3,708	3,734

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	2,929	3,051

Countrywide Alternative Loan Trust
0.365% due 05/25/2047 •	262	228
0.435% due 06/25/2037 ^•	748	562
0.510% due 12/20/2035 •	4,913	4,447

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 07/25/2035	$1,745	$1,544
5.500% due 08/25/2035	551	543
5.500% due 12/25/2035	1,153	1,033
5.500% due 02/25/2036	2,294	2,160
5.750% due 05/25/2036	522	363
6.000% due 04/25/2037	5,237	5,255
6.250% due 08/25/2036	459	373

Countrywide Home Loan Mortgage Pass-Through Trust
0.725% due 03/25/2035 •	116	111
3.418% due 03/20/2036 ~	1,006	944
3.681% due 02/20/2036 ~	1,243	1,178
3.720% due 11/25/2037 ~	4,068	3,808

Countrywide Home Loan Reperforming REMIC Trust
0.525% due 01/25/2036 •	2,491	2,373

Credit Suisse First Boston Mortgage Securities Corp.
0.835% due 11/25/2031 •	36	24
3.749% due 11/25/2034 ~	35	35

Credit Suisse Mortgage Capital Certificates
3.522% due 08/26/2058	4,619	4,762
6.000% due 07/25/2037 ^	915	862

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	1,134	933
6.421% due 10/25/2037 ~	4,534	3,866

Credit Suisse Mortgage Capital Trust
3.092% due 10/27/2059 ~	6,469	6,712
3.322% due 10/25/2058 ~	3,753	3,845

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.425% due 01/25/2047 •	4,372	3,481

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	222	218
5.665% due 02/25/2036 ~	2,057	2,026

Great Hall Mortgages PLC
0.438% due 06/18/2039 •	2,438	2,389

GSMPS Mortgage Loan Trust
0.535% due 01/25/2036 •	2,797	2,265

GSR Mortgage Loan Trust
3.852% due 01/25/2036 ~	2,133	2,078
4.097% due 11/25/2035 ~	17	16
4.679% due 09/25/2034 ~	251	245
6.000% due 03/25/2036	5,865	3,810
6.500% due 05/25/2036	844	417

HarborView Mortgage Loan Trust
0.384% due 01/19/2038 •	5,057	4,483
0.399% due 12/19/2036 •	2,911	2,346
0.734% due 03/19/2035 •	1,838	1,762

HomeBanc Mortgage Trust
0.515% due 10/25/2035 •	930	935

Impac Secured Assets Trust
0.385% due 11/25/2036 •	3,772	3,509

IndyMac Mortgage Loan Trust
3.760% due 09/25/2036 ~	2,127	1,685

JPMorgan Alternative Loan Trust
3.824% due 12/25/2035 ^~	738	609

JPMorgan Chase Commercial Mortgage Securities Trust
3.648% due 12/15/2049 ~	3,700	4,148

JPMorgan Mortgage Trust
3.721% due 07/25/2035 ~	28	28
3.948% due 02/25/2036 ^~	1,174	1,020
6.000% due 08/25/2037 ^	1,098	820
6.500% due 01/25/2036 ^	6,355	5,207

JPMorgan Resecuritization Trust
5.500% due 07/27/2037 ~	14	14

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	5,023	5,069

Lehman XS Trust
0.375% due 11/25/2046 •	4,146	3,677
2.504% due 11/25/2035 •	62	61

MASTR Adjustable Rate Mortgages Trust
1.521% due 04/25/2034 ~	1,049	966
2.427% (US0012M + 1.750%) due 12/25/2035 ~	7,049	6,801
3.720% due 03/25/2035 ~	599	595

Merrill Lynch Mortgage Investors Trust
0.745% due 07/25/2029 •	420	396
3.407% due 05/25/2029 ~	15	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	$6,808	$7,130
2.750% due 08/25/2059 ~	1,688	1,777

Morgan Stanley Mortgage Loan Trust
3.226% due 06/25/2036 ~	3,939	3,917

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.435% due 06/25/2037 •	3,759	2,982

Nomura Resecuritization Trust
6.500% due 10/26/2037	2,848	2,116

RBSGC Mortgage Loan Trust
0.565% due 12/25/2034 •	1,941	1,628

Residential Asset Securitization Trust
0.735% due 08/25/2033 •	38	34
5.500% due 08/25/2034	1,922	2,029

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	917	890

Sequoia Mortgage Trust
0.540% due 07/20/2033 •	36	34
2.099% due 02/20/2035 •	880	845

Thornburg Mortgage Securities Trust
1.815% due 06/25/2037 •	332	301
4.085% due 10/25/2046 •	2,445	2,346

Verus Securitization Trust
3.035% due 04/25/2060	100	101
3.889% due 04/25/2060	300	302

WaMu Mortgage Pass-Through Certificates Trust
2.240% due 10/25/2046 •	1,898	1,685

Wells Fargo Commercial Mortgage Trust
2.448% due 06/15/2053	13,900	14,781
3.451% due 02/15/2048	3,500	3,807

Wells Fargo Mortgage-Backed Securities Trust
4.120% due 08/25/2036 ^~	575	545
4.379% due 12/28/2037 ~	3,540	3,322

Total Non-Agency Mortgage-Backed Securities (Cost $214,102)		211,949

ASSET-BACKED SECURITIES 11.0%

AASET Trust
3.967% due 05/16/2042	2,095	1,798

AASET U.S. Ltd.
3.844% due 01/16/2038	2,569	2,330

ACE Securities Corp. Home Equity Loan Trust
0.435% due 10/25/2036 •	5,845	3,181

Adams Mill CLO Ltd.
2.319% due 07/15/2026 •	850	843

Aegis Asset-Backed Securities Trust
0.665% due 08/25/2035 •	402	391

ALESCO Preferred Funding Ltd.
1.055% due 09/23/2038 •	3,079	2,818
2.258% due 12/23/2036 •	1,636	1,481

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.396% due 06/25/2033 •	4,483	4,538

Anchorage Capital CLO Ltd.
2.589% due 07/15/2032 •	3,000	2,968

Arbor Realty Commercial Real Estate Notes Ltd.
1.335% due 05/15/2037 •	6,500	6,343

Argent Securities Trust
0.375% due 03/25/2036 •	4,493	4,074

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.415% due 01/25/2036 •	1,925	1,758

Asset-Backed Funding Certificates Trust
0.325% due 10/25/2036 •	2,095	1,953
0.425% due 09/25/2036 •	3,913	3,547

Asset-Backed Securities Corp. Home Equity Loan Trust
0.995% due 06/25/2034 •	3,399	3,235
3.410% due 08/15/2032 •	510	496

Atrium Corp.
1.928% due 04/22/2027 •	1,884	1,854

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	4,049	4,042

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
0.415% due 11/25/2036 •	$3,200	$2,377
1.085% due 03/25/2034 •	3,055	2,961
1.160% due 12/25/2034 •	2,989	2,888
1.385% due 08/25/2043 •	1,023	1,020

BlueMountain CLO Ltd.
2.635% due 07/18/2027 •	1,700	1,637

Carrington Mortgage Loan Trust
0.345% due 10/25/2036 •	3,446	2,858
1.235% due 05/25/2035 •	5,100	4,744

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	1,622	1,530

Cent CLO Ltd.
2.869% due 10/15/2026 •	2,000	1,951

CIT Mortgage Loan Trust
1.535% due 10/25/2037 •	2,538	2,536
1.685% due 10/25/2037 •	5,000	4,794

Citigroup Mortgage Loan Trust
0.345% due 09/25/2036 •	1,610	1,373
6.164% due 05/25/2036 þ	5,299	2,744

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.160% due 05/25/2035 •	7,301	6,840

Citigroup Mortgage Loan Trust, Inc.
0.445% due 03/25/2037 •	357	318

CLNC FL1 Ltd.
1.444% due 08/20/2035 •	5,000	4,881

Countrywide Asset-Backed Certificates
0.405% due 09/25/2037 ^•	2,912	2,483
0.415% due 04/25/2047 •	6,800	5,273
1.460% due 10/25/2034 •	279	276

Countrywide Asset-Backed Certificates Trust, Inc.
1.235% due 09/25/2034 •	1,590	1,553

Credit Suisse Mortgage Capital Trust
4.125% due 07/25/2058 ~	1,700	1,758

EMC Mortgage Loan Trust
1.285% due 08/25/2040 •	1,758	1,697

First Franklin Mortgage Loan Asset-Backed Certificates
1.010% due 05/25/2034 •	2,722	2,652

First Franklin Mortgage Loan Trust
0.345% due 10/25/2036 •	4,868	3,568
0.485% due 11/25/2035 •	456	439

Flagship CLO Ltd.
2.026% due 01/16/2026 •	2,869	2,851

Fremont Home Loan Trust
1.235% due 11/25/2034 •	636	621

GSAA Home Equity Trust
0.405% due 03/25/2047 •	3,749	1,867

GSAMP Trust
0.935% due 01/25/2034 •	1,459	1,378

Halcyon Loan Advisors Funding Ltd.
2.055% due 04/20/2027 •	985	975
2.198% due 10/22/2025 •	1,541	1,539

Home Equity Asset Trust
0.425% due 08/25/2037 •	2,612	2,497

Home Equity Mortgage Loan Asset-Backed Trust
0.375% due 07/25/2037 •	9,561	4,758
0.425% due 11/25/2036 •	6,800	5,780

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039	4,725	4,204

IXIS Real Estate Capital Trust
0.815% due 02/25/2036 •	3,157	3,149

Jamestown CLO Ltd.
1.909% due 07/15/2026 •	325	324

JPMorgan Mortgage Acquisition Corp.
0.575% due 05/25/2035 •	6,000	5,897

JPMorgan Mortgage Acquisition Trust
0.485% due 07/25/2036 •	1,510	1,333
0.565% due 07/25/2036 •	1,100	1,001

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	4,236	3,657

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	4,673	4,711
3.750% due 04/25/2059 þ	8,229	8,436

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
0.355% due 12/25/2036 •	$520	$580
5.019% due 06/25/2036 þ	3,064	3,129
5.760% due 11/25/2035 þ	4,550	2,935

Long Beach Mortgage Loan Trust
1.085% due 06/25/2035 •	3,422	3,410

Loomis Sayles CLO Ltd.
2.119% due 04/15/2028 •	5,461	5,321

Lunar Aircraft Ltd.
3.376% due 02/15/2045	4,867	4,516

M360 Advisors LLC
4.395% due 07/24/2028	2,718	2,716

Mariner CLO Ltd.
2.101% due 04/25/2031 •	3,750	3,689

Merrill Lynch Mortgage Investors Trust
4.180% due 02/25/2037 ^þ	13,311	2,715

METAL LLC
4.581% due 10/15/2042	3,084	2,297

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	24	26

Mid-State Trust
6.340% due 12/15/2036	3,456	3,666

Morgan Stanley ABS Capital, Inc. Trust
0.255% due 10/25/2036 •	91	47
0.315% due 01/25/2037 •	2,199	1,236
0.325% due 05/25/2037 •	173	150
0.405% due 11/25/2036 •	3,652	2,136
0.435% due 07/25/2036 •	1,822	960
0.435% due 08/25/2036 •	17,044	9,957
0.965% due 01/25/2035 •	270	261
1.435% due 07/25/2037 •	6,420	5,449

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	3,473	1,792

Mountain View CLO Ltd.
2.019% due 10/15/2026 •	3,070	3,030
2.266% due 10/16/2029 •	3,600	3,521

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.695% due 05/25/2035 •	1,300	1,165

Option One Mortgage Loan Trust
0.365% due 04/25/2037 •	2,736	1,727

Palmer Square Loan Funding Ltd.
1.177% due 02/20/2028 •	8,415	8,292
1.227% due 08/20/2027 •	7,576	7,503

Raptor Aircraft Finance LLC
4.213% due 08/23/2044	2,319	1,931

Renaissance Home Equity Loan Trust
0.565% due 11/25/2035 •	1,038	922
5.586% due 11/25/2036 þ	683	359
6.120% due 11/25/2036 þ	1,204	690

Residential Asset Mortgage Products Trust
2.210% due 03/25/2032 •	1,221	1,143

Residential Asset Securities Corp. Trust
0.335% due 07/25/2036 •	1,234	1,206
0.405% due 02/25/2037 •	5,500	4,961

S-Jets Ltd.
3.967% due 08/15/2042	5,084	4,549

Santander Retail Auto Lease Trust
2.510% due 01/26/2032	3,500	3,665

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	3,641	3,288

Saxon Asset Securities Trust
0.965% due 05/25/2035 •	595	525
0.980% due 03/25/2035 ^•	1,067	1,025
1.935% due 12/25/2037 •	1,095	1,068

Securitized Asset-Backed Receivables LLC Trust
0.475% due 12/25/2035 •	4,022	3,887

SLM Private Credit Student Loan Trust
0.583% due 12/15/2039 •	4,005	3,699

SLM Student Loan Trust
1.741% due 04/25/2023 •	3,197	2,986
1.891% due 07/25/2023 •	4,925	4,662
2.491% due 04/25/2023 •	3,453	3,408
2.691% due 07/25/2023 •	2,316	2,280

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
0.435% due 07/25/2037 •	$2,831	$2,333

Specialty Underwriting & Residential Finance Trust
1.790% due 02/25/2035 •	256	256

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	3,482	3,526

Sprite Ltd.
4.250% due 12/15/2037	4,564	3,826

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	3,631	3,663

Structured Asset Investment Loan Trust
0.605% due 11/25/2035 •	4,100	4,019
0.890% due 03/25/2034 •	3,818	3,660

Structured Asset Securities Corp. Mortgage Loan Trust
1.055% due 07/25/2035 •	3,693	3,525

THL Credit Wind River CLO Ltd.
2.099% due 01/15/2026 •	1,808	1,801

TICP CLO Ltd.
1.975% due 04/20/2028 •	8,700	8,575

Tralee CLO Ltd.
2.165% due 10/20/2027 •	5,844	5,769

Venture CLO Ltd.
1.171% due 02/28/2026 •	1,341	1,323
1.401% due 08/28/2029 •	13,000	12,700
2.099% due 04/15/2027 •	8,931	8,775
2.365% due 04/20/2029 •	4,000	3,940

WaMu Asset-Backed Certificates WaMu Trust
0.410% due 05/25/2037 •	3,258	2,978

WAVE LLC
3.597% due 09/15/2044	4,779	4,409

Wells Fargo Home Equity Asset-Backed Securities Trust
0.685% due 12/25/2035 •	3,100	2,927
2.735% due 04/25/2035 •	131	130

WhiteHorse Ltd.
2.295% due 07/17/2026 •	883	881

Total Asset-Backed Securities (Cost $379,615)		375,275

SOVEREIGN ISSUES 0.6%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	4,447

Qatar Government International Bond
3.875% due 04/23/2023	4,000	4,299
4.817% due 03/14/2049	250	330

Saudi Government International Bond
4.000% due 04/17/2025	9,500	10,554

Total Sovereign Issues (Cost $17,956)		19,630

	SHARES
PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.9%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	5,300,000	5,425

Charles Schwab Corp.
5.000% due 12/01/2027 •(g)	5,500,000	5,422

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(g)	4,100,000	3,947
6.100% due 10/01/2024 •(g)	7,700,000	7,896

MetLife, Inc.
3.888% due 07/31/2020 ~(g)	500,000	452

State Street Corp.
5.625% due 12/15/2023 •(g)	5,000,000	4,856

U.S. Bancorp
5.300% due 04/15/2027 •(g)	700,000	707

Wells Fargo & Co.
5.875% due 06/15/2025 •(g)	700,000	729

		29,434

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	55

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.3%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(g)	3,000,000	$2,526

General Electric Co.
5.000% due 01/21/2021 •(g)	9,200,000	7,237

		9,763

Total Preferred Securities (Cost $41,440)		39,197

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS (j) 4.2%
		142,487

U.S. TREASURY BILLS 1.7%
0.114% due 07/09/2020 - 08/20/2020 (d)(e)(n)	$56,500	56,496

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.7%
0.133% due 09/22/2020 (e)(f)	$25,200	$25,193

Total Short-Term Instruments (Cost $224,175)		224,176

Total Investments in Securities (Cost $3,791,772)		3,932,251

Total Investments 115.6% (Cost $3,791,772)		$3,932,251

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $(33))		(387)

Other Assets and Liabilities, net (15.6)%		(531,160)

Net Assets 100.0%		$3,400,704

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	7.500%	04/02/2032	02/11/2020	$ 7,660	$7,820	0.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.120%	06/30/2020	07/01/2020	$59,800	U.S. Treasury Notes 1.500% due 09/30/2024	$(60,981)	$59,800	$59,800
FICC	0.000	06/30/2020	07/01/2020	3,587	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(3,659)	3,587	3,587
JPS	0.120	07/01/2020	07/02/2020	52,900	U.S. Treasury Bonds 3.000% due 11/15/2044	(54,024)	52,900	52,900
MBC	0.130	06/30/2020	07/01/2020	26,200	U.S. Treasury Notes 1.625% due 06/30/2021	(27,041)	26,200	26,200

Total Repurchase Agreements						$(145,705)	$142,487	$142,487

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$59,800	$0	$0		$59,800	$(60,981)	$(1,181)
FICC	3,587	0	0		3,587	(3,659)	(72)
JPS	52,900	0	0		52,900	(54,024)	(1,124)
MBC	26,200	0	0		26,200	(27,041)	(841)

Total Borrowings and Other Financing Transactions	$142,487	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(40,536) at a weighted average interest rate of 1.402%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra September Futures	09/2020	281	$(44,253)	$(234)	$70	$0

Total Futures Contracts				$(234)	$70	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month CAD-Bank Bill	1.275%	Semi-Annual	03/03/2025	CAD 46,700	$0	$836	$836	$0	$(30)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025	28,000	0	502	502	0	(18)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025	14,000	0	258	258	0	(9)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	42,400	29	682	711	0	(27)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029	3,500	147	71	218	0	(6)

Total Swap Agreements						$176	$2,349	$2,525	$0	$(90)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$70	$0	$70	$0	$0		$(90)	$(90)

(l)

Securities with an aggregate market value of $1,930 and cash of $4,675 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	57

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	07/2020	EUR	354	$394	$0	$(4)

Total Forward Foreign Currency Contracts					$0	$(4)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
CBK	Petroleos Mexicanos	1.000%	Quarterly	06/20/2022	5.084%	$5,000	$(252)	$(129)	$0	$(381)

GST	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	3.169	500	43	(25)	18	0

Total Swap Agreements							$(209)	$(154)	$18	$(381)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$(4)	$0	$0	$(4)	$(4)	$4	$0
CBK	0	0	0	0	0	0	(381)	(381)	(381)	455	74
DUB	0	0	0	0	0	0	0	0	0	(10)	(10)
GST	0	0	18	18	0	0	0	0	18	0	18

Total Over the Counter	$0	$0	$18	$18	$(4)	$0	$(381)	$(385)

(n)

Securities with an aggregate market value of $459 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70

Over the counter
Swap Agreements	$0	$18	$0	$0	$0	$18

	$0	$18	$0	$0	$70	$88

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$90	$90

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4
Swap Agreements	0	381	0	0	0	381

	$0	$381	$0	$4	$0	$385

	$0	$381	$0	$4	$90	$475

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$166	$166
Futures	0	0	0	0	8,097	8,097
Swap Agreements	0	(1,491)	0	0	(436)	(1,927)

	$0	$(1,491)	$0	$0	$7,827	$6,336

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(790)	$0	$(790)
Written Options	0	250	0	0	0	250
Swap Agreements	0	298	0	0	0	298

	$0	$548	$0	$(790)	$0	$(242)

	$0	$(943)	$0	$(790)	$7,827	$6,094

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(19)	$(19)
Futures	0	0	0	0	(3,036)	(3,036)
Swap Agreements	0	340	0	0	2,348	2,688

	$0	$340	$0	$0	$(707)	$(367)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28	$0	$28
Written Options	0	(7)	0	0	0	(7)
Swap Agreements	0	(385)	0	0	0	(385)

	$0	$(392)	$0	$28	$0	$(364)

	$0	$(52)	$0	$28	$(707)	$(731)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	59

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,648	$7,413	$21,061
Corporate Bonds & Notes
Banking & Finance	0	664,368	0	664,368
Industrials	0	367,526	0	367,526
Utilities	0	70,428	0	70,428
Municipal Bonds & Notes
California	0	12,159	0	12,159
Florida	0	8,537	0	8,537
Illinois	0	7,724	0	7,724
New Jersey	0	10,693	0	10,693
New York	0	9,355	0	9,355
Texas	0	6,345	0	6,345
Virginia	0	6,851	0	6,851
West Virginia	0	3,246	0	3,246
U.S. Government Agencies	0	1,612,242	0	1,612,242
U.S. Treasury Obligations	0	261,489	0	261,489
Non-Agency Mortgage-Backed Securities	0	211,949	0	211,949
Asset-Backed Securities	0	375,275	0	375,275
Sovereign Issues	0	19,630	0	19,630
Preferred Securities
Banking & Finance	0	29,434	0	29,434
Industrials	0	9,763	0	9,763
Short-Term Instruments

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Repurchase Agreements	$0	$142,487	$0	$142,487
U.S. Treasury Bills	0	56,496	0	56,496
U.S. Treasury Cash Management Bills	0	25,193	0	25,193

Total Investments	$0	$3,924,838	$7,413	$3,932,251

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	70	0	0	70
Over the counter	0	18	0	18

	$70	$18	$0	$88

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(90)	0	(90)
Over the counter	0	(385)	0	(385)

	$0	$(475)	$0	$(475)

Total Financial Derivative Instruments	$70	$(457)	$0	$(387)

Totals	$70	$3,924,381	$7,413	$3,931,864

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

60	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 179.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Qatar National Bank SAQ
1.277% (LIBOR03M + 0.900%) due 12/22/2020 «~	$1,000	$998

State of Qatar
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~	1,000	1,000

Total Loan Participations and Assignments (Cost $1,998)		1,998

CORPORATE BONDS & NOTES 62.4%

BANKING & FINANCE 36.7%

AerCap Ireland Capital DAC
3.950% due 02/01/2022	750	751
4.450% due 12/16/2021	500	505
4.625% due 10/30/2020	1,800	1,808
5.000% due 10/01/2021	500	506

Air Lease Corp.
2.500% due 03/01/2021	600	600
2.750% due 01/15/2023	1,300	1,284
3.500% due 01/15/2022	1,400	1,415

Aircastle Ltd.
5.125% due 03/15/2021	1,000	1,004
5.500% due 02/15/2022 (e)	2,200	2,222

Ally Financial, Inc.
4.125% due 02/13/2022	200	206
4.625% due 05/19/2022	300	312
7.500% due 09/15/2020	3,600	3,636

American Tower Corp.
1.300% due 09/15/2025	1,100	1,105
2.250% due 01/15/2022	600	615
3.300% due 02/15/2021	400	407
3.375% due 05/15/2024	1,000	1,086

Aozora Bank Ltd.
3.810% due 09/07/2021	5,300	5,459

Assurant, Inc.
1.534% (US0003M + 1.250%) due 03/26/2021 ~	67	67

Athene Global Funding
2.667% (US0003M + 1.230%) due 07/01/2022 ~	4,500	4,460

Aviation Capital Group LLC
1.300% (US0003M + 0.950%) due 06/01/2021 ~	3,850	3,662
4.125% due 08/01/2025	400	361
4.375% due 01/30/2024	1,300	1,223
7.125% due 10/15/2020	750	754

Avolon Holdings Funding Ltd.
3.625% due 05/01/2022	1,500	1,415
5.125% due 10/01/2023	400	371
5.500% due 01/15/2023	1,100	1,036

Banco Santander Chile
1.571% (US0003M + 1.200%) due 11/28/2021 ~	3,000	2,979

Bank of America Corp.
1.117% (US0003M + 0.790%) due 03/05/2024 ~	500	498

Bank of New Zealand
3.500% due 02/20/2024	1,000	1,085

Barclays PLC
3.200% due 08/10/2021	800	818
4.338% due 05/16/2024 •	3,800	4,094

BGC Partners, Inc.
5.125% due 05/27/2021	250	254

BOC Aviation Ltd.
1.409% (US0003M + 1.125%) due 09/26/2023 ~	1,700	1,650
1.606% (US0003M + 1.050%) due 05/02/2021 ~	1,455	1,443
2.375% due 09/15/2021	200	200
3.000% due 05/23/2022	500	509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canadian Imperial Bank of Commerce
0.881% (SOFRRATE + 0.800%) due 03/17/2023 ~	$1,020	$1,015

Cantor Fitzgerald LP
6.500% due 06/17/2022	400	425

Citibank N.A.
2.844% due 05/20/2022 •	3,000	3,060

Citigroup, Inc.
1.486% (US0003M + 1.100%) due 05/17/2024 ~	1,000	1,001
1.970% (US0003M + 0.950%) due 07/24/2023 ~	1,500	1,501

CK Hutchison International Ltd.
3.250% due 04/11/2024	3,100	3,286

CNH Industrial Capital LLC
4.375% due 11/06/2020	1,000	1,009

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	500	531

Danske Bank A/S
1.378% (US0003M + 1.060%) due 09/12/2023 ~	1,400	1,375
3.001% due 09/20/2022 •	2,950	2,997

First Abu Dhabi Bank PJSC
2.126% (US0003M + 0.950%) due 04/16/2022 ~	1,800	1,803

Five Corners Funding Trust
4.419% due 11/15/2023	400	446

Ford Motor Credit Co. LLC
1.227% (US0003M + 0.930%) due 09/24/2020 ~	2,000	1,984
2.183% (US0003M + 0.810%) due 04/05/2021 ~	500	480
2.191% (US0003M + 0.880%) due 10/12/2021 ~	200	190
4.250% due 09/20/2022	1,625	1,599
5.750% due 02/01/2021	500	504

General Motors Financial Co., Inc.
1.618% (US0003M + 1.310%) due 06/30/2022 ~	3,100	3,038
3.550% due 07/08/2022	1,500	1,539
3.700% due 11/24/2020	1,000	1,005

Goldman Sachs Group, Inc.
1.540% (US0003M + 0.780%) due 10/31/2022 ~	1,100	1,100
2.101% (US0003M + 1.110%) due 04/26/2022 ~	1,000	1,005
2.819% (US0003M + 1.600%) due 07/15/2020 ~	1,000	1,001
3.000% due 04/26/2022	1,000	1,020

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022 (e)	2,000	2,131

Harley-Davidson Financial Services, Inc.
1.284% (US0003M + 0.940%) due 03/02/2021 ~	300	298
3.550% due 05/21/2021	372	378

HSBC Holdings PLC
1.386% (US0003M + 1.000%) due 05/18/2024 ~	500	496
3.600% due 05/25/2023	1,700	1,826
3.950% due 05/18/2024 •	2,000	2,150

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	1,000	1,008

ICICI Bank Ltd.
3.125% due 08/12/2020	1,465	1,466
5.750% due 11/16/2020	3,500	3,546

ING Groep NV
1.456% (US0003M + 1.150%) due 03/29/2022 ~	1,500	1,511

International Lease Finance Corp.
4.625% due 04/15/2021	500	505
8.250% due 12/15/2020	200	205
8.625% due 01/15/2022	500	537

JPMorgan Chase & Co.
3.207% due 04/01/2023 •	600	625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LeasePlan Corp. NV
2.875% due 10/24/2024	$4,600	$4,733

Lloyds Bank PLC
6.500% due 09/14/2020	1,175	1,187

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	2,800	2,885

Mitsubishi UFJ Financial Group, Inc.
1.781% (US0003M + 0.790%) due 07/25/2022 ~	1,000	1,004
1.851% (US0003M + 0.860%) due 07/26/2023 ~	2,000	1,994
2.623% due 07/18/2022	1,000	1,038
2.665% due 07/25/2022	500	520

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	200	203
3.406% due 02/28/2022	700	722

Mizuho Financial Group, Inc.
0.990% (US0003M + 0.630%) due 05/25/2024 ~	2,000	1,961
1.117% (US0003M + 0.790%) due 03/05/2023 ~	1,300	1,295
1.163% (US0003M + 0.850%) due 09/13/2023 ~	750	746
1.195% (US0003M + 0.880%) due 09/11/2022 ~	1,500	1,505

Morgan Stanley
0.761% (SOFRRATE + 0.700%) due 01/20/2023 ~	2,100	2,095
2.420% (US0003M + 1.400%) due 10/24/2023 ~	824	833
2.750% due 05/19/2022	400	416

Nationwide Building Society
2.000% due 01/27/2023	1,800	1,855
3.622% due 04/26/2023 •	1,600	1,663

Navient Corp.
5.000% due 10/26/2020	800	798
5.875% due 03/25/2021	200	197
6.625% due 07/26/2021	1,200	1,179

Nissan Motor Acceptance Corp.
0.996% due 09/28/2022 •	2,200	2,035
2.201% (US0003M + 0.890%) due 01/13/2022 ~	500	481

Nomura Holdings, Inc.
2.648% due 01/16/2025	4,600	4,800

Nordea Bank Abp
1.303% (US0003M + 0.940%) due 08/30/2023 ~	2,000	1,989

ORIX Corp.
2.650% due 04/13/2021	500	506
2.900% due 07/18/2022	500	518
2.950% due 07/23/2020	500	501
3.200% due 01/19/2022	2,000	2,061

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	400	395

Piper Jaffray Cos.
4.740% due 10/15/2021	200	196
5.200% due 10/15/2023	600	587

QNB Finance Ltd.
1.556% (US0003M + 1.000%) due 05/02/2022 ~	2,000	1,981
1.898% (US0003M + 1.450%) due 08/11/2021 ~	600	602
2.125% due 09/07/2021	580	583

Reliance Standard Life Global Funding
2.750% due 01/21/2027	2,400	2,354

Royal Bank of Scotland Group PLC
1.862% (US0003M + 1.470%) due 05/15/2023 ~	1,800	1,801
4.519% due 06/25/2024 •	2,100	2,283

Santander Holdings USA, Inc.
4.450% due 12/03/2021	200	208

Santander UK Group Holdings PLC
2.875% due 08/05/2021	800	819

Santander UK PLC
3.400% due 06/01/2021	1,000	1,027

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	61

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Tower Trust
3.156% due 10/10/2045	$1,600	$1,604

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,012

SL Green Operating Partnership LP
1.366% (US0003M + 0.980%) due 08/16/2021 ~	200	197

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	2,510	2,521
3.000% due 07/15/2022	200	201
3.550% due 04/15/2024	1,500	1,537
4.125% due 07/15/2023	900	935

Springleaf Finance Corp.
6.125% due 05/15/2022	1,300	1,328
7.750% due 10/01/2021	800	834
8.250% due 12/15/2020	1,150	1,189

Standard Chartered PLC
1.510% (US0003M + 1.200%) due 09/10/2022 ~	1,900	1,905
2.744% due 09/10/2022 •	3,000	3,035

Starwood Property Trust, Inc.
3.625% due 02/01/2021	1,000	986

State Bank of India
4.000% due 01/24/2022	400	410

Synchrony Financial
2.850% due 07/25/2022	1,700	1,730

UBS Group AG
2.217% due 02/01/2022 •	1,700	1,732

Wells Fargo & Co.
1.990% (US0003M + 1.230%) due 10/31/2023 ~	3,500	3,526
2.130% (US0003M + 1.110%) due 01/24/2023 ~	1,500	1,508

Weyerhaeuser Co.
7.125% due 07/15/2023	1,600	1,846

		181,988

INDUSTRIALS 20.2%

AbbVie, Inc.
2.300% due 11/21/2022 (e)	2,000	2,068

American Airlines Pass-Through Trust
4.000% due 01/15/2027	563	432

Anheuser-Busch North American Holding Corp.
3.750% due 01/15/2022	2,500	2,608

Arrow Electronics, Inc.
3.500% due 04/01/2022	900	924

Bacardi Ltd.
4.500% due 01/15/2021	3,800	3,829

BAT Capital Corp.
2.764% due 08/15/2022	2,600	2,694

Boeing Co.
2.300% due 08/01/2021	900	908

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	1,400	1,412

Boston Scientific Corp.
3.450% due 03/01/2024	500	542

Broadcom Corp.
2.200% due 01/15/2021	400	403

Broadcom, Inc.
3.459% due 09/15/2026	2,038	2,191
4.250% due 04/15/2026	600	669

Carrier Global Corp.
2.242% due 02/15/2025	2,000	2,053

Central Nippon Expressway Co. Ltd.
1.147% due 03/03/2022 •	500	501
1.163% (US0003M + 0.850%) due 09/14/2021 ~	500	503
2.849% due 03/03/2022	1,000	1,027

Charter Communications Operating LLC
2.337% (US0003M + 1.650%) due 02/01/2024 ~	2,400	2,409
4.464% due 07/23/2022	2,000	2,133
4.500% due 02/01/2024	500	554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cigna Corp.
3.750% due 07/15/2023	$665	$722

Conagra Brands, Inc.
4.300% due 05/01/2024	500	553
4.600% due 11/01/2025	500	577

Continental Airlines Pass-Through Trust
5.983% due 10/19/2023	1,214	1,151

Cox Communications, Inc.
3.250% due 12/15/2022	300	316

Crown Castle Towers LLC
3.222% due 05/15/2042	800	814

CVS Health Corp.
1.033% (US0003M + 0.720%) due 03/09/2021 ~	1,500	1,506

Daimler Finance North America LLC
2.550% due 08/15/2022	4,400	4,517

Dell International LLC
4.420% due 06/15/2021	1,600	1,645
4.900% due 10/01/2026	1,100	1,212
5.450% due 06/15/2023	500	547

Delta Air Lines, Inc.
3.625% due 03/15/2022	900	853

Dominion Energy Gas Holdings LLC
0.913% (US0003M + 0.600%) due 06/15/2021 ~	300	300

Energy Transfer Operating LP
4.250% due 03/15/2023	500	528

Equifax, Inc.
1.262% (US0003M + 0.870%) due 08/15/2021 ~	800	799
3.600% due 08/15/2021	1,200	1,239

ERAC USA Finance LLC
4.500% due 08/16/2021	1,000	1,032

GATX Corp.
1.261% (US0003M + 0.720%) due 11/05/2021 ~	500	493

General Mills, Inc.
6.610% due 10/15/2022	500	509

Hyundai Capital America
2.292% (US0003M + 0.940%) due 07/08/2021 ~	900	891
3.450% due 03/12/2021	1,750	1,770

Imperial Brands Finance PLC
3.125% due 07/26/2024	1,700	1,768
3.750% due 07/21/2022	3,000	3,133

Kansas City Southern
3.000% due 05/15/2023	1,100	1,124
3.125% due 06/01/2026	700	737

Kia Motors Corp.
2.625% due 04/21/2021	500	504

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021	900	936

Komatsu Finance America, Inc.
2.118% due 09/11/2020	1,520	1,523

Leidos, Inc.
2.950% due 05/15/2023	200	209

Mead Johnson Nutrition Co.
3.000% due 11/15/2020	103	104

Micron Technology, Inc.
4.185% due 02/15/2027	1,800	1,996

Mylan NV
3.150% due 06/15/2021	3,100	3,165
3.750% due 12/15/2020	100	101

NXP BV
4.125% due 06/01/2021	2,200	2,266
4.625% due 06/15/2022 (e)	2,000	2,131

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~	4,600	4,234

Otis Worldwide Corp.
2.056% due 04/05/2025	2,500	2,623

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	1,411	1,419
6.000% due 04/07/2023	1,000	1,103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	$850	$862
3.450% due 07/01/2024	1,000	1,059

Reynolds American, Inc.
4.000% due 06/12/2022	700	740

Ryder System, Inc.
2.875% due 06/01/2022	900	932

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022	500	533

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	800	848

Spirit AeroSystems, Inc.
1.113% (US0003M + 0.800%) due 06/15/2021 ~	2,076	1,934
3.950% due 06/15/2023	2,800	2,380

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	313	317

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021	1,000	1,020

Syngenta Finance NV
3.933% due 04/23/2021	1,500	1,515

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022	1,000	1,022

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021	1,700	1,771

Wabtec Corp.
1.613% (US0003M + 1.300%) due 09/15/2021 ~	1,558	1,558

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	2,000	2,123

Woodside Finance Ltd.
3.650% due 03/05/2025	100	105
3.700% due 09/15/2026	200	212
4.600% due 05/10/2021	1,800	1,833

Woolworths Group Ltd.
4.000% due 09/22/2020	300	302

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021	500	516

		100,492

UTILITIES 5.5%

AT&T, Inc.
1.314% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,095
1.498% (US0003M + 1.180%) due 06/12/2024 ~	3,215	3,223
3.000% due 06/30/2022	500	522

Duke Energy Corp.
0.924% (US0003M + 0.500%) due 05/14/2021 ~	600	601

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	500	528

Enel Finance International NV
4.250% due 09/14/2023	200	218

FirstEnergy Corp.
2.850% due 07/15/2022	970	1,007

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	2,100	2,360

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	2,000	2,058

Pacific Gas & Electric Co.
2.950% due 03/01/2026 ^(a)	100	108

Pacific Gas and Electric Co.
1.750% due 06/16/2022	2,800	2,811
2.100% due 08/01/2027	700	693

PPL WEM Ltd.
5.375% due 05/01/2021 (e)	2,000	2,049

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	141	143

Sempra Energy
1.719% (US0003M + 0.500%) due 01/15/2021 ~	2,500	2,500

62	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Gas Co.
2.550% due 02/01/2030	$1,800	$1,942

Sprint Communications, Inc.
6.000% due 11/15/2022	400	422

Sprint Corp.
7.250% due 09/15/2021	3,100	3,253
7.875% due 09/15/2023	400	451

Verizon Communications, Inc.
1.492% (US0003M + 1.100%) due 05/15/2025 ~	1,000	1,013

Wisconsin Electric Power Co.
2.050% due 12/15/2024	300	316

		27,313

Total Corporate Bonds & Notes (Cost $306,723)		309,793

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	450	479

Total Municipal Bonds & Notes (Cost $450)		479

U.S. GOVERNMENT AGENCIES 9.4%

Fannie Mae
4.000% due 09/01/2039 - 03/01/2047	1,212	1,310
5.000% due 04/01/2033 - 09/01/2047	3,490	3,763
5.150% due 05/01/2035	47	48
5.350% due 02/01/2035 - 01/01/2038	555	593
5.450% due 04/01/2036	133	146
5.500% due 12/01/2028 - 07/01/2050	2,378	2,652
6.000% due 09/01/2028 - 04/01/2048	1,760	1,941
6.500% due 03/01/2026 - 09/01/2048	866	970

Freddie Mac
2.000% due 02/01/2028 - 04/01/2028	9	9
2.235% due 07/15/2035 •	4,600	4,636
2.500% due 06/25/2034 - 07/25/2034 (e)	7,930	8,032
2.500% due 10/25/2048	3,687	3,751
4.500% due 07/01/2021	1	1
5.000% due 12/01/2020 - 02/01/2038	853	926
5.400% due 09/01/2037 - 11/01/2038	552	607
5.490% due 10/01/2038	30	33
5.500% due 11/01/2021 - 06/01/2047	2,479	2,736
5.550% due 06/01/2037 - 07/01/2037	189	208
5.650% due 01/01/2037	42	46
6.000% due 02/01/2028 - 06/01/2037	731	798
6.500% due 08/01/2022 - 10/17/2038	614	704
7.000% due 05/01/2029 - 10/01/2037	99	103

Ginnie Mae
1.195% due 08/16/2039 •	7	7
2.500% due 10/20/2049	3,868	3,961
3.000% due 11/20/2046	180	193
3.500% due 05/20/2042 - 09/20/2044	389	409
3.700% due 04/15/2042	145	153
3.740% due 03/20/2042 - 07/20/2042	267	280
3.750% due 04/15/2042 - 03/20/2044	206	219
4.000% due 04/20/2040 - 06/20/2043	1,841	1,931

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 08/20/2038 - 11/20/2048	$1,453	$1,569
5.000% due 02/20/2039	11	12
5.350% due 12/15/2036 - 01/15/2038	647	712
5.400% due 12/20/2038 - 06/20/2039	309	338
5.500% due 03/20/2034 - 08/20/2041	602	651
6.000% due 09/20/2038	44	47
6.500% due 09/20/2025 - 07/20/2039	111	122
7.000% due 09/15/2024 - 06/20/2039	685	748

Uniform Mortgage-Backed Security
4.000% due 01/01/2049	398	422
4.250% due 11/01/2035 - 01/01/2036	323	344
4.750% due 09/01/2034 - 04/01/2036	575	626
5.340% due 09/01/2029	68	74
5.500% due 05/01/2021	1	1
6.000% due 06/01/2031	3	3
6.500% due 09/01/2021 - 02/01/2022	3	3

Total U.S. Government Agencies (Cost $45,999)		46,838

U.S. TREASURY OBLIGATIONS 76.8%

U.S. Treasury Inflation Protected Securities (b)
0.750% due 07/15/2028	204	231
0.875% due 01/15/2029	2,234	2,548

U.S. Treasury Notes
0.125% due 05/31/2022 (e)	339,200	338,988
0.250% due 06/15/2023	7,300	7,316
0.375% due 03/31/2022 (e)(g)(i)	32,400	32,521

Total U.S. Treasury Obligations (Cost $381,315)		381,604

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.6%

AREIT Trust
1.215% due 09/14/2036 •	500	482
2.805% due 04/14/2037 •	1,100	1,106

Bancorp Commercial Mortgage Trust
1.185% due 03/15/2036 •	414	400
1.235% due 09/15/2036 •	491	472

Bear Stearns Adjustable Rate Mortgage Trust
3.967% due 02/25/2033 ~	2	2

Bear Stearns ALT-A Trust
0.345% due 02/25/2034 •	1,364	1,245
3.769% due 05/25/2035 ~	51	50

Brass PLC
1.086% due 11/16/2066 •	345	345

Chase Mortgage Finance Trust
4.258% due 02/25/2037 ~	804	793

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.385% due 01/25/2036 •	77	70
0.415% due 10/25/2035 •	391	371
0.485% due 08/25/2035 •	44	43

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	185	187

Countrywide Alternative Loan Trust
0.325% due 06/25/2037 •	92	81

Credit Suisse Mortgage Capital Trust
3.092% due 10/27/2059 ~	1,947	2,020
3.135% due 12/26/2059 ~	1,472	1,523
3.322% due 10/25/2058 ~	188	192

Exantas Capital Corp. Ltd.
1.194% due 04/15/2036 •	1,027	999

First Horizon Alternative Mortgage Securities Trust
3.482% due 02/25/2035 ~	387	377

GCAT Trust
2.650% due 10/25/2068 ~	898	934

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
2.427% due 08/25/2033 •	$128	$124
4.121% due 09/25/2035 ~	12	12

Holmes Master Issuer PLC
1.639% due 10/15/2054 •	996	996

Impac CMB Trust
0.825% due 03/25/2035 •	177	169

JPMorgan Chase Commercial Mortgage Securities Trust
1.635% due 12/15/2031 •	2,000	1,963
3.379% due 09/15/2050	300	319

JPMorgan Mortgage Trust
3.721% due 07/25/2035 ~	420	407

Lanark Master Issuer PLC
1.128% due 12/22/2069 •	1,824	1,829

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	2,325	2,347

MASTR Adjustable Rate Mortgages Trust
4.331% due 04/21/2034 ~	32	32

Merrill Lynch Mortgage Investors Trust
0.645% due 04/25/2029 •	288	273
3.848% due 12/25/2035 ~	469	444

MF1 Ltd.
1.315% due 12/25/2034 •	2,000	1,973

Morgan Stanley Mortgage Loan Trust
0.905% due 11/25/2035 •	755	725

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	4,301	4,541
3.500% due 10/25/2059 ~	896	953

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,698	3,886
4.500% due 05/25/2058 ~	214	232

Sequoia Mortgage Trust
0.390% due 07/20/2036 •	1,292	1,214
0.850% due 06/20/2033 •	3	3
0.893% due 11/22/2024 •	1	1

Silverstone Master Issuer PLC
1.679% due 01/21/2070 •	161	161

Structured Asset Mortgage Investments Trust
0.774% due 07/19/2034 •	7	7
0.854% due 09/19/2032 •	14	13

Thornburg Mortgage Securities Trust
3.647% due 04/25/2045 ~	87	83

VMC Finance LLC
1.114% due 10/15/2035 •	1,690	1,613
1.294% due 09/15/2036 •	1,008	981

WaMu Mortgage Pass-Through Certificates Trust
0.495% due 01/25/2045 •	18	17
0.585% due 06/25/2044 •	812	776
0.615% due 10/25/2045 •	146	141
2.484% due 06/25/2046 •	43	40
3.352% due 07/25/2037 ^~	597	514
3.740% due 06/25/2033 ~	2	2

Wells Fargo Commercial Mortgage Trust
1.325% due 01/15/2035 •	2,200	2,091
4.218% due 07/15/2046 ~	1,000	1,079

Wells Fargo-RBS Commercial Mortgage Trust
1.644% due 06/15/2044 •	1,098	1,099

Total Non-Agency Mortgage-Backed Securities (Cost $42,746)		42,752

ASSET-BACKED SECURITIES 12.6%

ACE Securities Corp. Home Equity Loan Trust
0.860% due 05/25/2035 •	71	71

Arbor Realty Commercial Real Estate Notes Ltd.
1.335% due 05/15/2037 •	300	293

Asset-Backed Securities Corp. Home Equity Loan Trust
0.995% due 06/25/2034 •	91	86

Barings BDC Static CLO Ltd.
2.239% due 04/15/2027 •	943	937

Bear Stearns Asset-Backed Securities Trust
0.675% due 09/25/2035 •	1,417	1,407
0.985% due 10/27/2032 •	38	37
1.085% due 08/25/2034 •	679	646

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	63

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Second Lien Trust
1.535% due 01/25/2036 •	$1,088	$1,083

BlueMountain CLO Ltd.
2.641% due 04/13/2027 •	101	100

Cent CLO Ltd.
2.171% due 10/29/2025 •	109	108

Chase Funding Trust
0.785% due 07/25/2033 •	210	194

CIFC Funding Ltd.
1.851% due 10/25/2027 •	300	296

Countrywide Asset-Backed Certificates
0.635% due 03/25/2036 •	275	254

Countrywide Asset-Backed Certificates Trust
0.885% due 11/25/2035 •	848	844

Crown Point CLO Ltd.
2.075% due 07/17/2028 •	699	690

Dryden Senior Loan Fund
2.119% due 10/15/2027 •	292	290

Finance America Mortgage Loan Trust
1.010% due 08/25/2034 •	175	171

First Franklin Mortgage Loan Trust
0.345% due 04/25/2036 •	1,579	1,512
0.935% due 11/25/2034 •	229	224
1.115% due 07/25/2034 •	777	775

GoldentTree Loan Management U.S. CLO Ltd.
2.085% due 04/20/2029 •	2,500	2,463

Greystone Commercial Real Estate Notes Ltd.
1.365% due 09/15/2037 •	1,000	973

GSAA Home Equity Trust
0.455% due 07/25/2037 •	434	416

GSAMP Trust
0.445% due 06/25/2036 •	1,000	936

Home Equity Asset Trust
1.235% due 11/25/2034 •	871	840

LCM LP
2.175% due 10/20/2027 •	500	492

LoanCore Issuer Ltd.
1.315% due 05/15/2036 •	700	693

Morgan Stanley ABS Capital, Inc. Trust
1.985% due 03/25/2034 •	248	247

Nassau Ltd.
2.369% due 10/15/2029 •	2,000	1,962

Navient Private Education Loan Trust
1.385% due 12/15/2028 •	407	406

Navient Private Education Refi Loan Trust
2.460% due 11/15/2068	1,200	1,229

New Century Home Equity Loan Trust
1.115% due 11/25/2034 •	510	485

NovaStar Mortgage Funding Trust
0.845% due 01/25/2036 •	981	964

Ocean Trails CLO
2.369% due 07/15/2028 •	1,491	1,476

Palmer Square Loan Funding Ltd.
1.177% due 02/20/2028 •	2,460	2,424
2.105% due 04/20/2027 •	1,205	1,193

Popular ABS Mortgage Pass-Through Trust
0.435% due 06/25/2047 ^•	349	343

RAAC Trust
0.735% due 01/25/2046 •	953	937

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
1.235% due 06/25/2035 •	$1,528	$1,530
1.280% due 03/25/2035 •	253	242

Saxon Asset Securities Trust
0.905% due 05/25/2035 •	195	187

Securitized Asset-Backed Receivables LLC Trust
0.575% due 10/25/2035 •	437	433
0.860% due 01/25/2035 •	181	172

SLM Student Loan Trust
1.741% due 04/25/2023 •	432	404
2.491% due 04/25/2023 •	256	251
2.691% due 07/25/2023 •	221	217

SMB Private Education Loan Trust
1.035% due 09/15/2054 •	4,000	3,866
2.230% due 09/15/2037	2,800	2,857
2.980% due 07/15/2027	817	831

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	173	178

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	2,000	2,032

Soundview Home Loan Trust
0.860% due 06/25/2035 •	845	834

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	508	514

Starwood Waypoint Homes Trust
1.135% due 01/17/2035 •	916	914

Structured Asset Investment Loan Trust
0.735% due 09/25/2034 •	1,906	1,761
0.890% due 03/25/2034 •	782	750

Structured Asset Securities Corp. Mortgage Loan Trust
0.320% due 07/25/2036 •	1,242	1,197

Towd Point Mortgage Trust
0.785% due 02/25/2057 •	394	392
1.185% due 05/25/2058 •	2,652	2,643
1.185% due 10/25/2059 •	1,678	1,673
3.000% due 11/25/2058 ~	868	887
3.000% due 11/25/2059 ~	2,082	2,118

Tralee CLO Ltd.
2.245% due 10/20/2028 •	1,000	986

Venture CLO Ltd.
2.365% due 04/20/2029 •	2,100	2,068

Wells Fargo Home Equity Asset-Backed Securities Trust
1.130% due 03/25/2035 •	847	847

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.485% due 04/25/2034 •	1,579	1,508

WhiteHorse Ltd.
2.065% due 04/17/2027 •	414	411
2.295% due 07/17/2026 •	93	93

Zais CLO Ltd.
2.369% due 04/15/2028 •	1,482	1,468

Total Asset-Backed Securities (Cost $63,106)		62,761

SOVEREIGN ISSUES 0.2%
Export-Import Bank of India 1.374% (US0003M + 1.000%) due 08/21/2022 ~	1,000	976

Total Sovereign Issues (Cost $998)		976

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
JPMorgan Chase & Co. 4.230% (US0003M + 3.470%) due 07/30/2020 ~(c)	761,000	$694

Total Preferred Securities (Cost $761)		694

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.3%

COMMERCIAL PAPER 4.0%

American Honda Finance Corp.
2.000% due 09/03/2020	$4,400	4,396

BAYER Corp.
2.350% due 08/03/2020	4,400	4,398

BP Capital Markets PLC
1.620% due 09/08/2020	4,000	3,998

Exxon Mobil Corp.
0.670% due 07/28/2020	3,104	3,104

Shell International Finance B.V.
2.300% due 01/19/2021	4,000	3,990

		19,886

REPURCHASE AGREEMENTS (d) 5.0%
		24,646

MUNICIPAL BONDS & NOTES 0.3%

Illinois State General Obligation Notes, Series 2020
4.875% due 05/01/2021	1,200	1,222

Total Municipal Bonds & Notes (Cost $1,200)		1,222

Total Short-Term Instruments (Cost $45,659)		45,754

Total Investments in Securities (Cost $889,755)		893,649

Total Investments 179.9% (Cost $889,755)		$893,649

Financial Derivative Instruments (f)(h) (0.0)% (Cost or Premiums, net $1,229)		(241)

Other Assets and Liabilities, net (79.9)%		(396,665)

Net Assets 100.0%		$496,743

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

64	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.100%	06/30/2020	07/01/2020	$23,071	U.S. Treasury Notes 0.250% due 06/30/2025	$(23,057)	$23,071	$23,071
FICC	0.000	06/30/2020	07/01/2020	1,575	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(1,606)	1,575	1,575

Total Repurchase Agreements						$(24,663)	$24,646	$24,646

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	0.120%	06/25/2020	07/02/2020		$(326,891)	$(326,897)
	0.170	06/30/2020	07/02/2020		(16,884)	(16,884)
	0.180	06/30/2020	07/02/2020		(11,900)	(11,900)
SCX	0.270	06/22/2020	07/23/2020		(7,714)	(7,715)
TDM	0.500	06/12/2020	TBD	(3)	(10,150)	(10,153)

Total Reverse Repurchase Agreements						$(373,549)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Obligations (11.2)%
U.S. Treasury Inflation Protected Securities	0.625%	04/15/2023	$5,667	$(5,883)	$(5,913)
U.S. Treasury Inflation Protected Securities	0.750	07/15/2028	5,005	(5,600)	(5,652)
U.S. Treasury Inflation Protected Securities	0.875	01/15/2029	3,656	(4,119)	(4,173)
U.S. Treasury Notes	0.250	06/30/2025	23,100	(23,018)	(23,057)
U.S. Treasury Notes	0.625	05/15/2030	17,000	(16,984)	(16,964)

Total Short Sales (11.2)%				$(55,604)	$(55,759)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$23,071	$0	$0	$0	$23,071	$(23,057)	$14
DEU	0	0	0	0	0	(286)	(286)
FICC	1,575	0	0	0	1,575	(1,606)	(31)
JPS	0	(355,681)	0	0	(355,681)	355,851	170
SCX	0	(7,715)	0	0	(7,715)	8,032	317
TDM	0	(10,153)	0	0	(10,153)	10,601	448

Master Securities Forward Transaction Agreement
BCY	0	0	0	(16,964)	(16,964)	0	(16,964)
BPG	0	0	0	(15,738)	(15,738)	0	(15,738)
SGY	0	0	0	(23,057)	(23,057)	0	(23,057)

Total Borrowings and Other Financing Transactions	$24,646	$(373,549)	$0	$(55,759)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	65

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(10,153)	$(10,153)
U.S. Government Agencies	0	(7,715)	0	0	(7,715)
U.S. Treasury Obligations	0	(355,681)	0	0	(355,681)

Total Borrowings	$0	$(363,396)	$0	$(10,153)	$(373,549)

Payable for reverse repurchase agreements					$(373,549)

(e)	Securities with an aggregate market value of $374,483 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(46,916) at a weighted average interest rate of 0.807%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $33 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note September 2020 Futures	$104.625	08/21/2020	250	$500	$2	$0

Total Purchased Options					$2	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2020	335	$	73,977	$49	$5	$0

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2020	4	$	(557)	$(1)	$1	$0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	31		(6,763)	26	32	0

					$25	$33	$0

Total Futures Contracts					$74	$38	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$5,520	$(68)	$94	$26	$0	$(40)
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025	31,730	1,709	(1,517)	192	0	(251)

					$1,641	$(1,423)	$218	$0	$(291)

66	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD- LIBOR + 0.098%	Quarterly	01/13/2023	$18,000	$0	$(2)	$(2)	$0	$(1)
3-Month USD-LIBOR(4)	01-Month USD- LIBOR + 0.098%	Quarterly	01/13/2023	13,800	0	(1)	(1)	0	(1)

					$0	$(3)	$(3)	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(4)	3-Month USD-LIBOR	1.000%	Semi-Annual	12/16/2027	$12,500	$(370)	$(55)	$(425)	$15	$0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030	3,400	(18)	(320)	(338)	7	0

						$(388)	$(375)	$(763)	$22	$0

Total Swap Agreements						$1,253	$(1,801)	$(548)	$22	$(293)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$38	$22	$60	$0	$0		$(293)	$ (293)

(g)

Securities with an aggregate market value of $1,657 and cash of $2,334 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020	CAD	162		$119	$0	$0

CBK	07/2020	EUR	236		266	1	0

HUS	07/2020	CAD	153		113	0	0
	07/2020	EUR	4,067		4,545	0	(24)

MYI	07/2020	AUD	10,551		7,009	0	(273)
	07/2020		$6,753	AUD	10,236	311	0

SCX	07/2020		7,259		10,551	23	0
	08/2020	AUD	10,551		$7,260	0	(23)

TOR	07/2020		10,236		6,803	0	(261)
	07/2020	CAD	6,237		4,528	0	(66)
	07/2020		$1,553	CAD	2,120	8	0
	08/2020	CAD	2,120		$1,554	0	(8)

Total Forward Foreign Currency Contracts						$343	$(655)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	67

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500%	01/20/2021	1,700	$(1)	$(2)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	$102.094	08/06/2020	6,300	$ (25)	$(6)

Total Written Options					$ (26)	$(8)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.230%	Maturity	07/27/2020	$3,200	$0	$47	$47	$0
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.230%	Maturity	08/10/2020	4,900	0	101	101	0
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.220%	Maturity	08/20/2020	4,500	0	55	55	0
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.220%	Maturity	08/27/2020	9,090	0	109	109	0

Total Swap Agreements								$0	$312	$312	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BPS	$0	$0	$312	$312	$0	$0	$0	$0	$312	$(280)	$32
CBK	1	0	0	1	0	0	0	0	1	0	1
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
HUS	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
JPM	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
MYI	311	0	0	311	(273)	0	0	(273)	38	0	38
SCX	23	0	0	23	(23)	0	0	(23)	0	0	0
TOR	8	0	0	8	(335)	0	0	(335)	(327)	339	12

Total Over the Counter	$343	$0	$312	$655	$(655)	$(8)	$0	$(663)

(i)

Securities with an aggregate market value of $339 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

68	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$38	$38
Swap Agreements	0	0	0	0	22	22

	$0	$0	$0	$0	$60	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$343	$0	$343
Swap Agreements	0	0	0	0	312	312

	$0	$0	$0	$343	$312	$655

	$0	$0	$0	$343	$372	$715

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$291	$0	$0	$2	$293

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$655	$0	$655
Written Options	0	2	0	0	6	8

	$0	$2	$0	$655	$6	$663

	$0	$293	$0	$655	$8	$956

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(12)	$(12)
Futures	0	0	0	0	192	192
Swap Agreements	0	3,151	0	0	(3,958)	(807)

	$0	$3,151	$0	$0	$(3,778)	$(627)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,700	$0	$1,700
Written Options	0	136	0	0	521	657
Swap Agreements	0	0	0	0	1,738	1,738

	$0	$136	$0	$1,700	$2,259	$4,095

	$0	$3,287	$0	$1,700	$(1,519)	$3,468

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	542	542
Swap Agreements	0	(961)	0	0	1,887	926

	$0	$(961)	$0	$0	$2,427	$1,466

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5)	$0	$(5)
Written Options	0	(27)	0	0	(19)	(46)
Swap Agreements	0	0	0	0	(229)	(229)

	$0	$(27)	$0	$(5)	$(248)	$(280)

	$0	$(988)	$0	$(5)	$2,179	$1,186

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	69

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$1,998	$1,998
Corporate Bonds & Notes
Banking & Finance	0	181,988	0	181,988
Industrials	0	100,492	0	100,492
Utilities	0	27,313	0	27,313
Municipal Bonds & Notes
Illinois	0	479	0	479
U.S. Government Agencies	0	46,838	0	46,838
U.S. Treasury Obligations	0	381,604	0	381,604
Non-Agency Mortgage-Backed Securities	0	42,752	0	42,752
Asset-Backed Securities	0	62,761	0	62,761
Sovereign Issues	0	976	0	976
Preferred Securities
Banking & Finance	0	694	0	694
Short-Term Instruments
Commercial Paper	0	19,886	0	19,886
Repurchase Agreements	0	24,646	0	24,646
Municipal Bonds & Notes	0	1,222	0	1,222

Total Investments	$0	$891,651	$1,998	$893,649

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(55,759)	$0	$(55,759)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	38	22	0	60
Over the counter	0	655	0	655

	$38	$677	$0	$715

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(293)	0	(293)
Over the counter	0	(663)	0	(663)

	$0	$(956)	$0	$(956)

Total Financial Derivative Instruments	$38	$(279)	$0	$(241)

Totals	$38	$835,613	$1,998	$837,649

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

70	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.7%

CORPORATE BONDS & NOTES 59.9%

BANKING & FINANCE 36.0%

AerCap Ireland Capital DAC
4.500% due 05/15/2021	$500	$503

Aircastle Ltd.
5.125% due 03/15/2021	650	653

Allstate Corp.
0.736% (US0003M + 0.430%) due 03/29/2021 ~	235	235
0.936% (US0003M + 0.630%) due 03/29/2023 ~	300	299

Ally Financial, Inc.
4.250% due 04/15/2021	300	306
7.500% due 09/15/2020	900	909

American Express Co.
0.911% (US0003M + 0.525%) due 05/17/2021 ~	310	311
1.297% (US0003M + 0.610%) due 08/01/2022 ~	400	401

Aviation Capital Group LLC
1.300% (US0003M + 0.950%) due 06/01/2021 ~	800	761

Bank of America Corp.
3.499% due 05/17/2022 •	589	603

Barclays PLC
1.822% (US0003M + 1.430%) due 02/15/2023 ~	400	399
2.558% (US0003M + 2.110%) due 08/10/2021 ~	100	102
3.200% due 08/10/2021	500	512

BBVA USA
3.500% due 06/11/2021	1,000	1,022

Boston Properties LP
4.125% due 05/15/2021	1,000	1,020

Brixmor Operating Partnership LP
1.737% (US0003M + 1.050%) due 02/01/2022 ~	700	687

Canadian Imperial Bank of Commerce
0.881% (SOFRRATE + 0.800%) due 03/17/2023 ~	900	895

Caterpillar Financial Services Corp.
0.618% (US0003M + 0.300%) due 03/08/2021 ~	500	500

Citigroup, Inc.
1.678% due 05/15/2024 •	1,000	1,020

CNH Industrial Capital LLC
4.375% due 11/06/2020	1,100	1,110
4.875% due 04/01/2021	200	205

Credit Agricole Corporate & Investment Bank S.A.
2.062% due 10/03/2021 •	1,000	1,001

DBS Group Holdings Ltd.
1.611% (US0003M + 0.620%) due 07/25/2022 ~	1,000	1,000

Goodman U.S. Finance One LLC
6.375% due 04/15/2021	500	518

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	500	533

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	1,300	1,310

International Bank for Reconstruction & Development
1.411% (US0003M + 0.100%) due 10/13/2020 ~	600	600

Jackson National Life Global Funding
0.631% (US0003M + 0.310%) due 03/16/2021 ~	250	250
0.795% (US0003M + 0.480%) due 06/11/2021 ~	500	501

John Deere Capital Corp.
0.570% (US0003M + 0.260%) due 09/10/2021 ~	28	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
2.250% (US0003M + 1.230%) due 10/24/2023 ~		$700	$708

Lloyds Banking Group PLC
1.326% due 06/15/2023 •		500	503

Marsh & McLennan Cos., Inc.
1.506% (US0003M + 1.200%) due 12/29/2021 ~		1,050	1,051

Mitsubishi UFJ Financial Group, Inc.
1.781% (US0003M + 0.790%) due 07/25/2022 ~		509	511

Mizuho Financial Group, Inc.
1.117% (US0003M + 0.790%) due 03/05/2023 ~		1,000	997

Nationwide Building Society
2.450% due 07/27/2021		400	409

NatWest Markets PLC
1.706% (US0003M + 1.400%) due 09/29/2022 ~		300	301

NTT Finance Corp.
1.900% due 07/21/2021		500	506

ORIX Corp.
2.650% due 04/13/2021		900	911
2.950% due 07/23/2020		200	200

PNC Bank N.A.
1.348% (US0003M + 0.250%) due 01/22/2021 ~		500	501
1.548% (US0003M + 0.450%) due 07/22/2022 ~		500	501

Royal Bank of Canada
1.495% (US0003M + 0.360%) due 01/17/2023 ~		547	545

Royal Bank of Scotland Group PLC
2.359% due 05/22/2024 •		400	411

Skandinaviska Enskilda Banken AB
0.963% (US0003M + 0.645%) due 12/12/2022 ~		500	502

Sumitomo Mitsui Banking Corp.
2.450% due 10/20/2020		1,000	1,006

UBS Group AG
3.091% due 04/14/2021 •		900	912

United Overseas Bank Ltd.
1.523% (US0003M + 0.480%) due 04/23/2021 ~		200	200
3.200% due 04/23/2021		605	617

USAA Capital Corp.
1.500% due 05/01/2023		1,000	1,026

WEA Finance LLC
3.250% due 10/05/2020		1,000	1,001

			31,513

INDUSTRIALS 22.3%

AbbVie, Inc.
0.724% (US0003M + 0.350%) due 05/21/2021 ~		1,000	1,001

Apple, Inc.
0.948% (US0003M + 0.500%) due 02/09/2022 ~		1,200	1,207

Becton Dickinson and Co.
1.181% (US0003M + 0.875%) due 12/29/2020 ~		1,000	1,000

BMW U.S. Capital LLC
0.934% (US0003M + 0.500%) due 08/13/2021 ~		325	323
1.721% (US0003M + 0.410%) due 04/12/2021 ~		400	399

Bureau Veritas S.A.
3.125% due 01/21/2021	EUR	1,000	1,138

Campbell Soup Co.
0.943% (US0003M + 0.630%) due 03/15/2021 ~		$987	988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Celgene Corp.
2.875% due 08/15/2020	$200	$201
3.550% due 08/15/2022	1,000	1,044

CRH America, Inc.
5.750% due 01/15/2021	816	833

CVS Health Corp.
1.033% (US0003M + 0.720%) due 03/09/2021 ~	650	653

Delta Air Lines, Inc.
2.600% due 12/04/2020	1,100	1,088

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	1,300	1,337

General Mills, Inc.
1.716% (US0003M + 0.540%) due 04/16/2021 ~	495	496

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020	1,202	1,208

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	1,000	1,028

Komatsu Finance America, Inc.
2.118% due 09/11/2020	600	601
2.437% due 09/11/2022	200	205

Kraft Heinz Foods Co.
2.800% due 07/02/2020	155	155

PayPal Holdings, Inc.
2.200% due 09/26/2022	1,000	1,036

Reckitt Benckiser Treasury Services PLC
0.857% (US0003M + 0.560%) due 06/24/2022 ~	700	699

Rogers Communications, Inc.
0.906% (US0003M + 0.600%) due 03/22/2022 ~	700	703

Starbucks Corp.
1.300% due 05/07/2022	1,000	1,014

Telefonica Emisiones S.A.
5.462% due 02/16/2021	1,100	1,133

		19,490

UTILITIES 1.6%

SingTel Group Treasury Pte Ltd.
4.500% due 09/08/2021	800	831

Verizon Communications, Inc.
1.321% (US0003M + 1.000%) due 03/16/2022 ~	600	608

		1,439

Total Corporate Bonds & Notes (Cost $52,028)		52,442

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.9%

California Municipal Finance Authority Revenue Notes, Series 2020
1.486% due 11/01/2022	750	751

Total Municipal Bonds & Notes (Cost $750)		751

U.S. GOVERNMENT AGENCIES 24.7%

Fannie Mae
0.635% due 03/25/2049	859	860
0.635% due 11/25/2059 •	1,845	1,846
0.685% due 05/25/2046 - 11/25/2059 •	4,054	4,063
1.931% due 08/25/2044	1,853	1,844

Freddie Mac
0.585% due 09/15/2045 •	972	972
0.635% due 11/15/2044 •	2,956	2,966
0.635% due 09/25/2049	876	877
0.785% due 01/15/2054 •	962	968
0.900% due 05/06/2025	6,000	6,002
2.500% due 06/25/2034	873	883

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	71

Schedule of Investments PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.640% due 02/20/2049 •	$354	$354

Total U.S. Government Agencies (Cost $21,582)		21,635

ASSET-BACKED SECURITIES 9.7%

Dell Equipment Finance Trust
1.983% due 05/21/2021	370	371

Gallatin CLO Ltd.
2.159% due 01/21/2028 •	498	491

Golden Credit Card Trust
0.535% due 10/15/2023 •	500	499

KVK CLO Ltd.
2.211% due 01/14/2028 •	411	404

Nassau Ltd.
2.369% due 10/15/2029 •	500	490

Navient Private Education Loan Trust
1.435% due 02/15/2029 •	738	738

Navient Private Education Refi Loan Trust
2.390% due 05/15/2068	842	846

Navient Student Loan Trust
1.235% due 06/25/2065 •	344	344

OneMain Financial Issuance Trust
3.480% due 02/14/2031	875	890

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oscar U.S. Funding Trust LLC
2.450% due 12/10/2021	$76	$76

SLM Student Loan Trust
1.101% due 01/27/2025 •	180	179

SMB Private Education Loan Trust
0.485% due 09/15/2054 •	256	254

SoFi Consumer Loan Program Trust
3.540% due 11/26/2027	245	248
3.670% due 08/25/2027	74	75

SoFi Professional Loan Program LLC
1.135% due 01/25/2039 •	630	631
1.285% due 10/27/2036 •	449	449
2.390% due 02/25/2042	508	510

Tesla Auto Lease Trust
2.130% due 04/20/2022	985	996

Total Asset-Backed Securities (Cost $8,498)		8,491

SHORT-TERM INSTRUMENTS 11.5%

COMMERCIAL PAPER 2.4%

American Honda Finance Corp.
0.600% due 09/04/2020	300	300
2.000% due 09/03/2020	500	500

Walgreens Boots Alliance, Inc.
0.650% due 08/17/2020	1,000	999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walt Disney Co.
1.810% due 07/20/2020	$300	$300

		2,099

U.S. TREASURY BILLS 9.1%
0.152% due 10/01/2020 (a)(b)	8,000	7,997

Total Short-Term Instruments (Cost $10,094)		10,096

Total Investments in Securities (Cost $92,952)		93,415

Total Investments 106.7% (Cost $92,952)		$93,415

Financial Derivative Instruments (c) (0.1)% (Cost or Premiums, net $0)		(44)

Other Assets and Liabilities, net (6.6)%		(5,818)

Net Assets 100.0%		$87,553

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(1,191) at a weighted average interest rate of 0.636%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	01/2021	EUR	1,000	$1,085	$0	$(44)

Total Forward Foreign Currency Contracts					$0	$(44)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(44)	$0	$0	$(44)	$(44)	$0	$(44)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

72	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44	$0	$44

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(33)	$0	$(33)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(44)	$0	$(44)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$31,513	$0	$31,513
Industrials	0	19,490	0	19,490
Utilities	0	1,439	0	1,439
Municipal Bonds & Notes
California	0	751	0	751
U.S. Government Agencies	0	21,635	0	21,635
Asset-Backed Securities	0	8,491	0	8,491
Short-Term Instruments
Commercial Paper	0	2,099	0	2,099
U.S. Treasury Bills	0	7,997	0	7,997

Total Investments	$0	$93,415	$0	$93,415

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(44)	$0	$(44)

Total Financial Derivative Instruments	$0	$(44)	$0	$(44)

Totals	$0	$93,371	$0	$93,371

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	73

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

CORPORATE BONDS & NOTES 52.8%

BANKING & FINANCE 33.7%

ABN AMRO Bank NV
0.939% (US0003M + 0.570%) due 08/27/2021 ~	$30,950	$31,111
1.935% (US0003M + 0.800%) due 07/19/2022 ~	7,200	7,242

AerCap Ireland Capital DAC
4.500% due 05/15/2021	33,078	33,288
4.625% due 10/30/2020	57,315	57,566
5.000% due 10/01/2021	13,976	14,140

AIA Group Ltd.
0.826% (US0003M + 0.520%) due 09/20/2021 ~	61,854	61,936

AIG Global Funding
0.757% (US0003M + 0.460%) due 06/25/2021 ~	20,400	20,437
1.931% (US0003M + 0.480%) due 07/02/2020 ~	6,208	6,208

Air Lease Corp.
2.500% due 03/01/2021	500	500
3.375% due 06/01/2021	1,700	1,707

Aircastle Ltd.
5.125% due 03/15/2021	9,806	9,847

Ally Financial, Inc.
4.250% due 04/15/2021	4,687	4,772
7.500% due 09/15/2020	6,375	6,438

American Express Co.
0.997% (US0003M + 0.620%) due 05/20/2022 ~	37,000	37,072
1.090% (US0003M + 0.330%) due 10/30/2020 ~	5,500	5,504
1.297% (US0003M + 0.610%) due 08/01/2022 ~	14,200	14,231

American Honda Finance Corp.
0.600% (US0003M + 0.290%) due 12/10/2021 ~	33,000	32,909
0.665% (US0003M + 0.350%) due 06/11/2021 ~	5,363	5,354
0.842% (US0003M + 0.450%) due 02/15/2022 ~	29,600	29,541
0.846% (US0003M + 0.540%) due 06/27/2022 ~	53,300	53,162

Athene Global Funding
2.667% (US0003M + 1.230%) due 07/01/2022 ~	37,559	37,228

Aviation Capital Group LLC
1.300% (US0003M + 0.950%) due 06/01/2021 ~	35,694	33,953
1.430% (US0003M + 0.670%) due 07/30/2021 ~	15,607	14,719
6.750% due 04/06/2021	6,030	6,061
7.125% due 10/15/2020	11,236	11,292

Banco Santander Chile
2.500% due 12/15/2020	4,143	4,177

Bank of America Corp.
0.946% (US0003M + 0.650%) due 10/01/2021 ~	48,300	48,340
2.555% (US0003M + 1.420%) due 04/19/2021 ~	500	505

Bank of Montreal
1.771% (US0003M + 0.460%) due 04/13/2021 ~	500	502

Bank of Nova Scotia
1.950% due 02/01/2023	25,600	26,380

Barclays Bank PLC
1.124% (US0003M + 0.650%) due 08/07/2020 ~	1,308	1,309
1.771% (US0003M + 0.460%) due 01/11/2021 ~	2,275	2,280
2.650% due 01/11/2021	3,100	3,131

Barclays PLC
1.766% (US0003M + 1.380%) due 05/16/2024 ~	19,000	18,833

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.822% (US0003M + 1.430%) due 02/15/2023 ~	$5,600	$5,586
2.558% (US0003M + 2.110%) due 08/10/2021 ~	60,309	61,249
3.200% due 08/10/2021	4,144	4,240

BNZ International Funding Ltd.
1.293% (US0003M + 0.980%) due 09/14/2021 ~	13,000	13,082

BOC Aviation Ltd.
1.606% (US0003M + 1.050%) due 05/02/2021 ~	15,215	15,086

Boston Properties LP
4.125% due 05/15/2021	3,357	3,425

Canadian Imperial Bank of Commerce
0.881% (SOFRRATE + 0.800%) due 03/17/2023 ~	54,700	54,408

Caterpillar Financial Services Corp.
0.598% (US0003M + 0.280%) due 09/07/2021 ~	14,000	14,012
0.618% (US0003M + 0.300%) due 03/08/2021 ~	10,000	10,006
0.902% (US0003M + 0.510%) due 05/15/2023 ~	8,400	8,408

Citibank N.A.
0.977% (US0003M + 0.600%) due 05/20/2022 ~	94,300	94,482

Citigroup, Inc.
0.940% (SOFRRATE + 0.870%) due 11/04/2022 ~	15,600	15,559
1.373% (US0003M + 1.023%) due 06/01/2024 ~	37,800	37,718
1.780% (US0003M + 1.430%) due 09/01/2023 ~	21,200	21,420

CNH Industrial Capital LLC
4.875% due 04/01/2021	11,562	11,865

Cooperatieve Rabobank UA
2.141% (US0003M + 0.830%) due 01/10/2022 ~	45,000	45,377

Credit Suisse AG
0.518% (SOFRRATE + 0.450%) due 02/04/2022 ~	3,779	3,763
1.000% due 05/05/2023	47,000	47,278
2.100% due 11/12/2021	26,000	26,550

Credit Suisse Group AG
1.558% (US0003M + 1.240%) due 06/12/2024 ~	5,000	5,027

Credit Suisse Group Funding Guernsey Ltd.
3.425% (US0003M + 2.290%) due 04/16/2021 ~	22,028	22,373
3.450% due 04/16/2021	12,170	12,460

Danske Bank A/S
2.000% due 09/08/2021	11,453	11,634
2.750% due 09/17/2020	27,058	27,179
2.800% due 03/10/2021	3,475	3,529
3.001% due 09/20/2022 •	1,500	1,524

DBS Group Holdings Ltd.
1.611% (US0003M + 0.620%) due 07/25/2022 ~	58,930	58,938

Dexia Credit Local S.A.
1.161% (US0003M + 0.320%) due 09/29/2020 ~	35,000	35,043

DNB Bank ASA
0.672% (US0003M + 0.370%) due 10/02/2020 ~	11,000	11,009
0.964% (US0003M + 0.620%) due 12/02/2022 ~	71,300	71,467
1.414% (US0003M + 1.070%) due 06/02/2021 ~	11,600	11,697

First Abu Dhabi Bank PJSC
2.126% (US0003M + 0.950%) due 04/16/2022 ~	9,700	9,716

Ford Motor Credit Co. LLC
0.986% (US0003M + 0.430%) due 11/02/2020 ~	3,500	3,462
1.227% (US0003M + 0.930%) due 09/24/2020 ~	58,100	57,637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.937% (US0003M + 2.550%) due 01/07/2021 ~	$12,875	$12,684

General Motors Financial Co., Inc.
1.041% (US0003M + 0.540%) due 11/06/2020 ~	6,908	6,881
1.601% (US0003M + 1.100%) due 11/06/2021 ~	37,612	37,228
2.170% (US0003M + 0.850%) due 04/09/2021 ~	31,793	31,606
2.450% due 11/06/2020	10,026	10,042
2.861% (US0003M + 1.550%) due 01/14/2022 ~	5,026	4,994
3.200% due 07/13/2020	575	575
3.700% due 11/24/2020	1,057	1,063

Goldman Sachs Group, Inc.
1.540% (US0003M + 0.780%) due 10/31/2022 ~	9,945	9,944
1.562% (US0003M + 1.170%) due 11/15/2021 ~	54,748	54,913
2.101% (US0003M + 1.110%) due 04/26/2022 ~	34,795	34,961
2.351% (US0003M + 1.360%) due 04/23/2021 ~	19,400	19,549

Harley-Davidson Financial Services, Inc.
1.284% (US0003M + 0.940%) due 03/02/2021 ~	78,400	77,953
3.550% due 05/21/2021	11,092	11,267

Hitachi Capital UK PLC
1.067% (US0003M + 0.690%) due 11/20/2020 ~	4,200	4,212

HSBC Bank Canada
0.950% due 05/14/2023	10,000	10,072
3.300% due 11/28/2021	6,500	6,748

HSBC Holdings PLC
0.968% (US0003M + 0.650%) due 09/11/2021 ~	92,017	92,062
1.386% (US0003M + 1.000%) due 05/18/2024 ~	6,000	5,955
2.873% (US0003M + 1.500%) due 01/05/2022 ~	68,373	69,366

HSBC USA, Inc.
2.750% due 08/07/2020	1,500	1,503

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	28,328	28,395
2.875% due 03/16/2021	10,361	10,443
3.000% due 03/06/2022	299	304

ICICI Bank Ltd.
3.125% due 08/12/2020	4,130	4,134
5.750% due 11/16/2020	3,344	3,388

ING Bank NV
1.356% (US0003M + 0.970%) due 08/17/2020 ~	2,000	2,002

ING Groep NV
1.456% (US0003M + 1.150%) due 03/29/2022 ~	24,800	24,985

International Lease Finance Corp.
4.625% due 04/15/2021	16,816	16,998
8.250% due 12/15/2020	2,224	2,277

Jackson National Life Global Funding
0.795% (US0003M + 0.480%) due 06/11/2021 ~	5,000	5,013
1.036% (US0003M + 0.730%) due 06/27/2022 ~	25,750	25,883
1.519% (US0003M + 0.300%) due 10/15/2020 ~	17,400	17,411

John Deere Capital Corp.
0.798% (US0003M + 0.480%) due 09/08/2022 ~	10,146	10,193
0.803% (US0003M + 0.490%) due 06/13/2022 ~	27,000	27,113
0.868% (US0003M + 0.550%) due 06/07/2023 ~	18,000	18,047

JPMorgan Chase & Co.
0.918% (US0003M + 0.610%) due 06/18/2022 ~	89,000	89,154
1.418% (US0003M + 1.100%) due 06/07/2021 ~	3,895	3,926

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.830% (US0003M + 1.480%) due 03/01/2021 ~	$12,595	$12,684
1.891% (US0003M + 0.900%) due 04/25/2023 ~	19,046	19,119
2.250% (US0003M + 1.230%) due 10/24/2023 ~	10,275	10,392

KEB Hana Bank
0.996% (US0003M + 0.700%) due 10/02/2022 ~	21,330	21,344
1.188% (US0003M + 0.875%) due 09/14/2022 ~	9,400	9,422
2.125% due 10/18/2021	7,300	7,420

Kookmin Bank
3.625% due 10/23/2021	1,600	1,659

Lloyds Bank PLC
0.964% (US0003M + 0.490%) due 05/07/2021 ~	46,400	46,497

Lloyds Banking Group PLC
1.106% (US0003M + 0.800%) due 06/21/2021 ~	30,655	30,786
1.326% due 06/15/2023 •	10,000	10,062

Macquarie Bank Ltd.
1.961% (US0003M + 1.120%) due 07/29/2020 ~	51,650	51,704

Marsh & McLennan Cos., Inc.
1.506% (US0003M + 1.200%) due 12/29/2021 ~	4,941	4,944

MassMutual Global Funding
0.456% (US0003M + 0.125%) due 03/04/2021 ~	3,700	3,696

MET Tower Global Funding
0.608% due 01/17/2023 •	56,400	55,991

Metropolitan Life Global Funding
0.624% (SOFRRATE + 0.570%) due 01/13/2023 ~	26,000	25,846

Mitsubishi UFJ Financial Group, Inc.
1.018% (US0003M + 0.700%) due 03/07/2022 ~	13,600	13,621
1.084% (US0003M + 0.740%) due 03/02/2023 ~	16,000	15,940
1.278% (US0003M + 0.920%) due 02/22/2022 ~	33,789	34,004
1.373% (US0003M + 1.060%) due 09/13/2021 ~	36,004	36,305
1.781% (US0003M + 0.790%) due 07/25/2022 ~	60,396	60,622
1.851% (US0003M + 0.860%) due 07/26/2023 ~	3,600	3,590

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	4,400	4,465
2.750% due 10/21/2020	14,278	14,360

Mizuho Financial Group, Inc.
0.990% (US0003M + 0.630%) due 05/25/2024 ~	31,660	31,045
1.163% (US0003M + 0.850%) due 09/13/2023 ~	26,520	26,384
1.195% (US0003M + 0.880%) due 09/11/2022 ~	47,100	47,258
1.311% (US0003M + 0.940%) due 02/28/2022 ~	24,990	25,152
2.016% (US0003M + 0.840%) due 07/16/2023 ~	39,623	39,588

Morgan Stanley
0.761% (SOFRRATE + 0.700%) due 01/20/2023 ~	91,445	91,237
2.028% (US0003M + 0.930%) due 07/22/2022 ~	46,460	46,705
2.420% (US0003M + 1.400%) due 10/24/2023 ~	11,052	11,171

MUFG Union Bank N.A.
0.791% (SOFRRATE + 0.710%) due 12/09/2022 ~	15,050	14,999

Nationwide Building Society
2.000% due 01/27/2023	22,000	22,670

NatWest Markets PLC
1.706% (US0003M + 1.400%) due 09/29/2022 ~	59,125	59,216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Markets PLC
5.625% due 08/24/2020	$6,308	$6,349

New York Life Global Funding
1.389% (US0003M + 0.280%) due 01/21/2022 ~	34,000	34,076
1.751% (US0003M + 0.440%) due 07/12/2022 ~	30,000	30,142

Nissan Motor Acceptance Corp.
0.696% (US0003M + 0.390%) due 09/28/2020 ~	11,446	11,360
0.696% due 09/28/2020 •	3,200	3,176
0.833% (US0003M + 0.520%) due 03/15/2021 ~	8,710	8,514
0.936% (US0003M + 0.630%) due 09/21/2021 ~	44,740	43,007
0.996% due 09/28/2022 •	9,850	9,109
1.701% (US0003M + 0.390%) due 07/13/2020 ~	20,900	20,895
1.961% (US0003M + 0.650%) due 07/13/2022 ~	9,550	8,893
2.150% due 07/13/2020	4,350	4,349
2.150% due 09/28/2020	17,660	17,609
2.201% (US0003M + 0.890%) due 01/13/2022 ~	24,045	23,116

ORIX Corp.
2.650% due 04/13/2021	1,100	1,113

PNC Bank N.A.
0.685% (US0003M + 0.325%) due 02/24/2023 ~	71,700	71,656
1.548% (US0003M + 0.450%) due 07/22/2022 ~	111,900	112,165

Protective Life Global Funding
0.826% (US0003M + 0.520%) due 06/28/2021 ~	9,700	9,724

Qatari Diar Finance QSC
5.000% due 07/21/2020	25,925	26,038

QNB Finance Ltd.
1.556% (US0003M + 1.000%) due 05/02/2022 ~	21,360	21,155
1.638% (US0003M + 1.320%) due 12/06/2021 ~(g)	8,400	8,364
1.713% (US0003M + 1.350%) due 05/31/2021 ~	79,427	79,882
2.125% due 09/07/2021	6,464	6,497
2.705% (US0003M + 1.570%) due 07/18/2021 ~	13,400	13,468

Royal Bank of Canada
1.311% (US0003M + 0.470%) due 04/29/2022 ~	36,100	36,206
1.495% (US0003M + 0.360%) due 01/17/2023 ~	21,100	21,022

Royal Bank of Scotland Group PLC
1.862% (US0003M + 1.470%) due 05/15/2023 ~	52,482	52,524

Santander Holdings USA, Inc.
4.450% due 12/03/2021	1,500	1,564

Santander UK Group Holdings PLC
2.875% due 10/16/2020	11,900	11,984

Santander UK PLC
0.856% (US0003M + 0.300%) due 11/03/2020 ~	2,400	2,402
0.970% (US0003M + 0.620%) due 06/01/2021 ~	89,414	89,716
1.052% (US0003M + 0.660%) due 11/15/2021 ~	34,342	34,533
2.100% due 01/13/2023	14,000	14,459

SBA Tower Trust
2.877% due 07/15/2046	6,000	6,017

Skandinaviska Enskilda Banken AB
0.963% (US0003M + 0.645%) due 12/12/2022 ~	65,700	65,957

SL Green Operating Partnership LP
1.366% (US0003M + 0.980%) due 08/16/2021 ~	13,800	13,601

Standard Chartered PLC
1.510% (US0003M + 1.200%) due 09/10/2022 ~	31,300	31,380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.744% due 09/10/2022 •	$4,500	$4,553
3.050% due 01/15/2021	3,120	3,158

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020	4,500	4,518

Sumitomo Mitsui Banking Corp.
1.546% (US0003M + 0.370%) due 10/16/2020 ~	56,400	56,470

Sumitomo Mitsui Financial Group, Inc.
1.875% (US0003M + 0.740%) due 10/18/2022 ~	4,500	4,503
1.993% (US0003M + 1.680%) due 03/09/2021 ~	6,000	6,060
2.091% (US0003M + 0.780%) due 07/12/2022 ~	40,065	40,163
2.281% (US0003M + 0.970%) due 01/11/2022 ~	12,000	12,060
2.421% (US0003M + 1.110%) due 07/14/2021 ~	14,389	14,504

Toronto-Dominion Bank
0.543% (SOFRRATE + 0.480%) due 01/27/2023 ~	24,800	24,650

Toyota Motor Credit Corp.
0.559% (US0003M + 0.125%) due 08/13/2021 ~	46,000	45,941
0.786% due 05/17/2022 •	13,250	13,237
1.677% (US0003M + 0.290%) due 10/07/2021 ~	3,200	3,199

UBS Group AG
1.342% (US0003M + 0.950%) due 08/15/2023 ~	39,250	39,318
1.578% due 05/23/2023 •	1,480	1,492
2.217% due 02/01/2022 •	20,340	20,719
3.091% due 04/14/2021 •	34,040	34,499

United Overseas Bank Ltd.
1.523% (US0003M + 0.480%) due 04/23/2021 ~	15,200	15,176
3.200% due 04/23/2021	8,100	8,260

Wells Fargo & Co.
1.378% (US0003M + 0.930%) due 02/11/2022 ~	70,713	70,934
1.990% (US0003M + 1.230%) due 10/31/2023 ~	8,200	8,260

Wells Fargo Bank N.A.
0.973% (US0003M + 0.660%) due 09/09/2022 ~	64,415	64,620
0.989% (US0003M + 0.620%) due 05/27/2022 ~	63,100	63,252

		4,692,594

INDUSTRIALS 15.5%

AbbVie, Inc.
0.724% (US0003M + 0.350%) due 05/21/2021 ~	41,000	41,029
0.841% (US0003M + 0.460%) due 11/19/2021 ~	33,600	33,589
1.024% (US0003M + 0.650%) due 11/21/2022 ~	33,800	33,913

American Airlines Pass-Through Trust
5.250% due 07/31/2022	325	287

Apple, Inc.
0.798% (US0003M + 0.350%) due 05/11/2022 ~	100	100

BAT Capital Corp.
1.014% due 08/14/2020 •	97,476	97,485
1.272% (US0003M + 0.880%) due 08/15/2022 ~	46,600	46,400

Bayer U.S. Finance LLC
0.927% (US0003M + 0.630%) due 06/25/2021 ~	42,551	42,505
3.500% due 06/25/2021	32,450	33,247

Becton Dickinson and Co.
1.181% (US0003M + 0.875%) due 12/29/2020 ~	8,913	8,914

BMW Finance NV
1.225% (US0003M + 0.790%) due 08/12/2022 ~	32,000	31,682

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	75

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW U.S. Capital LLC
0.794% (US0003M + 0.370%) due 08/14/2020 ~	$7,476	$7,480
1.721% (US0003M + 0.410%) due 04/12/2021 ~	26,799	26,719
1.841% (US0003M + 0.530%) due 04/14/2022 ~	12,400	12,276
2.000% due 04/11/2021	5,000	5,045
2.013% (US0003M + 0.640%) due 04/06/2022 ~	18,334	18,145

BP Capital Markets America, Inc.
0.966% (US0003M + 0.650%) due 09/19/2022 ~	26,000	26,136

Bristol-Myers Squibb Co.
0.766% (US0003M + 0.380%) due 05/16/2022 ~	56,600	56,755

Broadcom Corp.
2.200% due 01/15/2021	3,534	3,561

Campbell Soup Co.
0.943% (US0003M + 0.630%) due 03/15/2021 ~	7,085	7,093

Central Nippon Expressway Co. Ltd.
0.852% (US0003M + 0.460%) due 02/15/2022 ~	19,800	19,734
1.014% (US0003M + 0.540%) due 08/04/2020 ~	35,300	35,322
1.034% (US0003M + 0.560%) due 11/02/2021 ~	32,900	32,954
1.147% due 03/03/2022 •	77,560	77,727
1.163% (US0003M + 0.850%) due 09/14/2021 ~	22,050	22,202
1.356% (US0003M + 0.970%) due 02/16/2021 ~	1,200	1,204
1.371% (US0003M + 1.000%) due 05/28/2021 ~	32,000	32,143
2.113% (US0003M + 1.070%) due 04/23/2021 ~	7,570	7,605
2.241% due 02/16/2021	200	201
2.381% due 09/17/2020	5,500	5,516
2.567% due 11/02/2021	9,700	9,898

Cigna Corp.
0.949% (US0003M + 0.650%) due 09/17/2021 ~	51,000	51,002
3.200% due 09/17/2020	2,871	2,887

Comcast Corp.
0.736% (US0003M + 0.440%) due 10/01/2021 ~	109	109

Conagra Brands, Inc.
1.820% (US0003M + 0.500%) due 10/09/2020 ~	31,576	31,595
3.800% due 10/22/2021	8,780	9,129

Constellation Brands, Inc.
1.092% (US0003M + 0.700%) due 11/15/2021 ~	40,415	40,421

CVS Health Corp.
1.033% (US0003M + 0.720%) due 03/09/2021 ~	20,260	20,339

Daimler Finance North America LLC
0.865% (US0003M + 0.430%) due 02/12/2021 ~	9,375	9,338
1.106% (US0003M + 0.550%) due 05/04/2021 ~	43,938	43,715
1.211% (US0003M + 0.670%) due 11/05/2021 ~	47,000	46,507
1.238% (US0003M + 0.880%) due 02/22/2022 ~	39,900	39,499
1.292% (US0003M + 0.900%) due 02/15/2022 ~	27,000	26,686
1.396% (US0003M + 0.840%) due 05/04/2023 ~	3,200	3,091
2.700% due 08/03/2020	5,960	5,969

Dell International LLC
4.420% due 06/15/2021	100,221	103,022

Delta Air Lines, Inc.
2.600% due 12/04/2020	3,644	3,604

Dominion Energy Gas Holdings LLC
0.913% (US0003M + 0.600%) due 06/15/2021 ~	44,900	44,840

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equifax, Inc.
3.600% due 08/15/2021	$600	$618

Expedia Group, Inc.
5.950% due 08/15/2020	6,500	6,519

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	550	551

GATX Corp.
1.261% (US0003M + 0.720%) due 11/05/2021 ~	10,700	10,557

General Mills, Inc.
6.610% due 10/15/2022	10,800	10,992

General Motors Co.
1.210% (US0003M + 0.900%) due 09/10/2021 ~	1,906	1,885
1.274% (US0003M + 0.800%) due 08/07/2020 ~	43,207	43,198

GlaxoSmithKline Capital PLC
0.774% (US0003M + 0.350%) due 05/14/2021 ~	6,400	6,411

Hewlett Packard Enterprise Co.
0.998% (US0003M + 0.680%) due 03/12/2021 ~	11,700	11,694
2.093% (US0003M + 0.720%) due 10/05/2021 ~	21,200	21,164
3.600% due 10/15/2020	13,500	13,585

Hyundai Capital America
1.108% due 09/18/2020 •	11,500	11,476
1.138% (US0003M + 0.820%) due 03/12/2021 ~	21,394	21,216
1.308% (US0003M + 1.000%) due 09/18/2020 ~	13,038	13,017
2.292% due 07/08/2021 •	4,803	4,753
2.450% due 06/15/2021 (a)(e)	1,700	1,711
2.750% due 09/18/2020	13,385	13,415
3.000% due 10/30/2020	14,517	14,585
3.000% due 03/18/2021	14,818	14,963
3.450% due 03/12/2021	13,292	13,450

Imperial Brands Finance PLC
2.950% due 07/21/2020	93,222	93,313

Japan Tobacco, Inc.
2.000% due 04/13/2021	9,000	9,060

Kia Motors Corp.
2.625% due 04/21/2021	1,540	1,551

Kraft Heinz Foods Co.
2.800% due 07/02/2020	4,088	4,088

Marriott International, Inc.
0.950% (US0003M + 0.600%) due 12/01/2020 ~	45,825	45,622
0.968% (US0003M + 0.650%) due 03/08/2021 ~	12,158	12,042

Microchip Technology, Inc.
3.922% due 06/01/2021	4,725	4,818

Molson Coors Brewing Co.
2.100% due 07/15/2021	3,848	3,896

Mylan NV
3.750% due 12/15/2020	3,250	3,285

NXP BV
4.125% due 06/01/2021	24,285	25,015

Occidental Petroleum Corp.
1.398% (US0003M + 0.950%) due 02/08/2021 ~	45,870	45,194
1.842% (US0003M + 1.450%) due 08/15/2022 ~	41,275	37,989

Otis Worldwide Corp.
2.088% (US0003M + 0.450%) due 04/05/2023 ~	5,800	5,739

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	440	446
3.650% due 07/29/2021	1,200	1,229

Phillips 66
0.960% (US0003M + 0.600%) due 02/26/2021 ~	7,905	7,894

Reckitt Benckiser Treasury Services PLC
0.857% (US0003M + 0.560%) due 06/24/2022 ~	31,650	31,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rogers Communications, Inc.
0.906% (US0003M + 0.600%) due 03/22/2022 ~	$73,800	$74,163

Rolls-Royce PLC
2.375% due 10/14/2020	9,600	9,580

Telefonica Emisiones S.A.
5.462% due 02/16/2021	3,075	3,166

Textron, Inc.
0.998% (US0003M + 0.550%) due 11/10/2020 ~	27,300	27,219

Time Warner Cable LLC
4.125% due 02/15/2021	2,465	2,493

Tyson Foods, Inc.
0.824% (US0003M + 0.450%) due 08/21/2020 ~	19,890	19,892

Volkswagen Group of America Finance LLC
1.157% (US0003M + 0.860%) due 09/24/2021 ~	15,000	14,950
1.204% (US0003M + 0.770%) due 11/13/2020 ~	90,765	90,824
1.375% (US0003M + 0.940%) due 11/12/2021 ~	23,700	23,632
3.875% due 11/13/2020	1,910	1,928

Wabtec Corp.
1.613% (US0003M + 1.300%) due 09/15/2021 ~	18,200	18,200

Walt Disney Co.
0.740% (US0003M + 0.390%) due 09/01/2022 ~	28,900	28,816

Woolworths Group Ltd.
4.000% due 09/22/2020	1,325	1,333

Zoetis, Inc.
0.817% (US0003M + 0.440%) due 08/20/2021 ~	5,075	5,083

		2,148,450

UTILITIES 3.6%

AT&T, Inc.
1.100% (US0003M + 0.750%) due 06/01/2021 ~	34,400	34,577
1.314% (US0003M + 0.890%) due 02/15/2023 ~	35,185	35,021
2.169% (US0003M + 0.950%) due 07/15/2021 ~	58,281	58,765

BP Capital Markets PLC
1.191% (US0003M + 0.870%) due 09/16/2021 ~	21,500	21,593

Consolidated Edison Co. of New York, Inc.
0.697% (US0003M + 0.400%) due 06/25/2021 ~	49,481	49,587

Duke Energy Corp.
0.924% (US0003M + 0.500%) due 05/14/2021 ~	2,400	2,405
0.965% (US0003M + 0.650%) due 03/11/2022 ~	25,500	25,486

NextEra Energy Capital Holdings, Inc.
0.756% (US0003M + 0.450%) due 09/28/2020 ~	1,000	1,001
0.921% (US0003M + 0.550%) due 08/28/2021 ~	14,260	14,265
1.080% (US0003M + 0.720%) due 02/25/2022 ~	3,200	3,218
3.342% due 09/01/2020	10,000	10,050

Pacific Gas and Electric Co.
1.795% (US0003M + 1.480%) due 06/16/2022 ~	67,900	68,017
4.250% due 08/01/2023	1,600	1,830

Plains All American Pipeline LP
5.000% due 02/01/2021	6,000	6,055

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	1,059	1,071

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~	34,033	34,094
1.719% (US0003M + 0.500%) due 01/15/2021 ~	2,658	2,658

76	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	$12,850	$12,875

Southern Power Co.
0.856% (US0003M + 0.550%) due 12/20/2020 ~	62,559	62,563

Verizon Communications, Inc.
1.321% (US0003M + 1.000%) due 03/16/2022 ~	33,300	33,753
1.492% (US0003M + 1.100%) due 05/15/2025 ~	24,300	24,613

		503,497

Total Corporate Bonds & Notes (Cost $7,352,504)		7,344,541

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2017
0.962% (US0001M + 0.780%) due 04/01/2047 ~	27,950	27,907

WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.224% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,350	7,348

Total Municipal Bonds & Notes (Cost $35,301)		35,255

U.S. GOVERNMENT AGENCIES 10.9%

Fannie Mae
0.435% due 05/25/2037 •	25	25
0.468% due 01/25/2037 •	486	481
0.485% due 12/25/2045 •	3,383	3,374
0.515% due 02/25/2037 •	75	74
0.535% due 11/25/2036 •	98	98
0.568% due 08/25/2049 •	23,590	23,496
0.585% due 06/25/2026 •	145	145
0.594% due 04/18/2028 - 09/18/2031 •	770	770
0.595% due 09/25/2035 •	432	432
0.605% due 03/25/2037 •	308	309
0.635% due 02/25/2038 - 06/25/2059 •	11,280	11,304
0.635% due 07/25/2049	9,792	9,819
0.670% due 06/25/2048 •	16,116	16,021
0.685% due 06/25/2031 - 11/25/2059 •	56,588	56,716
0.690% due 08/25/2044 •	5,529	5,526
0.694% due 05/18/2032 •	140	141
0.720% due 08/25/2044 - 12/25/2048 •	47,972	47,938
0.744% due 03/18/2032 •	124	125
0.770% due 07/25/2044 - 03/25/2060 •	49,793	49,921
0.820% due 07/25/2046 •	13,519	13,508
0.865% due 12/25/2037 •	489	497
0.870% due 07/25/2046 •	9,719	9,754
0.885% due 05/25/2037 •	99	100
0.935% due 03/25/2037 - 02/25/2040 •	115	120
0.965% due 02/25/2038 •	835	846
1.035% due 07/25/2038 •	103	105
1.085% due 03/25/2032 •	26	26
1.438% due 04/25/2023 •	842	844
1.931% due 08/25/2044	18,089	18,010
2.000% due 12/25/2044	4,315	4,391
3.780% due 01/01/2036 •	3,406	3,572
3.809% due 05/01/2038 •	446	472

FDIC Structured Sale Guaranteed Notes
0.673% due 11/29/2037 •	2	2

Freddie Mac
0.435% due 11/15/2036 - 01/15/2040 •	33	33
0.483% due 11/25/2024 •	4,999	5,025
0.505% due 02/15/2037 •	1,133	1,130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.605% due 04/15/2041 •	$297	$297
0.635% due 09/15/2048 - 09/25/2049 •	34,756	34,805
0.685% due 07/15/2039 - 12/25/2049 •	16,702	16,741
0.690% due 05/15/2038 •	3,737	3,744
0.700% due 05/15/2041 •	4,215	4,222
0.720% due 03/15/2037 - 03/15/2043 •	69,400	69,286
0.770% due 12/15/2042 - 11/15/2044 •	9,684	9,740
0.790% due 06/15/2044 •	13,366	13,360
0.820% due 12/15/2037 •	2,447	2,445
0.900% due 05/28/2025 - 06/30/2025	129,800	129,886
0.950% due 06/10/2025	44,600	44,637
1.200% due 04/06/2023 - 04/17/2025	106,900	106,944
1.500% due 04/03/2025	124,255	124,264
2.500% due 06/25/2034 - 07/25/2034	148,299	150,257
4.062% due 09/01/2037 •	2,550	2,679

Ginnie Mae
0.503% due 06/20/2066 •	1,054	1,051
0.573% due 06/20/2046 •	36,671	36,608
0.590% due 07/20/2049 •	16,580	16,581
0.620% due 05/20/2063 •	874	867
0.640% due 03/20/2049 - 01/20/2050 •	76,886	76,955
0.653% due 08/20/2065 •	26,002	25,900
0.673% due 10/20/2066 •	158	158
0.703% due 10/20/2062 •	4,937	4,925
0.773% due 06/20/2067 •	1,757	1,755
0.790% due 09/20/2040 •	6,777	6,813
0.803% due 03/20/2061 - 07/20/2067 •	8,913	8,911
0.810% due 05/20/2041 •	13,526	13,562
0.820% due 10/20/2040 •	12,869	12,904
0.840% due 05/20/2041 •	3,876	3,890
0.853% due 04/20/2062 •	3,296	3,299
0.890% due 04/20/2070 •	61,028	61,906
0.895% due 01/16/2040 •	4,500	4,545
0.903% due 05/20/2065 - 10/20/2065 •	13,571	13,598
0.930% due 02/20/2040 •	4,324	4,370
0.940% due 03/20/2040	12,752	12,892
0.953% due 12/20/2064 - 10/20/2065 •	23,006	23,090
0.960% due 04/20/2040 •	9,334	9,455
0.990% due 03/20/2040 •	9,883	10,020
1.003% due 02/20/2062 •	4,842	4,863
1.053% due 12/20/2065 - 08/20/2066 •	12,603	12,700
1.083% due 09/20/2066 •	2,049	2,067
1.103% due 05/20/2066 - 07/20/2066 •	12,499	12,618
1.133% due 08/20/2066 •	1,241	1,255
1.223% due 07/20/2065 •	5,867	5,943
1.303% due 01/20/2066 •	5,714	5,814
1.353% due 02/20/2066 •	14,289	14,532
1.586% due 06/20/2067 •	7,555	7,697
1.904% due 04/20/2067 •	2,134	2,177
2.213% due 12/20/2068 •	10,496	10,504
2.500% due 01/20/2049 - 10/20/2049	69,506	71,185
3.000% due 07/20/2046	3,659	3,759
6.000% due 12/15/2033	18	22
6.500% due 11/15/2033 - 09/15/2034	22	25
7.000% due 01/15/2024 - 07/15/2032	78	78
7.500% due 07/15/2024 - 06/15/2028	55	60

NCUA Guaranteed Notes
0.530% due 12/07/2020 •	505	505
0.644% due 11/05/2020 •	3,277	3,278
0.734% due 12/08/2020 •	1,567	1,567

Total U.S. Government Agencies (Cost $1,509,142)		1,513,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%

AREIT Trust
1.215% due 09/14/2036 •	$14,000	$13,508

Bancorp Commercial Mortgage Trust
1.235% due 09/15/2036 •	17,590	16,898

Bear Stearns Adjustable Rate Mortgage Trust
3.171% due 08/25/2033 ~	555	544

Brass PLC
1.086% due 11/16/2066 •	11,130	11,125

BX Commercial Mortgage Trust
0.935% due 11/15/2035 •	11,714	11,620

Credit Suisse Mortgage Capital Trust
0.935% due 07/15/2032 •	13,000	12,258

Exantas Capital Corp. Ltd.
1.194% due 04/15/2036 •	25,291	24,616

GCAT Trust
2.650% due 10/25/2068 ~	4,268	4,439

Gosforth Funding PLC
0.786% due 12/19/2059 •	3,392	3,393
0.810% due 08/25/2060 •	12,988	12,987

GPMT Ltd.
1.094% due 11/21/2035 •	3,936	3,855

GS Mortgage Securities Corp. Trust
0.885% due 07/15/2032 •	16,300	16,178

GS Mortgage Securities Trust
3.648% due 01/10/2047	7,227	7,484

IMT Trust
0.885% due 06/15/2034 •	2,711	2,661

JPMorgan Chase Commercial Mortgage Securities Trust
1.185% due 09/15/2029 •	45,400	44,178

Lanark Master Issuer PLC
1.128% due 12/22/2069 •	9,120	9,147

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.885% due 11/15/2031 •	695	681

MF1 Ltd.
1.315% due 12/25/2034 •	50,000	49,313

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,378	1,443

Motel 6 Trust
1.105% due 08/15/2034 •	13,785	13,551

Permanent Master Issuer PLC
1.599% due 07/15/2058 •	2,250	2,250

PFP Ltd.
1.245% due 04/14/2037 •	45,200	43,977

Rosslyn Portfolio Trust
1.939% due 06/15/2033 •	4,500	4,422

Shellpoint Co-Originator Trust
3.500% due 08/25/2045 ~	5,043	5,106

UBS-Barclays Commercial Mortgage Trust
0.981% due 04/10/2046 •	14,981	14,923

VMC Finance LLC
1.114% due 10/15/2035 •	8,450	8,063

Wells Fargo Commercial Mortgage Trust
1.035% due 12/13/2031 •	5,400	5,132
1.244% due 07/15/2046 •	5,700	5,655

Wells Fargo-RBS Commercial Mortgage Trust
1.644% due 06/15/2044 •	21,451	21,470

Total Non-Agency Mortgage-Backed Securities (Cost $378,052)		370,877

ASSET-BACKED SECURITIES 15.6%

Ally Auto Receivables Trust
1.750% due 12/15/2021	72	73

Ally Master Owner Trust
0.505% due 07/15/2022 •	20,000	20,007

ARI Fleet Lease Trust
0.665% due 11/15/2027 •	8,819	8,817

Arkansas Student Loan Authority
1.260% due 11/25/2043 •	494	484

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	77

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atlas Senior Loan Fund Ltd.
2.005% due 04/20/2028 •	$4,173	$4,110

B&M CLO Ltd.
1.906% due 04/16/2026 •	436	434

Barings BDC Static CLO Ltd.
2.239% due 04/15/2027 •	25,170	24,993

Canadian Pacer Auto Receivables Trust
0.394% due 11/21/2022 •	20,000	19,955
3.000% due 06/21/2021	487	488

CARDS Trust
0.575% due 05/15/2024 •	34,400	34,450

CarMax Auto Owner Trust
0.495% due 07/15/2022 •	5,044	5,047
1.400% due 08/15/2021	137	137

Chesapeake Funding LLC
0.555% due 08/15/2030 •	21,857	21,475
0.585% due 04/15/2031 •	12,983	12,660
0.665% due 09/15/2031 •	11,678	11,635
1.910% due 08/15/2029	3,342	3,354
1.990% due 05/15/2029	488	490
3.040% due 04/15/2030	3,362	3,439

CIFC Funding Ltd.
1.851% due 10/25/2027 •	8,800	8,678

Citibank Credit Card Issuance Trust
0.810% due 04/22/2026 •	6,000	6,046

Commonbond Student Loan Trust
1.035% due 05/25/2041 •	675	671

Crown Point CLO Ltd.
2.075% due 07/17/2028 •	20,984	20,688
2.305% due 10/20/2028 •	39,583	39,078

CVP Cascade CLO Ltd.
2.326% due 01/16/2026 •	1,911	1,911

Dell Equipment Finance Trust
1.983% due 05/21/2021	17,968	18,041
3.160% due 02/22/2021	1,095	1,098

Denali Capital CLO LLC
2.041% due 10/26/2027 •	15,180	15,022

Dryden Senior Loan Fund
2.119% due 10/15/2027 •	14,799	14,673

DT Auto Owner Trust
1.140% due 01/16/2024	5,200	5,210

Earnest Student Loan Program LLC

2.680% due 07/25/2035	7,823	7,895

Edsouth Indenture LLC
0.915% due 04/25/2039 •	963	949
1.335% due 09/25/2040 •	193	193

Enterprise Fleet Financing LLC
2.870% due 10/20/2023	196	197
3.140% due 02/20/2024	632	639

Evergreen Credit Card Trust
0.535% due 07/15/2022 •	25,000	25,002
0.555% due 10/16/2023 •	84,000	84,160
0.665% due 01/15/2023 •	42,000	42,082

Exeter Automobile Receivables Trust
1.130% due 08/15/2023	13,000	13,020
2.590% due 09/15/2022	3,209	3,223

Figueroa CLO Ltd.
2.119% due 01/15/2027 •	3,925	3,922

Flagship CLO Ltd.
2.026% due 01/16/2026 •	1,025	1,018

Flagship Credit Auto Trust
1.490% due 07/15/2024	11,850	11,923

Ford Credit Auto Lease Trust
0.445% due 02/15/2022 •	23,370	23,373
2.280% due 02/15/2022	311	313

Ford Credit Auto Owner Trust
1.030% due 10/15/2022	12,100	12,155
1.690% due 11/15/2021	709	710

Ford Credit Floorplan Master Owner Trust
0.785% due 09/15/2024 •	20,400	20,084

Gallatin CLO Ltd.
2.269% (US0003M + 1.050%) due 07/15/2027 ~	7,503	7,420

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GM Financial Automobile Leasing Trust
0.710% due 10/20/2022	$15,000	$15,014
3.180% due 06/21/2021	610	613

GMF Floorplan Owner Revolving Trust
0.595% due 09/15/2023 •	28,400	28,283

Golden Credit Card Trust
0.505% due 05/15/2023 •	6,500	6,500
0.535% due 10/15/2023 •	41,195	41,112
2.620% due 01/15/2023	3,000	3,036

Gracechurch Card Funding PLC
0.585% due 07/15/2022 •	26,810	26,817

Gulf Stream Meridian Ltd.
2.478% due 10/15/2029 •	7,000	7,040

Halcyon Loan Advisors Funding Ltd.
2.055% due 04/20/2027 •	2,906	2,876

Hertz Fleet Lease Funding LP
0.647% due 01/10/2033 •	89,219	88,231
0.677% due 05/10/2032 •	3,590	3,576

Hyundai Auto Lease Securitization Trust
2.080% due 12/15/2021	5,939	5,976

KVK CLO Ltd.
2.211% due 01/14/2028 •	4,481	4,400

LCM LP
2.175% due 10/20/2027 •	3,500	3,441

Limerock CLO LLC
2.335% due 10/20/2026 •	3,116	3,106

Madison Park Funding Ltd.
2.395% due 07/20/2026 •	2,771	2,760

Marlette Funding Trust
2.690% due 09/17/2029	4,453	4,482
3.130% due 07/16/2029	1,786	1,802

Master Credit Card Trust
0.680% due 07/21/2024 •	12,000	11,925

Mercedes-Benz Auto Lease Trust
2.010% due 12/15/2021	686	690
3.010% due 02/16/2021	670	671

MMAF Equipment Finance LLC
2.330% due 12/08/2025	3,180	3,225

Mountain View CLO Ltd.
2.266% due 10/16/2029 •	10,000	9,780

Nassau Ltd.
2.369% due 10/15/2029 •	26,500	25,999

Navient Private Education Loan Trust
1.435% due 02/15/2029 •	1,919	1,917

Navient Private Education Refi Loan Trust
0.485% due 12/15/2059 •	875	874
0.535% due 11/15/2068 •	4,978	4,961
1.690% due 05/15/2069	26,900	27,028
3.010% due 06/16/2042	2,030	2,034
3.130% due 02/15/2068	7,500	7,747

Navient Student Loan Trust
0.585% due 12/15/2059 •	17,494	17,433
0.785% due 07/26/2066 •	10,287	10,249
0.935% due 07/26/2066 •	1,178	1,176
0.985% due 07/26/2066 •	7,823	7,469
1.235% due 12/27/2066 •	17,990	17,465

Nelnet Student Loan Trust
0.426% due 12/24/2035 •	4,076	3,902
0.470% due 08/23/2027 •	2,932	2,926
0.785% due 03/25/2030 •	3,114	3,083
0.985% due 09/25/2065 •	17,290	17,149
0.985% due 08/25/2067 •	29,282	28,797
1.035% due 02/25/2066 •	11,714	11,379

Nissan Auto Lease Trust
1.800% due 05/16/2022	710	716
2.710% due 07/15/2021	770	773
2.760% due 03/15/2022	500	508

Nissan Master Owner Trust Receivables
0.615% due 11/15/2023 •	64,900	64,583

Northstar Education Finance, Inc.
0.885% due 12/26/2031 •	824	796

OCP CLO Ltd.
1.811% due 10/26/2027 •	5,107	5,057

OneMain Financial Issuance Trust
2.370% due 09/14/2032	6,269	6,290

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oscar U.S. Funding LLC
2.490% due 08/10/2022	$3,286	$3,305
3.100% due 04/11/2022	5,029	5,063

Oscar U.S. Funding Trust LLC
0.647% due 08/10/2021 •	223	223

Palmer Square CLO Ltd.
1.242% due 08/15/2026 •	4,515	4,484

Palmer Square Loan Funding Ltd.
1.177% due 02/20/2028 •	36,906	36,367
1.227% due 08/20/2027 •	33,270	32,950
1.292% due 11/15/2026 •	6,865	6,787
1.819% due 04/15/2026 •	25,698	25,514
1.920% due 10/24/2027 •	12,414	12,289
2.005% due 07/20/2028 •	44,400	44,160

Penarth Master Issuer PLC
0.644% due 09/18/2022 •	39,530	39,502
0.734% due 07/18/2023 •	24,045	24,016

PFS Financing Corp.
1.210% due 06/17/2024	16,800	16,847

PHEAA Student Loan Trust
1.135% due 11/25/2065 •	7,960	7,746

Santander Consumer Auto Receivables Trust
1.370% due 10/15/2024	13,454	13,538

Santander Retail Auto Lease Trust
0.530% due 09/20/2022 •	13,797	13,783
1.690% due 01/20/2023	10,700	10,817
1.890% due 09/20/2022	8,922	9,008
2.290% due 04/20/2022	2,971	3,001
2.720% due 01/20/2022	1,518	1,533

Securitized Term Auto Receivables Trust
2.289% due 03/25/2022	1,285	1,291
2.862% due 05/25/2021	817	820

Seneca Park CLO Ltd.
2.255% due 07/17/2026 •	2,733	2,726

SLC Student Loan Trust
0.413% due 09/15/2026 •	3,973	3,970
0.423% due 03/15/2027 •	6,493	6,431
0.433% due 06/15/2029 •	19,338	19,043

SLM Private Education Loan Trust
1.685% due 03/15/2032 •	7,420	7,450
2.435% due 06/16/2042 •	1,901	1,906

SLM Student Loan Trust
0.783% due 12/15/2027 •	19,856	19,703
0.835% due 12/27/2038 •	2,793	2,707
0.863% due 12/15/2025 •	4,208	4,178
0.885% due 01/25/2029 •	3,154	2,935
1.081% due 01/26/2026 •	4,961	4,932
1.101% due 01/27/2025 •	1,559	1,552
1.111% due 01/25/2027 •	14,311	14,110
1.131% due 10/25/2028 •	2,155	2,110
1.541% due 01/25/2028 •	3,524	3,518
2.491% due 04/25/2023 •	256	251

SMB Private Education Loan Trust
0.485% due 09/15/2054 •	37,672	37,400
0.535% due 02/16/2026 •	3,001	2,998
1.085% due 09/15/2034 •	13,086	12,942
1.285% due 09/15/2034 •	6,129	6,087
1.385% due 07/15/2027 •	4,660	4,655
2.340% due 09/15/2034	7,850	7,982
2.490% due 06/15/2027	2,611	2,624
2.980% due 07/15/2027	4,349	4,424
3.050% due 05/15/2026	634	641

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	3,271	3,303
2.770% due 05/25/2026	1,584	1,594
3.280% due 01/26/2026	791	793

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	6,951	7,050
3.010% due 04/25/2028	6,101	6,189
3.240% due 02/25/2028	5,272	5,327

SoFi Professional Loan Program LLC
0.535% due 02/25/2042 •	888	881
0.785% due 07/25/2040 •	1,385	1,379
0.885% due 03/26/2040 •	1,177	1,168
1.035% due 07/25/2039 •	2,214	2,208
1.135% due 01/25/2039 •	249	249
1.235% due 04/25/2035 •	876	873

78	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.235% due 08/27/2035 •	$3,089	$3,090
1.285% due 10/27/2036 •	3,219	3,217
1.485% due 02/25/2040 •	1,174	1,180
1.935% due 08/25/2036 •	1,081	1,087
2.360% due 12/27/2032	958	967
2.510% due 09/27/2032	833	842
2.650% due 09/25/2040	4,907	5,035
2.740% due 05/25/2040	6,007	6,106

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	40,000	40,638
2.060% due 05/15/2046	15,131	15,282
2.640% due 08/25/2047	914	916
3.080% due 01/25/2048	3,805	3,833

Sound Point CLO Ltd.
2.193% due 01/23/2029 •	20,000	19,650

Starwood Waypoint Homes Trust
1.135% due 01/17/2035 •	9,161	9,136

Symphony CLO Ltd.
2.261% due 07/14/2026 •	20,408	20,215

Tesla Auto Lease Trust
2.130% due 04/20/2022	20,000	20,229

Thacher Park CLO Ltd.
2.295% due 10/20/2026 •	1,153	1,148

THL Credit Wind River CLO Ltd.
2.099% due 01/15/2026 •	2,380	2,370

Towd Point Mortgage Trust
0.785% due 02/25/2057 •	2,957	2,938
1.185% due 10/25/2059 •	4,194	4,183

Toyota Auto Loan Extended Note Trust
1.350% due 05/25/2033	52,600	53,481

Trillium Credit Card Trust
0.530% due 09/26/2023 •	53,000	52,998
0.550% due 12/26/2024 •	85,400	85,427
0.660% due 01/26/2024 •	19,100	19,130

Upstart Securitization Trust
2.322% due 04/22/2030	3,583	3,590

Utah State Board of Regents
0.918% due 01/25/2057 •	6,233	6,104
0.935% due 09/25/2056 •	9,959	9,705

Venture CLO Ltd.
1.401% due 08/28/2029 •	35,900	35,072
2.248% due 10/22/2031 •	25,000	24,636
2.365% due 04/20/2029 •	31,200	30,732

Volkswagen Auto Lease Trust
0.490% due 03/21/2022 •	8,773	8,778

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021	159	160

Voya CLO Ltd.
1.711% due 07/25/2026 •	2,950	2,934

Westlake Automobile Receivables Trust
2.570% due 02/15/2023	948	955

WhiteHorse Ltd.
2.065% due 04/17/2027 •	4,137	4,112
2.295% due 07/17/2026 •	349	348

World Omni Auto Receivables Trust
1.300% due 02/15/2022	273	274

World Omni Automobile Lease Securitization Trust
0.445% due 07/15/2022 •	15,368	15,362

Zais CLO Ltd.
2.369% due 04/15/2028 •	23,809	23,581

Total Asset-Backed Securities (Cost $2,175,305)		2,167,883

SOVEREIGN ISSUES 0.8%

Development Bank of Japan, Inc.
1.613% (US0003M + 0.570%) due 04/23/2021 ~	6,000	6,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Export-Import Bank of India
1.374% (US0003M + 1.000%) due 08/21/2022 ~	$31,468	$30,697
2.750% due 08/12/2020	1,604	1,606

Export-Import Bank of Korea
0.925% (US0003M + 0.575%) due 06/01/2021 ~	1,000	1,002
1.481% (US0003M + 0.925%) due 11/01/2022 ~	7,000	7,047
1.866% (US0003M + 0.875%) due 01/25/2022 ~	4,610	4,636
2.173% (US0003M + 0.800%) due 07/05/2022 ~	1,600	1,608

Industrial Bank of Korea
1.493% (US0003M + 0.450%) due 10/23/2022 ~	29,000	28,828

Korea Development Bank
1.074% (US0003M + 0.705%) due 02/27/2022 ~	32,100	32,143

Korea Expressway Corp.
3.625% due 10/22/2021	2,800	2,901

Total Sovereign Issues (Cost $117,471)		116,484

SHORT-TERM INSTRUMENTS 16.7%

CERTIFICATES OF DEPOSIT 1.3%

Bank of Montreal
0.480% (SOFRRATE + 0.400%) due 10/02/2020 ~	65,000	65,051

Lloyds Bank Corporate Markets PLC
1.820% (US0003M + 0.500%) due 10/26/2020 ~	48,600	48,672

Sumitomo Mitsui Banking Corp.
0.891% (US0003M + 0.350%) due 11/05/2021 ~	23,400	23,405
0.911% (US0003M + 0.370%) due 11/05/2021 ~	21,000	21,010
1.691% (US0003M + 0.380%) due 10/12/2021 ~	20,000	20,011

		178,149

COMMERCIAL PAPER 5.5%

American Honda Finance Corp.
1.900% due 07/20/2020	25,500	25,497
1.950% due 07/06/2020	5,000	5,000
1.950% due 09/03/2020	35,200	35,165
2.000% due 09/03/2020	5,000	4,995

AstraZeneca PLC
2.000% due 10/28/2020	40,861	40,791

AT&T, Inc.
1.370% due 09/01/2020	12,000	11,993
1.500% due 09/03/2020	5,000	4,997

BAYER Corp.
2.350% due 08/03/2020	51,800	51,784

BP Capital Markets PLC
1.500% due 10/07/2020	12,000	11,990
1.680% due 07/13/2020	78,300	78,296
1.800% due 08/03/2020	1,000	1,000

Chevron Corp.
0.750% due 08/27/2020	21,700	21,694

Exxon Mobil Corp.
0.950% due 07/08/2020	123,000	122,997

GlaxoSmithKline Capital PLC
1.100% due 08/17/2020	69,500	69,448
1.200% due 08/04/2020	17,000	16,991

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Schlumberger Investment S.A.
1.950% due 10/27/2020	$13,500	$13,457
1.950% due 10/28/2020	50,000	49,837

Shell International Finance B.V.
1.310% due 08/31/2020	7,250	7,246
1.700% due 09/28/2020	13,500	13,489
2.070% due 02/03/2021	12,000	11,968
2.300% due 01/19/2021	95,000	94,771

Trustees of Columbia University
2.200% due 07/15/2020	11,200	11,191
2.200% due 07/22/2020	14,000	13,980

Walt Disney Co.
1.400% due 07/31/2020	5,949	5,948
1.650% due 07/21/2020	3,000	3,000
1.750% due 08/19/2020	6,500	6,498
1.820% due 07/09/2020	23,700	23,699
1.850% due 08/31/2020	4,600	4,598
1.850% due 09/22/2020	2,100	2,098

		764,418

REPURCHASE AGREEMENTS (h) 3.0%
		412,889

U.S. TREASURY BILLS 3.4%
0.173% due 07/21/2020 - 10/08/2020 (b)(c)	476,900	476,803

U.S. TREASURY CASH MANAGEMENT BILLS 3.5%
0.184% due 09/08/2020 - 10/06/2020 (b)(c)	484,000	483,843

Total Short-Term Instruments (Cost $2,313,785)		2,316,102

Total Investments in Securities (Cost $13,881,560)		13,864,303

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
0.180% (d)(e)(f)	514,748	515

Total Short-Term Instruments (Cost $515)		515

Total Investments in Affiliates (Cost $515)		515

Total Investments 99.6% (Cost $13,882,075)		$13,864,818

Other Assets and Liabilities, net 0.4%		49,622

Net Assets 100.0%		$13,914,440

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	79

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Institutional Class Shares of each Fund.
(e)

Securities with an aggregate market value of $497 were out on loan in exchange for $515 of cash collateral as of June 30, 2020. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(f)	Coupon represents a 7-Day Yield.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
QNB Finance Ltd.	1.638%	12/06/2021	06/20/2019	$8,452	$8,364	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.130%	06/30/2020	07/01/2020	$121,900	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	$(124,474)	$121,900	$121,900
FICC	0.000	06/30/2020	07/01/2020	2,989	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(3,049)	2,989	2,989
SAL	0.130	06/30/2020	07/01/2020	198,500	U.S. Treasury Bonds 2.875% due 05/15/2049	(201,061)	198,500	198,501
SGY	0.130	06/30/2020	07/01/2020	89,500	U.S. Treasury Notes 2.500% due 03/31/2023	(91,318)	89,500	89,500

Total Repurchase Agreements						$(419,902)	$412,889	$412,890

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$121,900	$0	$0	$0	$121,900	$(124,474)	$(2,574)
FICC	2,989	0	0	0	2,989	(3,049)	(60)
SAL	198,501	0	0	0	198,501	(201,061)	(2,560)
SGY	89,500	0	0	0	89,500	(91,318)	(1,818)

Master Securities Forward Transaction Agreement
BCY	0	0	0	497	497	(515)	(18)

Total Borrowings and Other Financing Transactions	$412,890	$0	$0	$497

80	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$515	$0	$0	$0	$515

Total Borrowings	$515	$0	$0	$0	$515

Payable for securities on loan-cash collateral					$515

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(269,473) at a weighted average interest rate of 1.043%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,692,594	$0	$4,692,594
Industrials	0	2,148,450	0	2,148,450
Utilities	0	503,497	0	503,497
Municipal Bonds & Notes
California	0	27,907	0	27,907
Washington	0	7,348	0	7,348
U.S. Government Agencies	0	1,513,161	0	1,513,161
Non-Agency Mortgage-Backed Securities	0	370,877	0	370,877
Asset-Backed Securities	0	2,167,883	0	2,167,883
Sovereign Issues	0	116,484	0	116,484
Short-Term Instruments
Certificates of Deposit	0	178,149	0	178,149

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Commercial Paper	$0	$764,418	$0	$764,418
Repurchase Agreements	0	412,889	0	412,889
U.S. Treasury Bills	0	476,803	0	476,803
U.S. Treasury Cash Management Bills	0	483,843	0	483,843

	$0	$13,864,303	$0	$13,864,303

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	515	0	0	515

Total Investments	$515	$13,864,303	$0	$13,864,818

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	81

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

MUNICIPAL BONDS & NOTES 85.7%

ALABAMA 1.2%

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	$4,250	$4,250

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	1,350	1,397

		5,647

ARIZONA 1.2%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,855

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	1,940	2,463

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	446

		5,764

CALIFORNIA 1.4%

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,165

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,636

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,140

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	582

		6,523

COLORADO 2.3%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,916

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	3,040

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2031	850	1,045
5.000% due 11/15/2049	1,500	1,850

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,300	1,711

E-470 Public Highway Authority, Colorado Revenue Notes, Series 2020
5.000% due 09/01/2028	1,050	1,365

		10,927

CONNECTICUT 6.3%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,808
5.000% due 08/15/2027	3,000	3,605

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2031	3,500	4,581
5.000% due 05/01/2032	1,380	1,792

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,746
5.000% due 10/01/2033	1,020	1,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	$3,640	$4,597

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	1,750	1,782

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,481

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	1,845	2,312

Metropolitan District, Connecticut General Obligation Bonds, Series 2019
5.000% due 07/15/2030	2,000	2,549

		29,523

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,373

FLORIDA 3.5%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,089

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	558
5.000% due 07/01/2031	900	1,110

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	3,000	4,042

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2028	1,000	1,282

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,052

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,552

Lakeland, Florida Department of Electric Utilities Revenue Bonds, Series 2016
5.000% due 10/01/2026	505	621

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2026 (c)	275	240
0.000% due 10/01/2028 (c)	475	391

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,415

School District of Broward County, Florida Certificates of Participation Bonds, Series 2020
5.000% due 07/01/2032	2,000	2,593

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2033 (c)	200	133
5.000% due 07/01/2031	350	446

		16,524

GEORGIA 3.3%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	532

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	3,000	3,146

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	2,000	2,010

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	4,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	$600	$712

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	831

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.946% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,510	1,500

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,200	1,477

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2029	1,000	1,244

		15,462

GUAM 0.2%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	851

HAWAII 0.5%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,420

ILLINOIS 9.6%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,131

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,295

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	2,130

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	1,000	1,144

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	2,159

Illinois Finance Authority Revenue Bonds, Series 2020
5.000% due 08/15/2033	1,750	2,245

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	4,000	4,042
5.000% due 08/01/2023	2,590	2,739

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2020	535	539
5.000% due 11/01/2023	2,765	2,934

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,500	1,592

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	3,168

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	1,525	1,870

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,215

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	1,800	2,428

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	4,500	5,407

		45,038

INDIANA 1.8%

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030 «	4,500	4,507

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,951

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2029	$285	$374

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,638

		8,470

KENTUCKY 1.8%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	2,198

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	3,391

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
5.000% due 11/01/2031	2,500	2,957

		8,546

LOUISIANA 1.5%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	2,330	3,182

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	2,000	2,024

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	1,031

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	900	881

		7,118

MAINE 0.2%

Portland, Maine General Airport Revenue Notes, Series 2019
5.000% due 01/01/2028	300	372
5.000% due 01/01/2029	225	284
5.000% due 01/01/2030	270	346

		1,002

MARYLAND 0.4%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,450	1,717

MASSACHUSETTS 1.8%

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	2,000	2,260

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,849

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	2,390	2,879

Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,291

		8,279

MICHIGAN 2.2%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,380	5,583

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	$1,500	$1,878

University of Michigan Revenue Bonds, Series 2020
5.000% due 04/01/2033	1,100	1,486

		10,351

MINNESOTA 0.3%

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,247

MISSISSIPPI 0.3%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	1,500	1,572

MISSOURI 0.3%

Kansas City, Missouri Water Revenue Bonds, Series 2020
4.000% due 12/01/2034	1,000	1,241

NEBRASKA 0.8%

Public Power Generation Agency, Nebraska Revenue Bonds, Series 2015
5.000% due 01/01/2030	1,085	1,273

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	2,270

		3,543

NEVADA 0.4%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,748

NEW HAMPSHIRE 0.3%

Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,242

NEW JERSEY 3.2%

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,038

New Jersey Economic Development Authority Revenue Bonds, Series 2013
1.680% (MUNIPSA + 1.550%) due 09/01/2027 ~	3,000	2,905

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,092

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	2,500	2,619

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,052

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	2,250	2,740

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	1,020	1,209
5.000% due 06/01/2028	2,000	2,520

		15,175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 0.8%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	$3,000	$3,530

NEW YORK 10.2%

Erie County, New York Industrial Development Agency Revenue Notes, Series 2012
5.000% due 05/01/2022	1,000	1,087

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.936% (0.67* US0001M + 0.820%) due 11/01/2026 ~	1,500	1,443

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,603

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	1,695	1,771
5.000% due 09/01/2022	805	846

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	2,500	2,563

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,200

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,651

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	2,500	2,806

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,797

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,520	1,936

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	2,000	2,242

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,079

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	447

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,868
5.000% due 01/15/2032	500	610

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,535	2,853

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,399

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2043	2,000	2,547

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,270	1,514
5.000% due 06/01/2027	2,800	3,408

		47,670

NORTH CAROLINA 0.7%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,812
5.000% due 10/01/2027	1,120	1,208

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	288

		3,308

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	83

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 5.2%

Allen County, Ohio Hospital Facilities Revenue Notes, Series 2020
5.000% due 12/01/2029	$1,500	$1,931

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	860

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	3,500	3,789
5.000% due 06/01/2033	1,650	2,134

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,507

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2032	1,000	1,336

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,318

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	927

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	3,200	3,252

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,338

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000	2,720

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,363

		24,475

OREGON 0.8%

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
0.000% due 06/15/2027 (a)(e)	500	612
0.000% due 06/15/2028 (a)(e)	700	880
0.000% due 06/15/2029 (a)(e)	800	1,030
0.000% due 06/15/2030 (a)(e)	925	1,216

		3,738

PENNSYLVANIA 6.3%

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2020
5.000% due 02/01/2040	4,000	4,588

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,340	1,665

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,779

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,525

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	1,500	1,883

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	900	949

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	4,500	5,500

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	1,310	1,673

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	$2,500	$2,608

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	402
5.000% due 08/15/2031	300	352
5.000% due 08/15/2033	1,000	1,164

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,558

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	876

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2026	1,000	1,170

		29,717

PUERTO RICO 0.2%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.480% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,280	1,130

RHODE ISLAND 1.8%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	8,343

SOUTH DAKOTA 0.5%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,063

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	1,057

		2,120

TENNESSEE 1.8%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,500	1,735

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	887
5.000% due 02/01/2027	3,000	3,527
5.250% due 09/01/2026	1,745	2,063

		8,212

TEXAS 6.0%

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,583

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,103

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2026	500	630
5.000% due 08/15/2027	350	453
5.000% due 08/15/2028	300	398

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
5.000% due 08/15/2031	920	1,230

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	581

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,300	4,149

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	$1,435	$1,892

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2033	1,250	1,599

Midway Independent School District/McLennan County, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2030	650	876

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,457

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,255

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,090

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,830	2,128

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	250	330
5.000% due 10/15/2030	3,010	3,971

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	550

		28,275

UTAH 1.4%

University of Utah Revenue Bonds, Series 2020
5.000% due 08/01/2033	1,000	1,345

Utah State General Obligation Bonds, Series 2020
5.000% due 07/01/2031	4,000	5,325

		6,670

WASHINGTON 2.8%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,035	3,956

Energy Northwest, Washington Revenue Bonds, Series 2020
5.000% due 07/01/2033	2,000	2,699

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	640

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.180% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,508

Washington Health Care Facilities Authority Revenue Bonds, Series 2020
5.000% due 09/01/2032 (a)	450	575

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2025 (a)	250	290

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,195

		12,863

WEST VIRGINIA 0.4%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	2,000	2,052

WISCONSIN 1.5%

Wisconsin Environmental Improvement Fund State Revenue Bonds, Series 2020
5.000% due 06/01/2033	3,500	4,639

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	$1,925	$2,470

		7,109

Total Municipal Bonds & Notes (Cost $380,084)		401,515

SHORT-TERM INSTRUMENTS 13.7%

REPURCHASE AGREEMENTS (f) 0.1%
		560

SHORT-TERM NOTES 2.2%

Federal Home Loan Bank
0.106% due 07/31/2020 (c)(d)	6,400	6,400
0.167% due 09/04/2020 (c)(d)	3,700	3,699

		10,099

U.S. TREASURY BILLS 9.7%
0.122% due 07/07/2020 - 09/24/2020 (b)(c)	45,500	45,496

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.7%

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 03/31/2021	$4,000	$4,141

Suffolk County, New York General Obligation Notes, Series 2019
2.500% due 07/23/2020	2,000	2,002

Suffolk County, New York General Obligation Notes, Series 2020
5.000% due 03/19/2021	1,800	1,842

Total Municipal Bonds & Notes (Cost $7,947)		7,985

Total Short-Term Instruments (Cost $64,102)		64,140

Total Investments in Securities (Cost $444,186)		465,655

Total Investments 99.4% (Cost $444,186)		$465,655

Other Assets and Liabilities, net 0.6%		3,007

Net Assets 100.0%		$468,662

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$560	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(571)	$560	$560

Total Repurchase Agreements						$(571)	$560	$560

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$560	$0	$0	$560	$(571)	$(11)

Total Borrowings and Other Financing Transactions	$560	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	85

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$5,647	$0	$5,647
Arizona	0	5,764	0	5,764
California	0	6,523	0	6,523
Colorado	0	10,927	0	10,927
Connecticut	0	29,523	0	29,523
District of Columbia	0	2,373	0	2,373
Florida	0	16,524	0	16,524
Georgia	0	15,462	0	15,462
Guam	0	851	0	851
Hawaii	0	2,420	0	2,420
Illinois	0	45,038	0	45,038
Indiana	0	3,963	4,507	8,470
Kentucky	0	8,546	0	8,546
Louisiana	0	7,118	0	7,118
Maine	0	1,002	0	1,002
Maryland	0	1,717	0	1,717
Massachusetts	0	8,279	0	8,279
Michigan	0	10,351	0	10,351
Minnesota	0	1,247	0	1,247
Mississippi	0	1,572	0	1,572
Missouri	0	1,241	0	1,241
Nebraska	0	3,543	0	3,543

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Nevada	$0	$1,748	$0	$1,748
New Hampshire	0	1,242	0	1,242
New Jersey	0	15,175	0	15,175
New Mexico	0	3,530	0	3,530
New York	0	47,670	0	47,670
North Carolina	0	3,308	0	3,308
Ohio	0	24,475	0	24,475
Oregon	0	3,738	0	3,738
Pennsylvania	0	29,717	0	29,717
Puerto Rico	0	1,130	0	1,130
Rhode Island	0	8,343	0	8,343
South Dakota	0	2,120	0	2,120
Tennessee	0	8,212	0	8,212
Texas	0	28,275	0	28,275
Utah	0	6,670	0	6,670
Washington	0	12,863	0	12,863
West Virginia	0	2,052	0	2,052
Wisconsin	0	7,109	0	7,109
Short-Term Instruments
Repurchase Agreements	0	560	0	560
Short-Term Notes	0	10,099	0	10,099
U.S. Treasury Bills	0	45,496	0	45,496
Municipal Bonds & Notes	0	7,985	0	7,985

Total Investments	$0	$461,148	$4,507	$465,655

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

86	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.6%

MUNICIPAL BONDS & NOTES 79.7%

ALABAMA 2.4%

Birmingham Airport Authority, Alabama Revenue Notes, (BAM Insured), Series 2020
5.000% due 07/01/2023 (a)	$250	$279

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	1,250	1,250

Prattville Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	450	466

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,000	2,205

		4,200

ARIZONA 0.9%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	1,038

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	214

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	408

		1,660

CALIFORNIA 4.1%

Bay Area Toll Authority, California Revenue Bonds, Series 2014
2.000% due 04/01/2034	1,100	1,105

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2024	500	581

California Housing Finance Revenue Notes, Series 2020
1.450% due 04/01/2024	1,000	1,009

California Municipal Finance Authority Revenue Bonds, Series 2010
3.000% due 09/01/2021	2,000	2,000

Long Beach, California Harbor Revenue Notes, Series 2020
4.000% due 07/15/2021	800	828

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	1,000	1,000

Southern California Public Power Authority Revenue Bonds, Series 2018
0.380% (MUNIPSA + 0.250%) due 07/01/2040 ~	750	744

		7,267

CONNECTICUT 6.2%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	650	691
5.000% due 08/15/2023	500	553

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2023	675	757
5.000% due 05/01/2025	350	419

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,211

Connecticut State General Obligation Bonds, Series 2013
1.080% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,020	1,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut State General Obligation Notes, Series 2014
5.000% due 11/15/2022	$250	$276

Connecticut State General Obligation Notes, Series 2015
5.000% due 08/01/2025	350	422

Connecticut State General Obligation Notes, Series 2020
4.000% due 06/01/2023	425	466
5.000% due 01/15/2025	350	415

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	1,000	1,026

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	500	509

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,280	2,550

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	565

		10,880

DELAWARE 0.4%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031 (a)	750	755

DISTRICT OF COLUMBIA 0.8%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	500	539

Washington Metropolitan Area Transit Authority, District of Columbia Revenue Notes, Series 2020
5.000% due 07/15/2026	655	819

		1,358

FLORIDA 4.9%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	700	781

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2021	280	291

Florida Municipal Power Agency Revenue Notes, Series 2016
5.000% due 10/01/2020	250	253

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	250	301
5.000% due 10/01/2026	470	581

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	818

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	915	962

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	1,030	1,230

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,152

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2020	650	658
5.000% due 10/01/2024	710	847

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	620

Tampa, Florida Revenue Notes, Series 2020
5.000% due 07/01/2022	175	189

		8,683

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 1.8%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	$500	$524

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	500	503

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	1,038

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.946% (0.67*US0001M + 0.830%) due 08/01/2048 ~	500	497

Main Street Natural Gas Inc., Georgia Revenue Notes, Series 2019
5.000% due 05/15/2022	600	640

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	50	57

		3,259

ILLINOIS 6.0%

Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2022	1,000	1,026

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,026

Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	540	547

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	250	304

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	510	539

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	750	780

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	2,000	2,094

Illinois State General Obligation Notes, Series 2020
5.125% due 05/01/2022	750	780

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	750	802

Illinois State Revenue Notes, Series 2016
5.000% due 06/15/2022	1,000	1,047

Illinois State Toll Highway Authority Revenue Notes, Series 2014
5.000% due 12/01/2020	250	254

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	500	589
5.000% due 01/01/2026	375	451

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	350	387

		10,626

INDIANA 1.7%

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	650	659
Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series 2019
1.450% due 06/01/2021	800	800

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	750	819

Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	750	765

		3,043

IOWA 0.4%

PEFA Inc, Iowa Revenue Bonds, Series 2019
5.000% due 09/01/2049	650	785

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	87

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KANSAS 1.4%

Kansas Department of Transportation State Revenue Bonds, Series 2004
0.621% (0.7*US0001M + 0.500%) due 09/01/2024 ~	$2,500	$2,459

KENTUCKY 1.2%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	500	565

Louisville & Jefferson County, Kentucky Metropolitan Government Revenue Bonds, Series 2007
1.650% due 06/01/2033	500	504

Louisville & Jefferson County, Kentucky Metropolitan Sewer District Revenue Notes, Series 2016
5.000% due 05/15/2021	1,000	1,041

		2,110

LOUISIANA 0.2%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	300	294

MARYLAND 1.4%

Baltimore County, Maryland General Obligation Notes, Series 2018
5.000% due 03/01/2025	1,500	1,815

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	480	569

		2,384

MASSACHUSETTS 5.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2014
1.700% due 08/01/2043	1,150	1,179

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	2,000	2,259

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
0.630% (MUNIPSA) due 07/01/2038 ~	1,000	997

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2021	575	597

Massachusetts Development Finance Agency Revenue Notes, Series 2020
5.000% due 10/01/2022 (a)	2,400	2,648

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	750	903

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,108

		9,691

MICHIGAN 2.1%

Michigan Finance Authority Revenue Notes, Series 2010
5.000% due 12/01/2020	780	794

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,661

University of Michigan Revenue Notes, Series 2020
5.000% due 04/01/2025	1,000	1,219

		3,674

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 1.2%

Minneapolis, Minnesota Revenue Bonds, Series 2018
0.110% due 11/15/2048	$1,900	$1,900

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
4.000% due 01/01/2021	250	254

		2,154

MISSISSIPPI 0.5%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	793

MISSOURI 0.6%

Columbia, Missouri Water & Electric System Revenue Notes, Series 2019
5.000% due 10/01/2020	1,000	1,011

MONTANA 0.6%

Montana Facility Finance Authority Revenue Bonds, Series 2018
0.680% (MUNIPSA) due 08/15/2037 ~	975	973

NEBRASKA 1.7%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
5.000% due 11/15/2053	1,000	1,175

Lincoln, Nebraska Electric System Revenue Notes, Series 2012
5.000% due 09/01/2021	485	512

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2021	1,340	1,370

		3,057

NEVADA 1.6%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	850	857

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
3.000% due 06/15/2023	500	533

Clark Department of Aviation, Nevada Revenue Notes, Series 2019
5.000% due 07/01/2020	1,000	1,000

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	500	506

		2,896

NEW JERSEY 1.5%

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	450	450

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	900	1,072

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM/CR Insured), Series 2006
5.250% due 12/15/2020	350	357

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	750	809

		2,688

NEW MEXICO 0.7%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	1,000	1,177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 6.9%

Long Island Power Authority, New York Revenue Notes, Series 2015
5.000% due 09/01/2021	$140	$147

Long Island Power Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2028	1,000	1,293

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.936% (0.67* US0001M + 0.820%) due 11/01/2026 ~	500	481

Metropolitan Transportation Authority, New York Revenue Notes, Series 2014
5.000% due 11/15/2020	770	778

Metropolitan Transportation Authority, New York Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,107

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	750	789

Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	500	506

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	750	785

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	750	759

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
5.000% due 11/01/2020	500	508

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2002
5.000% due 11/01/2022	1,250	1,383

New York Power Authority Revenue Bonds, Series 2011
5.000% due 11/15/2022	360	400

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,045	1,070

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
0.554% (0.67*SOFRRATE + 0.500%) due 11/15/2038 ~	1,700	1,698

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	500	517

		12,221

NORTH CAROLINA 1.2%

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
0.516% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,000	990

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	1,025	1,199

		2,189

OHIO 0.7%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2018
2.250% due 02/15/2048	500	504

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	548

Ohio Water Development Authority Revenue Notes, Series 2013
5.000% due 06/01/2021	130	136

		1,188

88	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.5%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2026 (a)	$145	$173

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
0.000% due 06/15/2025 (a)(e)	275	319
0.000% due 06/15/2026 (a)(e)	350	417

		909

PENNSYLVANIA 4.5%

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2020
5.000% due 02/01/2040	2,000	2,294

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
0.619% (0.7*US0001M + 0.490%) due 01/01/2030 ~	745	739

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	530	624

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	500	553

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
0.850% (MUNIPSA + 0.720%) due 09/01/2051 ~	500	500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.161% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	746

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,025

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
0.730% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	980

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	500	502

		7,963

SOUTH CAROLINA 0.8%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	1,250	1,457

TENNESSEE 0.7%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	663

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	500	578

		1,241

TEXAS 7.8%

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2024	400	474

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	750	765

Garland, Texas Electric Utility System Revenue Notes, Series 2019
5.000% due 03/01/2025	500	597

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
3.000% due 10/01/2049	1,000	1,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	$350	$409

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	1,000	1,017

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	1,500	1,646

Lower Colorado River Authority, Texas Revenue Notes, Series 2020
5.000% due 05/15/2022	1,000	1,083

North Texas Tollway Authority Revenue Notes, Series 2014
5.000% due 01/01/2022	720	769

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2021	385	394

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	792

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	750	773

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	750	773

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	500	526

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	750	767

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2012
5.000% due 12/15/2022	1,000	1,086

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	275	320

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2024	500	597

		13,794

UTAH 0.3%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	500	576

VIRGINIA 1.2%

Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	1,000	1,000

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	1,150	1,154

		2,154

WASHINGTON 4.0%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
0.580% (MUNIPSA + 0.450%) due 11/01/2045 ~	750	749

Energy Northwest, Washington Revenue Notes, Series 2020
5.000% due 07/01/2027	750	966

King County, Washington Sewer Revenue Bonds, Series 2012
2.600% due 01/01/2043	750	759

Port of Seattle, Washington Revenue Notes, Series 2015
5.000% due 03/01/2023	1,000	1,106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port of Tacoma, Washington General Obligation Notes, Series 2016
4.000% due 12/01/2022	$440	$480

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
0.620% (MUNIPSA + 0.490%) due 11/01/2046 ~	675	668

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.180% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,003

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	870	978

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2023 (a)	250	275

		6,984

WEST VIRGINIA 0.9%

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,000	1,017

West Virginia University Revenue Notes, Series 2011
5.000% due 10/01/2020	500	506

		1,523

WISCONSIN 0.4%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2022	650	701

Total Municipal Bonds & Notes (Cost $137,845)		140,777

U.S. TREASURY OBLIGATIONS 1.0%

U.S. Treasury Notes
1.500% due 01/15/2023	600	620
1.500% due 11/30/2024	1,100	1,161

Total U.S. Treasury Obligations (Cost $1,708)		1,781

SHORT-TERM INSTRUMENTS 21.9%

REPURCHASE AGREEMENTS (f) 0.9%
		1,650

SHORT-TERM NOTES 4.4%

Federal Home Loan Bank
0.122% due 07/17/2020 (c)(d)	5,100	5,100
0.139% due 08/21/2020 (c)(d)	2,700	2,699

		7,799

U.S. TREASURY BILLS 9.8%
0.108% due 07/02/2020—08/06/2020 (b)(c)	17,300	17,299

U.S. TREASURY CASH MANAGEMENT BILLS 1.6%
0.134% due 09/29/2020 (c)(d)	2,800	2,799

MUNICIPAL BONDS & NOTES 5.2%

Erie County, New York General Obligation Notes, Series 2020
3.000% due 06/24/2021	1,000	1,025

Fredonia Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/17/2021	1,600	1,610

General Brown Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/25/2021	1,500	1,512

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	89

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 03/31/2021	$3,200	$3,313

Suffolk County, New York General Obligation Notes, Series 2019
2.500% due 07/23/2020	1,000	1,001

Suffolk County, New York General Obligation Notes, Series 2020
5.000% due 03/19/2021	600	614

Total Municipal Bonds & Notes (Cost $9,055)		9,075

Total Short-Term Instruments (Cost $38,603)		38,622

Total Investments in Securities (Cost $178,156)		181,180

Total Investments 102.6% (Cost $178,156)		$181,180

Other Assets and Liabilities, net (2.6)%		(4,599)

Net Assets 100.0%		$176,581

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$1,650	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(1,683)	$1,650	$1,650

Total Repurchase Agreements						$(1,683)	$1,650	$1,650

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,650	$0	$0	$1,650	$(1,683)	$(33)

Total Borrowings and Other Financing Transactions	$1,650	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

90	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$4,200	$0	$4,200
Arizona	0	1,660	0	1,660
California	0	7,267	0	7,267
Connecticut	0	10,880	0	10,880
Delaware	0	755	0	755
District of Columbia	0	1,358	0	1,358
Florida	0	8,683	0	8,683
Georgia	0	3,259	0	3,259
Illinois	0	10,626	0	10,626
Indiana	0	3,043	0	3,043
Iowa	0	785	0	785
Kansas	0	2,459	0	2,459
Kentucky	0	2,110	0	2,110
Louisiana	0	294	0	294
Maryland	0	2,384	0	2,384
Massachusetts	0	9,691	0	9,691
Michigan	0	3,674	0	3,674
Minnesota	0	2,154	0	2,154
Mississippi	0	793	0	793
Missouri	0	1,011	0	1,011
Montana	0	973	0	973
Nebraska	0	3,057	0	3,057
Nevada	0	2,896	0	2,896

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
New Jersey	$0	$2,688	$0	$2,688
New Mexico	0	1,177	0	1,177
New York	0	12,221	0	12,221
North Carolina	0	2,189	0	2,189
Ohio	0	1,188	0	1,188
Oregon	0	909	0	909
Pennsylvania	0	7,963	0	7,963
South Carolina	0	1,457	0	1,457
Tennessee	0	1,241	0	1,241
Texas	0	13,794	0	13,794
Utah	0	576	0	576
Virginia	0	2,154	0	2,154
Washington	0	6,984	0	6,984
West Virginia	0	1,523	0	1,523
Wisconsin	0	701	0	701
U.S. Treasury Obligations	0	1,781	0	1,781
Short-Term Instruments
Repurchase Agreements	0	1,650	0	1,650
Short-Term Notes	0	7,799	0	7,799
U.S. Treasury Bills	0	17,299	0	17,299
U.S. Treasury Cash Management Bills	0	2,799	0	2,799
Municipal Bonds & Notes	0	9,075	0	9,075

Total Investments	$0	$181,180	$0	$181,180

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	91

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities

92	PIMCO ETF TRUST

June 30, 2020

held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

ANNUAL REPORT	JUNE 30, 2020	93

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by

Pricing Services. A Fund’s investments in open-end management investment companies, other than ETFs, are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded

94	PIMCO ETF TRUST

June 30, 2020

in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

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Notes to Financial Statements (Cont.)

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending

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Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2020 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$32,287	$203,899	$(208,066)	$0	$0	$28,120	$478	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	712	1,472	(2,184)	0	0	0	6	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	9,952	(9,437)	0	0	515	3	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s

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insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be

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received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a

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proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price

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drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be

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charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined

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on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure

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Notes to Financial Statements (Cont.)

during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default

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swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New Fund	—	—	—	—	—	—	—	—	X	—	—	—

Small Fund	—	—	—	X	—	—	—	—	X	—	—	—

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	X	X	X	—	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	—	—	—	—	X	—	X	X	—	—	—	—

Market	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond	—	—	—	—	—	—	—	—	—	—	X	X

Issuer	—	—	—	—	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	—	—	X	X

Equity	—	—	—	—	—	—	X	—	—	—	—	—

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	—	—	X	X	X	X	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	X	X	X	X	X	X	—	—

Emerging Markets	—	—	—	—	X	X	X	X	—	—	—	—

Sovereign Debt	—	—	—	—	X	X	—	—	—	—	—	—

Currency	—	—	—	—	—	—	X	X	X	—	—	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	—	—	—	—	—	—

Indexing	X	X	X	X	X	X	—	—	—	—	—	—

Management	—	—	—	—	—	—	X	X	X	X	X	X

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X

Short Exposure	—	—	—	—	—	—	X	X	—	—	—	—

Convertible Securities	—	—	—	—	—	—	X	—	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	X	X	—	—	—	—

Distribution Rate	—	—	—	—	—	—	X	X	—	—	—	—

Responsible Investing Risk	—	—	—	—	—	—	—	—	X	—	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call

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outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Notes to Financial Statements (Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk is the risk  of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

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Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management

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fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(1)	0.46%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(2)	0.36%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)	PIMCO has contractually agreed, through October 31, 2020, to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.
(2)	PIMCO has contractually agreed, through October 31, 2022, to waive its management fee by 0.12% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2020 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expenses;

(iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2020, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2020, to waive or reduce its Management Fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive or reduce its Management Fee for the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund. The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit

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Notes to Financial Statements (Cont.)

in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2020, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$99	$174	$309	$582

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	0	128	128

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$50,792	$1,081

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,774	6,905

PIMCO Active Bond Exchange-Traded Fund	66,308	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	56,368	57,335

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	13,038	5,231

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,658,624	1,666,683

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	3,820	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$45,363	$51,595	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	207,908	217,834	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	24,220	26,993	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	5,283	5,158	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	448,908	566,219

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	114,287	129,536

PIMCO Active Bond Exchange-Traded Fund	5,298,710	4,346,589	773,433	69,394

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	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$2,017,841	$1,697,899	$277,330	$145,908

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	58,814	35,627	57,876	10,862

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	5,628,078	4,631,037	5,612,077	4,038,529

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	235,524	114,278

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	3,320	1,610	116,311	57,105

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the custodian of the Funds. These standard transactions fees are not payable to the Funds, and therefore, generally do not impact the Funds’ financial statements. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below. To the extent a variable transaction fee is not charged, certain costs may be borne by a Fund.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended June 30, 2020, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$263,904	$250,472

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	36,788	162,145

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	517,570	132,463

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	8,893	2,900

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,553,106	1,476,035

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	121,493	279,367

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	390	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

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Notes to Financial Statements (Cont.)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$0	$1,431	$0	$48,284	$(18)	$(23,231)	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	19,066	(15)	(22,768)	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	39,613	(15)	(14,294)	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	0	4,252	(15)	(1,201)	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	4,998	0	(117,000)	(26)	(169,071)	0	0

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	2,392	0	41,009	(26)	0	0	0

PIMCO Active Bond Exchange-Traded Fund	0	6,927	0	138,510	(45)	(32,638)	0	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	2,675	0	2,275	(13)	0	0	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	129	0	420	0	0	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	1,548	0	(17,268)	(22)	0	0	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	771	0	0	21,469	(22)	(4,899)	0	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	185	0	0	3,023	(23)	(1,282)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain (loss) on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflated Protected Securities (TIPS), Lehman securities, interest accrued on defaulted securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through June 30, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through June 30, 2020 and Ordinary losses realized during the period January 1, 2020 through June 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

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As of June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$13,171	$10,060

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	5,723	17,045

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,644	10,650

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	141	1,060

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	52,115	116,956

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	0

PIMCO Active Bond Exchange-Traded Fund	0	32,638

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	4,458	441

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	994	288

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$327,473	$49,056	$(772)	$48,284

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	608,994	19,066	0	19,066

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	572,515	39,613	0	39,613

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	57,464	4,252	0	4,252

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,294,085	6,622	(123,621)	(116,999)

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	605,038	43,566	(2,559)	41,007

PIMCO Active Bond Exchange-Traded Fund	3,795,582	172,184	(33,591)	138,593

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	835,127	8,500	(6,219)	2,281

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	92,952	533	(114)	419

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	13,882,084	28,236	(45,502)	(17,266)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	444,186	21,725	(255)	21,470

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	178,156	3,130	(105)	3,025

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, Treasury Inflated Protected Securities (TIPS), Lehman securities, interest accrued on defaulted securities, and straddle loss deferrals.

ANNUAL REPORT	JUNE 30, 2020	115

Notes to Financial Statements (Cont.)

June 30, 2020

For the fiscal years ended June 30, 2020 and June 30, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2020				June 30, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$0	$6,364	$0	$0	$0	$4,651	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	14,551	0	2,072	0	11,921	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	5,557	0	0	0	4,419	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	955	0	189	0	738	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	71,011	0	0	0	76,687	0	0

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	21,128	0	0	0	24,777	0	0

PIMCO Active Bond Exchange-Traded Fund	0	90,615	0	0	0	73,021	0	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	12,814	0	0	0	7,088	0	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	608	0	0	0	0	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	295,040	0	0	0	297,054	0	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	7,762	253	0	0	7,219	288	0	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,761	121	0	0	1,448	56	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

116	PIMCO ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO ETF Trust and Shareholders of PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (constituting PIMCO ETF Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020 (or for PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, for the period December 10, 2019 (inception date) through June 30, 2020), the statements of changes in net assets for each of the two years in the period ended June 30, 2020 (or for PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, for the period December 10, 2019 (inception date) through June 30, 2020), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended (or for PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, for the period December 10, 2019 (inception date) through June 30, 2020), the changes in each of their net assets for each of the two years in the period ended June 30, 2020 (or for PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, for the period December 10, 2019 (inception date) through June 30, 2020) and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2020

We have served as the auditor of one or more investment companies in PIMCO ETF Trust since 2009.

ANNUAL REPORT	JUNE 30, 2020	117

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

BMO	BMO Capital Markets Corp.	FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	USD (or $)	United States Dollar

CAD	Canadian Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate	US0012M	12 Month USD Swap Rate

LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	PSF	Public School Fund

BAM	Build America Mutual Assurance	NPFGC	National Public Finance Guarantee Corp.	Q-SBLF	Qualified School Bond Loan Fund

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TBD	To-Be-Determined

118	PIMCO ETF TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0%	0%	$6,364	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0%	0%	14,551	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0%	0%	5,557	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0%	0%	955	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0%	0%	67,460	0

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0%	0%	18,170	0

PIMCO Active Bond Exchange-Traded Fund	0%	0%	84,272	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0%	0%	10,507	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0%	0%	480	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0%	0%	230,132	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0%	0%	8,015	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0%	0%	1,882	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	JUNE 30, 2020	119

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/2009 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Funds and PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

120	PIMCO ETF TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President and Head of Americas Investment & Client Operations, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	JUNE 30, 2020	121

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

122	PIMCO ETF TRUST

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2020	123

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO ETF Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

124	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF3001AR_063020

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2020	$ 528,188
	June 30, 2019	$ 465,810
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2020	$ —
	June 30, 2019	$ —
(c)	Fiscal Year Ended	Tax Fees(2)
	June 30, 2020	$ —
	June 30, 2019	$ —
(d)	Fiscal Year Ended	All Other Fees(3)
	June 30, 2020	$ —
	June 30, 2019	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

_________

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2020	June 30, 2019
PIMCO ETF Trust	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	18,842,940	12,402,651

Totals	$18,842,940	$12,402,651

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 26, 2020